UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-08542
                                   ---------------------------------------------

THE SARATOGA ADVANTAGE TRUST
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                           (Exact name of registrant as specified in charter)

1101 STEWART AVENUE, SUITE 207, GARDEN CITY, NY 11530
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         (Address of principal executive offices)             (Zip code)

EMILE R. MOLINEAUX, GEMINI FUND SERVICES, LLC
150 MOTOR PARKWAY, SUITE 205, HAUPPAUGE, NY 11788
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                           (Name and address of agent for service)

Registrant's telephone number, including area code: 516-542-3000

Date of fiscal year end:  8/31
                        -------

Date of reporting period: 8/31/04
                          -------


ITEM 1.  REPORTS TO STOCKHOLDERS.





                                  THE SARATOGA
                                ADVANTAGE TRUST


                                [GRAPHIC OMITTED]


                          THE SARATOGA ADVANTAGE TRUST
                                  ANNUAL REPORT
                              AS OF AUGUST 31, 2004

                            CLASS A, B, AND C SHARES


                               TABLE OF CONTENTS

Chairman's Letter                                                        Page  2
Investment Review                                                        Page  4
Schedules of Investments                                                 Page 27
Statements of Assets and Liabilities                                     Page 44
Statements of Operations                                                 Page 46
Statements of Changes in Net Assets                                      Page 48
Notes to Financial Statements                                            Page 53
Financial Highlights                                                     Page 68
Report of Registered Public Accounting Firm                              Page 83
Supplemental Information                                                 Page 84
Privacy Notice                                                           Page 88


        THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS
            AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

                             TRUSTEES AND OFFICERS

Bruce E. Ventimiglia                         Trustee, Chairman, President & CEO
Richard E. Stierwalt                         Trustee & Vice Chairman
Patrick H. McCollough                        Trustee
Udo W. Koopmann                              Trustee
Floyd E. Seal                                Trustee
Stephen H. Hamrick                           Trustee
William B. Blundin                           Trustee
Stephen Ventimiglia                          Vice President & Secretary
Mark S. Marrone                              Treasurer & Chief Financial Officer
Michael J. Wagner                            Assistant Secretary
Andrew B. Rogers                             Assistant Treasurer


INVESTMENT MANAGER                           DISTRIBUTOR
Saratoga Capital Management, LLC             Aquarius Fund Distributors, LLC
1101 Stewart Avenue, Suite 207               4020 South 147th Street
Garden City, NY 11530-4808                   Omaha, NE 68137


TRANSFER AND SHAREHOLDER SERVICING AGENT     CUSTODIAN
Gemini Fund Services, LLC                    The Bank of New York
4020 South 147th Street, Suite 2             1 Wall Street, 25th Floor
Omaha, NE 68137                              New York, NY 10286

                          THE SARATOGA ADVANTAGE TRUST
                         Annual Report to Shareholders

October 23, 2004

Dear Shareholder:

      We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the "Trust"). This report covers the twelve months from September 1, 2003 through August 31, 2004.

                              TEN YEAR ANNIVERSARY

      I am delighted to report that on August 31, 2004 the Saratoga Advantage Trust reached a milestone -- its 10 year anniversary. While U.S. stock markets generally performed well and experienced many positive years of performance over the last 10 years, in 2002 they recorded their third consecutive down year for the first time since the 1939-1941 period.

      WE BELIEVE THAT SUCCESSFUL INVESTING REQUIRES DISCIPLINE AND PATIENCE. Try to stay focused on your long-term investment goals. Don't let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy. The Saratoga Advantage Trust's portfolios are managed by some of the world's leading institutional investment advisory firms. Combining the strength of the Trust's performance with a well-designed asset allocation plan can help you to achieve your long-term investment goals. Thank you or helping us reach this important milestone.

                                ECONOMIC OVERVIEW

      The Gross Domestic Product (GDP) grew at an annualized rate of 3.3% during the second quarter of 2004. This is a reasonable rate of growth following the strong annualized growth rate of greater than 4% for each of the previous four quarters. We believe that the U.S. economy is doing quite well given the unrest and turmoil surrounding it, with almost every sector of our economy participating in the current expansion. Over the past 12 months the U.S. economy added about 1.7 million new jobs as reported by the Nonfarm Payroll Survey Establishment data, and the Household survey showed an addition of 3.9 million new jobs over the past 31 months bringing the unemployment rate down to 5.4% from a high of 6.3% in June 2003. One of the most significant differences in the two employment reports is that the Household data includes self-employed jobs which accounted for greater than 1 million new jobs in the Household report that are excluded from the Payroll report. The Federal Open Market Committee ("FOMC") raised its target for the Federal Funds Rate by 25 basis points (.25%) to 1.75% at its September 21, 2004 meeting. The Federal Reserve ("Fed") commented: "The Committee believes that, even after this action, the stance of monetary policy remains accommodative and, coupled with robust underlying growth in productivity, is providing ongoing support to economic activity. After moderating earlier this year partly in response to the substantial rise in energy prices, output growth appears to have regained some traction, and labor market conditions have improved modestly. Despite the rise in energy prices, inflation and inflation expectations have eased in recent months." We believe that the Fed is acknowledging that the U.S. economy is firm and is continuing to grow at a respectable rate. Finally, the purchases and sales of U.S. Treasury and federal agency securities are the Federal Reserve's principal tool for implementing monetary policy. The short-term objective for open market operations is determined by the FOMC. This objective can be a desired quantity of reserves or a desired price (the Federal Funds Rate). The Fed has recently increased its pace of purchasing government securities which should supply more currency in circulation as the Fed appears to be striving to provide ample stimulus for the current economic expansion to continue.

                                   NEW ADVISOR

      I am pleased to inform you that effective July 19, 2004 OpCap Advisors, a subsidiary of Oppenheimer Capital, is the new investment advisor of the Saratoga Advantage Trust's International Equity Portfolio. Oppenheimer Capital was established in 1969, and is a well respected investment advisor with total assets under management of over 21 billion dollars. Oppenheimer Capital advises pension trusts, profit-sharing trusts and endowments. Please visit our website at www.saratogacap.com for additional information.

                          ELECTRONIC DELIVERY AVAILABLE

      This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping. With electronic delivery you'll receive an email with a link to your Saratoga Advantage Trust QUARTERLY STATEMENT, DAILY CONFIRMATIONS and/or SEMI-ANNUAL AND ANNUAL REPORTS each time one is available. You have the ability to choose which items you want delivered electronically. Choose one item or all items. It's up to you. Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

                            AUTOMATED ACCOUNT UPDATES

      I am pleased to inform you that you can get AUTOMATED UPDATES on your investments in the Saratoga Advantage Trust 24 HOURS A DAY, EVERYDAY, by calling toll-free 1-888-672-4839. For additional information about the Trust, please call your financial advisor, visit our website at WWW.SARATOGACAP.COM or call 1-800-807-FUND.

      Finally, you will find specific information on the investment strategy and performance of the Trust's portfolios. Please speak with your financial advisor if you have any questions about your investment in the Trust or your allocation of assets among the Trust's portfolios.

      We remain dedicated to serving your investment needs. Thank you for investing with us.

Best wishes,


/s/ Bruce E. Ventimiglia
Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

      Investors should carefully consider the investment objectives, risks, charges and expenses of the Saratoga Funds. This and other information about the Saratoga Funds is contained in the prospectus, which can be obtained by calling
(800) 807-FUND and should be read carefully before investing. Past performance is not indicative of future results.

      The Funds of the Saratoga Advantage Trust are distributed by Aquarius Fund Distributors, LLC, member NASD.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

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INVESTMENT REVIEW
--------------------------------------------------------------------------------

                      LARGE CAPITALIZATION VALUE PORTFOLIO

                                   Advised by:
                                 OpCap Advisors
                               New York, New York

OBJECTIVE: THE PORTFOLIO SEEKS TOTAL RETURN CONSISTING OF CAPITAL APPRECIATION AND DIVIDEND INCOME. PORTFOLIO ADVISOR COMMENTARY

--------------------------------------------------------------------------------
           TOTAL AGGREGATE RETURN FOR THE PERIOD ENDED AUGUST 31, 2004
--------------------------------------------------------------------------------
                         ONE YEAR:           FIVE YEAR:           INCEPTION:
                      9/1/03 - 8/31/04    9/1/99 - 8/31/04*    1/4/99 - 8/31/04*
--------------------------------------------------------------------------------
CLASS B
With Sales Charge           5.97%              -1.19%               -0.66%
Without Sales Charge       10.97%              -0.87%               -0.52%

CLASS C
With Sales Charge           9.90%              -0.91%               -0.53%
Without Sales Charge       10.90%              -0.91%               -0.53%
--------------------------------------------------------------------------------

      The first part of the one-year period ending August 31, 2004, was characterized by the continued economic recovery as well as the tightening of interest rates by the Federal Reserve to prevent inflation. In the last few months, however, U.S. economic growth appeared to have fallen off while record-high oil prices kept the stock market down and led to what the Federal Reserve characterized as "soft patch."

      The Portfolio fared well with its telecommunication services, industrials and materials holdings due to strong stock selection, offset by the underperformance of its financial, technology and consumer discretionary positions.

      Among individual holdings, ConocoPhillips (5.6%) was the top contributor to performance with management continuing to deliver on its strategy to enhance returns. Other contributors included conglomerate Textron (2.9%), a new position in the period, and telecommunications company AT&T Wireless (0.0%). Conversely, chipmaker Intel (1.8%) was the largest detractor following weaker-than-expected second quarter earnings and a lower earnings outlook due to high inventory levels. Other detractors included discount retailer Dollar General (2.3%) and Electronic Data Systems (0.0%), a provider of information technology services.

      ExxonMobil (4.2%) was the largest new position we established in the one-year period ending August 31, 2004. This global energy company features the highest returns in the industry, and we believe it is undervalued in the context of sustainably higher-than-expected energy prices. Other new positions included financial companies American Express (2.1%) and Bank of America (2.2%). We eliminated electric utility Exelon as it had neared our estimate of its intrinsic value. Other sales included retailer Target and food processing company Kraft Foods.

      We continue to be overweight in the pro-cyclical consumer discretionary and materials sectors as we believe that the economy will reaccelerate. However, we did increase our energy weighting based on our view that oil prices are likely to stay higher than in the past as a result of growing demand from emerging markets and a natural decline in mature oil fields.


----------
*     Annualized performance for periods greater than one year

      Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/04.

      Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

       A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
               LARGE CAPITALIZATION VALUE PORTFOLIO VS. BENCHMARKS

 [The following table was represented as a line graph in the printed material.]

         DATE        LCV B          MSTAR          S&P BARRA VALUE
                                LARGE VALUE
                                   AVERAGE
       -----------------------------------------------------------
        1/4/1999    10,000         10,000               10,000
       1/31/1999     9,886         10,100               10,166
       8/31/1999    10,144         10,406               10,727
       8/31/2000    10,009         10,991               11,728
       8/31/2001    10,672         10,826               10,767
       8/31/2002     7,821          9,187                8,554
       8/31/2003     8,750         10,188                9,764
       8/31/2004     9,633         12,195               11,335

         DATE        LCV C          MSTAR          S&P BARRA VALUE
                                 LARGE VALUE
                                   AVERAGE
       -----------------------------------------------------------
        1/4/1999    10,000         10,000               10,000
       1/31/1999     9,886         10,100               10,166
       8/31/1999    10,153         10,406               10,727
       8/31/2000    10,013         10,991               11,728
       8/31/2001    10,676         10,826               10,767
       8/31/2002     7,819          9,187                8,554
       8/31/2003     8,748         10,188                9,764
       8/31/2004     9,702         12,195               11,335


                         SIGNIFICANT AREAS OF INVESTMENT
                          AS A PERCENTAGE OF NET ASSETS

  [The following table was represented as a pie chart in the printed material.]

Significant Areas of Investment

--------------------------------------------- --------------
Automotive                                    1.08%
--------------------------------------------- --------------
--------------------------------------------- --------------
Chemicals                                     1.42%
--------------------------------------------- --------------
--------------------------------------------- --------------
Communications Equipment                      0.86%
--------------------------------------------- --------------
--------------------------------------------- --------------
Computers & Peripherals                       2.81%
--------------------------------------------- --------------
--------------------------------------------- --------------
Diversified Financials                        17.83%
--------------------------------------------- --------------
--------------------------------------------- --------------
Diversified Telecommunication Services        2.38%
--------------------------------------------- --------------
--------------------------------------------- --------------
Electronics                                   1.42%
--------------------------------------------- --------------
--------------------------------------------- --------------
Hotels, Restaurants & Leisure                 2.20%
--------------------------------------------- --------------
--------------------------------------------- --------------
Household/Personal Products                   2.26%
--------------------------------------------- --------------
--------------------------------------------- --------------
Industrial Conglomerates                      6.05%
--------------------------------------------- --------------
--------------------------------------------- --------------
Insurance                                     10.35%
--------------------------------------------- --------------
--------------------------------------------- --------------
IT Consulting & Services                      0.31%
--------------------------------------------- --------------
--------------------------------------------- --------------
Machinery/Instruments                         1.02%
--------------------------------------------- --------------
--------------------------------------------- --------------
Manufacturing                                 2.62%
--------------------------------------------- --------------
--------------------------------------------- --------------
Media                                         1.25%
--------------------------------------------- --------------
--------------------------------------------- --------------
Metals & Mining                               5.93%
--------------------------------------------- --------------
--------------------------------------------- --------------
Oil & Gas                                     11.34%
--------------------------------------------- --------------
--------------------------------------------- --------------
Paper & Related Products                      3.51%
--------------------------------------------- --------------
--------------------------------------------- --------------
Pharmaceuticals                               8.76%
--------------------------------------------- --------------
--------------------------------------------- --------------
Retail                                        9.00%
--------------------------------------------- --------------
--------------------------------------------- --------------
Semiconductor Equipment Products              3.86%
--------------------------------------------- --------------
--------------------------------------------- --------------
Waste Disposition                             0.99%
--------------------------------------------- --------------
--------------------------------------------- --------------
Other/Cash Equivalents                        2.75%
--------------------------------------------- --------------



----------
The Morningstar Large Value Average, as of August 31, 2004, consisted of 1,057 mutual funds comprised of large market capitalization value stocks. Investors may not invest in the Average directly.

The S&P/Barra Value Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged Index contains stocks with lower price-to-book ratios and is market capitalization weighted. The S&P/Barra Value Index does not include fees and expenses, and investors may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

                      LARGE CAPITALIZATION GROWTH PORTFOLIO

                                   Advised by:
                     Harris Bretall Sullivan & Smith, L.L.C.
                            San Francisco, California

              OBJECTIVE: THE PORTFOLIO SEEKS CAPITAL APPRECIATION.

--------------------------------------------------------------------------------
           TOTAL AGGREGATE RETURN FOR THE PERIOD ENDED AUGUST 31, 2004
--------------------------------------------------------------------------------
                         ONE YEAR:           FIVE YEAR:           INCEPTION:
                      9/1/03 - 8/31/04    9/1/99 - 8/31/04*    1/4/99 - 8/31/04*
--------------------------------------------------------------------------------
CLASS B
With Sales Charge         -12.43%             -12.92%              -10.15%
Without Sales Charge       -7.82%             -12.63%              -10.02%

CLASS C
With Sales Charge          -8.80%             -12.61%               -9.98%
Without Sales Charge       -7.88%             -12.61%               -9.98%
--------------------------------------------------------------------------------


                          PORTFOLIO ADVISOR COMMENTARY

      Last year investors witnessed strong returns for the general stock market as many corporations exceeded Wall Street earnings expectations, and interest rates remained stable. 2004 has been more challenging as the positive effects of strong earnings have largely been offset by negative effects of lower price/earnings ratios caused by higher interest rates. Single digit market returns have been the result of this struggle. Today, the question investors are wrestling with is just how this struggle will be resolved. We believe that the key to the outcome is inflation.

      While nearly every day new data confirms the current economic recovery, the stock market has been tempered by several concerns. In particular, investors have been anxious about four topics -- an uncertain Middle East scene, higher interest rates, the presidential campaign and escalating oil prices. The result is a topsy-turvy market -- up one day, down the next -- technology stocks one day, consumer stocks the next.

      As the current economic expansion matures, we believe the pieces will fall into place for inflation to settle into a range between 2-3%. These pieces include monetary policies designed to slowly reverse the disinflationary trends of the late 1990s, a normalization of the pace of productivity, more modest growth in the supply of labor and capacity, and stronger global growth.

      Financial markets appear to have reached an inflection point in terms of their outlook for inflation. To that end, markets that were once dismissive of stronger than expected data as being an aberration, now hold weaker than expected data in similar regard. We believe that the impetus for that shift in psychology has been the strengthening in labor markets, higher commodity prices, near record corporate profitability, and commentary from various Federal Reserve officials. Harris Bretall believes that the recent rise in inflation statistics does not signal a return to worrisome price and unit labor cost trends, but is a normal manifestation of an improving economy.


----------
*     Annualized performance for periods greater than one year

      Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

       A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
              LARGE CAPITALIZATION GROWTH PORTFOLIO VS. BENCHMARKS

 [The following table was represented as a line graph in the printed material.]

         DATE        LCG B         MSTAR LARGE          S&P BARRA GROWTH
                                 GROWTH AVERAGE
       ------------------------------------------------------------
        1/4/1999    10,000         10,000              10,000
       1/31/1999    10,808         10,610              10,663
       8/31/1999    10,812         11,275              10,949
       8/31/2000    14,080         15,410              13,363
       8/31/2001     7,211          6,512               8,311
       8/31/2002     5,388          4,634               6,974
       8/31/2003     5,973          5,448               7,678
       8/31/2004     5,460          5,627               8,211

         DATE        LCG C        MSTAR LARGE        S&P BARRA GROWTH
                                GROWTH AVERAGE
       ------------------------------------------------------------
        1/4/1999    10,000          10,000             10,000
       1/31/1999    10,808          10,610             10,663
       8/31/1999    10,825          11,275             10,949
       8/31/2000    14,104          15,410             13,363
       8/31/2001     7,223           6,512              8,311
       8/31/2002     5,396           4,634              6,974
       8/31/2003     5,990           5,448              7,678
       8/31/2004     5,519           5,627              8,211


                        SIGNIFICANT AREAS OF INVESTMENT
                          AS A PERCENTAGE OF NET ASSETS

  [The following table was represented as a pie chart in the printed material.]

Significant Areas of Investment

--------------------------------------------- --------------
Agriculture                                   4.86%
--------------------------------------------- --------------
--------------------------------------------- --------------
Automotive                                    0.98%
--------------------------------------------- --------------
--------------------------------------------- --------------
Casinos/Gaming                                1.66%
--------------------------------------------- --------------
--------------------------------------------- --------------
Computer Hardware                             5.21%
--------------------------------------------- --------------
--------------------------------------------- --------------
Computer Software                             3.11%
--------------------------------------------- --------------
--------------------------------------------- --------------
Cosmetics/Toiletries                          4.51%
--------------------------------------------- --------------
--------------------------------------------- --------------
E-Commerce                                    5.70%
--------------------------------------------- --------------
--------------------------------------------- --------------
Electronics                                   1.10%
--------------------------------------------- --------------
--------------------------------------------- --------------
Financial Services                            4.29%
--------------------------------------------- --------------
--------------------------------------------- --------------
Foods/Beverages                               1.54%
--------------------------------------------- --------------
--------------------------------------------- --------------
Hotels, Motels/Travel Services                1.08%
--------------------------------------------- --------------
--------------------------------------------- --------------
Insurance                                     2.20%
--------------------------------------------- --------------
--------------------------------------------- --------------
Integrated Circuits                           2.21%
--------------------------------------------- --------------
--------------------------------------------- --------------
Machinery                                     1.37%
--------------------------------------------- --------------
--------------------------------------------- --------------
Manufacturing                                 6.16%
--------------------------------------------- --------------
--------------------------------------------- --------------
Medical Products                              3.27%
--------------------------------------------- --------------
--------------------------------------------- --------------
Multimedia                                    3.65%
--------------------------------------------- --------------
--------------------------------------------- --------------
Oil                                           2.18%
--------------------------------------------- --------------
--------------------------------------------- --------------
Networking Products                           5.10%
--------------------------------------------- --------------
--------------------------------------------- --------------
Pharmaceuticals                               11.20%
--------------------------------------------- --------------
--------------------------------------------- --------------
Railroads                                     3.48%
--------------------------------------------- --------------
--------------------------------------------- --------------
Retail                                        7.76%
--------------------------------------------- --------------
--------------------------------------------- --------------
Semiconductor                                 7.34%
--------------------------------------------- --------------
--------------------------------------------- --------------
Steel                                         2.62%
--------------------------------------------- --------------
--------------------------------------------- --------------
Telecom                                       3.42%
--------------------------------------------- --------------
--------------------------------------------- --------------
Wholesale Distribution                        2.59%
--------------------------------------------- --------------
--------------------------------------------- --------------
Other/Cash Equivalents                        1.41%
--------------------------------------------- --------------



----------
The Morningstar Large Growth Average, as of August 31, 2004, consisted of 1,313 mutual funds comprised of large market capitalization growth stocks. Investors may not invest in the Average directly.

The S&P/Barra Growth Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged Index contains stocks with higher price-to-book ratios and is market capitalization weighted. The S&P/Barra Growth Index does not include fees and expenses, and investors may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

                          MID CAPITALIZATION PORTFOLIO

                                   Advised by:
                     Caterpillar Investment Management Ltd.
                                Peoria, Illinois

         OBJECTIVE: THE PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

--------------------------------------------------------------------------------
           TOTAL AGGREGATE RETURN FOR THE PERIOD ENDED AUGUST 31, 2004
--------------------------------------------------------------------------------
                                             ONE YEAR:            INCEPTION:
                                          9/1/03 - 8/31/04    6/28/02 - 8/31/04*
--------------------------------------------------------------------------------
CLASS A
With Sales Charge                               3.72%                3.44%
Without Sales Charge                           10.02%                6.29%

CLASS B
With Sales Charge                               4.32%                4.30%
Without Sales Charge                            9.32%                5.61%

CLASS C
With Sales Charge                               8.33%                5.56%
Without Sales Charge                            9.33%                5.56%
--------------------------------------------------------------------------------


                          PORTFOLIO ADVISOR COMMENTARY

      We attribute much of the recent stock market weakness to heightened investor concerns about possible terrorist activities, the presidential election, rising oil prices and less-than-enthusiastic earnings guidance from a number of technology companies. Prompted by those concerns, over the last six months investors rotated assets into more defensive companies, and as one would expect, value stocks generally outperformed growth stocks by a wide margin.

EARNINGS DISCONNECT FROM STOCK PRICES

      Corporate earnings overall have been good for several years, and they accelerated right through the second quarter of 2004. The problem as far as stock prices are concerned is not the earnings, but the contraction of the valuation multiple that investors are applying to future earnings. After watching earnings generally grow in excess of 25% in 2003 and 20% estimated for 2004, investors are recognizing that growth will probably slow to a more moderate pace in 2005. The disconnect between earnings and market valuation seems a little extreme to us. We believe we have reached a valuation level that will be unlikely to contract further this year. Barring oil reaching $60 per barrel or another terrorist attack, the growth in earnings will likely move the stock market to higher levels.

      We have witnessed several behavioral changes in investors over the last six years, and we may see another change during the next several years: a change from overly cautious to rational investing. To us, the undervaluation of stocks today looks like the mirror image of the extreme overvaluation that accompanied the great tech bubble of the 1990s. This suggests that we may still be paying the price of past extremes as many analysts and investors alike, still reeling from the effects of the bubble, remain ultra cautious about the future. While such concerns are real and cannot be dismissed, the stock market may be discounting the reality of some excellent cash earnings.

THE PORTFOLIO

      The slight growth bent in the Portfolio detracted the most from performance as a number of technology companies produced disappointing quarterly earnings reports and lacked strong conviction for the remaining part of 2004. A number of energy, consumer and REIT securities helped performance in 2004. In our opinion, the Saratoga Midcap Portfolio is positioned to participate in any potential market advances over the next 6 months.


----------
*     Annualized performance for periods greater than one year

      Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

       A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
                   MID CAPITALIZATION PORTFOLIO VS. BENCHMARKS

 [The following table was represented as a line graph in the printed material.]

          DATE     MID CAP A    S&P 500   RUSSELL MIDCAP   MSTAR MIDCAP
                                                           BLEND AVERAGE
       ----------------------------------------------------------------
        7/1/2002     9,425      10,000        10,000          10,000
       7/31/2002     8,690       9,221         9,024           9,038
       4/30/2003     8,134       9,403         9,309           9,260
       8/31/2003     9,783      10,401        11,062          10,892
       8/31/2004    10,763      11,592        12,754          12,480

          DATE     MID CAP B    S&P 500   RUSSELL MIDCAP    MSTAR MIDCAP
                                                            BLEND AVERAGE
       ----------------------------------------------------------------
        7/1/2002    10,000      10,000        10,000          10,000
       7/31/2002     9,220       9,221         9,024           9,038
       4/30/2003     8,580       9,403         9,309           9,260
       8/31/2003    10,300      10,401        11,062          10,892
       8/31/2004    10,960      11,592        12,754          12,480

          DATE     MID CAP C    S&P 500   RUSSELL MIDCAP    MSTAR MIDCAP
                                                            BLEND AVERAGE
       ----------------------------------------------------------------
        7/1/2002    10,000      10,000        10,000          10,000
       7/31/2002     9,210       9,221         9,024           9,038
       4/30/2003     8,570       9,403         9,309           9,260
       8/31/2003    10,290      10,401        11,062          10,892
       8/31/2004    11,250      11,592        12,754          12,480


                        SIGNIFICANT AREAS OF INVESTMENT
                          AS A PERCENTAGE OF NET ASSETS

  [The following table was represented as a pie chart in the printed material.]

Significant Areas of Investment

--------------------------------------------- --------------
Agriculture - Fish & Ranch                    1.04%
--------------------------------------------- --------------
--------------------------------------------- --------------
Auto Parts - Original Equipment               1.71%
--------------------------------------------- --------------
--------------------------------------------- --------------
Banks                                         5.47%
--------------------------------------------- --------------
--------------------------------------------- --------------
Chemicals                                     2.12%
--------------------------------------------- --------------
--------------------------------------------- --------------
Computer Services, Software & Systems         5.13%
--------------------------------------------- --------------
--------------------------------------------- --------------
Coal                                          1.83%
--------------------------------------------- --------------
--------------------------------------------- --------------
Consumer Products                             1.98%
--------------------------------------------- --------------
--------------------------------------------- --------------
Drugs & Pharmaceuticals                       5.57%
--------------------------------------------- --------------
--------------------------------------------- --------------
Electronic Equipment & Components             1.78%
--------------------------------------------- --------------
--------------------------------------------- --------------
Electronics - Semiconductors/Components       5.07%
--------------------------------------------- --------------
--------------------------------------------- --------------
Financial Miscellaneous                       2.82%
--------------------------------------------- --------------
--------------------------------------------- --------------
Financial Data Processing Services            1.96%
--------------------------------------------- --------------
--------------------------------------------- --------------
Forest Products                               1.64%
--------------------------------------------- --------------
--------------------------------------------- --------------
Health Care Services                          2.06%
--------------------------------------------- --------------
--------------------------------------------- --------------
Hotels & Motels                               1.91%
--------------------------------------------- --------------
--------------------------------------------- --------------
Human Resources                               1.27%
--------------------------------------------- --------------
--------------------------------------------- --------------
Identification Control & Filter Devices       2.14%
--------------------------------------------- --------------
--------------------------------------------- --------------
Insurance - Multi Line                        5.58%
--------------------------------------------- --------------
--------------------------------------------- --------------
Investment Management                         1.70%
--------------------------------------------- --------------
--------------------------------------------- --------------
Management Resources                          0.78%
--------------------------------------------- --------------
--------------------------------------------- --------------
Manufacturing                                 5.12%
--------------------------------------------- --------------
--------------------------------------------- --------------
Medical Services/Products                     4.08%
--------------------------------------------- --------------
--------------------------------------------- --------------
Metals & Mining                               3.09%
--------------------------------------------- --------------
--------------------------------------------- --------------
Multi-Sector Companies                        1.99%
--------------------------------------------- --------------
--------------------------------------------- --------------
Oil- Crude Producers                          2.42%
--------------------------------------------- --------------
--------------------------------------------- --------------
Paper & Paper Products                        1.55%
--------------------------------------------- --------------
--------------------------------------------- --------------
Radio & TV Broadcasters                       1.89%
--------------------------------------------- --------------
--------------------------------------------- --------------
Real Estate Investment Trusts (REITs)         4.49%
--------------------------------------------- --------------
--------------------------------------------- --------------
Restaurants                                   4.78%
--------------------------------------------- --------------
--------------------------------------------- --------------
Retail                                        9.18%
--------------------------------------------- --------------
--------------------------------------------- --------------
Truckers                                      1.87%
--------------------------------------------- --------------
--------------------------------------------- --------------
Utilities - Electrical                        2.26%
--------------------------------------------- --------------
--------------------------------------------- --------------
Other/Cash Equivalents                        3.72%
--------------------------------------------- --------------



----------
The Morningstar Mid Capitalization Blend Average as of August 31, 2004, consisted of 385 mutual funds comprised of mid market capitalization stocks. Investors may not invest in the Average directly.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $3.6 billion; the median market capitalization was approximately $2.8 billion. The Index had a total market capitalization range of approximately $10.8 billion to $1.3 billion. Investors may not invest in the Index directly; unlike the Portfolio's returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

                         SMALL CAPITALIZATION PORTFOLIO

                                   Advised by:
                            Fox Asset Management LLC
                            Little Silver, New Jersey

          OBJECTIVE: THE PORTFOLIO SEEKS MAXIMUM CAPITAL APPRECIATION.

--------------------------------------------------------------------------------
           TOTAL AGGREGATE RETURN FOR THE PERIOD ENDED AUGUST 31, 2004
--------------------------------------------------------------------------------
                         ONE YEAR:           FIVE YEAR:           INCEPTION:
                      9/1/03 - 8/31/04    9/1/99 - 8/31/04*    1/4/99 - 8/31/04*
--------------------------------------------------------------------------------
CLASS B
With Sales Charge          11.05%              10.90%               11.13%
Without Sales Charge       16.05%              11.16%               11.24%

CLASS C
With Sales Charge          15.01%              11.18%               11.29%
Without Sales Charge       16.01%              11.18%               11.29%
--------------------------------------------------------------------------------


                          PORTFOLIO ADVISOR COMMENTARY

      For the fiscal year ended August 31, 2004, the Saratoga Advantage Trust Small Capitalization Portfolio outpaced the return posted by the small-cap Russell 2000 Index. While challenges will almost certainly continue, we will persist in our search for undervalued situations upon which we can capitalize for the Portfolio's benefit.

      The fiscal year began with a continuation of the low-quality-stock rally that characterized calendar 2003. As noted in our annual letter a year ago, "... THIS LOW-QUALITY PHENOMENON TYPICALLY LASTS FOR MONTHS, NOT YEARS, AND WE EXPECT THE PENDULUM LIKELY WILL BEGIN TO SWING THE OTHER WAY IN THE NEAR TERM." Indeed, the low-quality-stock rally fizzled this past spring and higher-quality issues came to the fore. As the economy expands at a slower pace, companies exhibiting a pattern of less volatile, more consistent earnings growth should continue to curry favor from investors. We believe that the omnipresent terrorist threat, with which we unfortunately live, adds to the appeal of such investments. In addition, a rising interest-rate environment that features a flattening of the yield curve should keep the pressure on financial services stocks, particularly those in the small-cap arena. Furthermore, while commodity prices are likely to recede somewhat in the near future, energy stocks remain attractive over the intermediate-to-longer term to us. With the clear exception of the significant underweight to the financial services sector, the Portfolio is well balanced, with good exposure to energy and relatively defensive positions. As always, we will remain vigilant in our search for undervalued stocks that offer extraordinary returns.


----------
*     Annualized performance for periods greater than one year

      Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

       A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
                  SMALL CAPITALIZATION PORTFOLIO VS. BENCHMARKS

 [The following table was represented as a line graph in the printed material.]

         DATE        SC B         MSTAR SMALL    RUSSELL 2000
                                 BLEND AVERAGE
       ------------------------------------------------------
        1/4/1999    10,000         10,000          10,000
       1/31/1999    10,107          9,889          10,148
       8/31/1999    10,761         10,289          10,251
       8/31/2000    13,793         13,143          13,034
       8/31/2001    14,154         13,294          11,519
       8/31/2002    13,246         11,882           9,741
       8/31/2003    15,737         15,015          12,573
       8/31/2004    18,163         17,031          14,001

         DATE        SC C         MSTAR SMALL    RUSSELL 2000
                                 BLEND AVERAGE
       ------------------------------------------------------
        1/4/1999    10,000          10,000          10,000
       1/31/1999    10,107           9,889          10,148
       8/31/1999    10,782          10,289          10,251
       8/31/2000    13,825          13,143          13,034
       8/31/2001    14,205          13,294          11,519
       8/31/2002    13,296          11,882           9,741
       8/31/2003    15,788          15,015          12,573
       8/31/2004    18,315          17,031          14,001


                        SIGNIFICANT AREAS OF INVESTMENT
                          AS A PERCENTAGE OF NET ASSETS

  [The following table was represented as a pie chart in the printed material.]


Significant Areas of Investment

------------------------------------------------- ----------
Automotive Equipment & Manufacturing              3.23%
------------------------------------------------- ----------
------------------------------------------------- ----------
Chemicals                                         4.24%
------------------------------------------------- ----------
------------------------------------------------- ----------
Collectibles                                      2.65%
------------------------------------------------- ----------
------------------------------------------------- ----------
Construction                                      6.80%
------------------------------------------------- ----------
------------------------------------------------- ----------
Containers & Packaging                            3.38%
------------------------------------------------- ----------
------------------------------------------------- ----------
Electrical Products                               3.26%
------------------------------------------------- ----------
------------------------------------------------- ----------
Electronic Components                             3.31%
------------------------------------------------- ----------
------------------------------------------------- ----------
Energy & Utilities                                3.84%
------------------------------------------------- ----------
------------------------------------------------- ----------
Household Products                                5.90%
------------------------------------------------- ----------
------------------------------------------------- ----------
Insurance - Life & Health                         5.31%
------------------------------------------------- ----------
------------------------------------------------- ----------
Manufacturing                                     10.37%
------------------------------------------------- ----------
------------------------------------------------- ----------
Medical Products                                  9.73%
------------------------------------------------- ----------
------------------------------------------------- ----------
Oil & Gas                                         10.10%
------------------------------------------------- ----------
------------------------------------------------- ----------
Pharmaceuticals & Pharmacy Services               2.13%
------------------------------------------------- ----------
------------------------------------------------- ----------
Real Estate Investment Trusts (REITs)             0.85%
------------------------------------------------- ----------
------------------------------------------------- ----------
Restaurants                                       5.23%
------------------------------------------------- ----------
------------------------------------------------- ----------
Retail                                            6.83%
------------------------------------------------- ----------
------------------------------------------------- ----------
Semiconductor                                     2.55%
------------------------------------------------- ----------
------------------------------------------------- ----------
Trucking                                          7.01%
------------------------------------------------- ----------
------------------------------------------------- ----------
Other/Cash Equivalents                            3.28%
------------------------------------------------- ----------



The Morningstar Small Blend Average, as of August 31, 2004, consisted of 442 mutual funds comprised of small market capitalization stocks. Investors may not invest in the Average directly.

The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks which are included in the Russell 3000 Index.

The common stocks included in the Russell 2000 Index represent approximately 10% of the U.S. equity market as measured by market capitalization.

The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 2000 Index is an unmanaged index which does not include fees and expenses, and whose performance reflects reinvested dividends. Investors may not invest in the Index directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

                         INTERNATIONAL EQUITY PORTFOLIO

                                   Advised by:
                                 OpCap Advisors
                               New York, New York

         OBJECTIVE: THE PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

--------------------------------------------------------------------------------
           TOTAL AGGREGATE RETURN FOR THE PERIOD ENDED AUGUST 31, 2004
--------------------------------------------------------------------------------
                         ONE YEAR:           FIVE YEAR:           INCEPTION:
                      9/1/03 - 8/31/04    9/1/99 - 8/31/04*    1/4/99 - 8/31/04*
--------------------------------------------------------------------------------
CLASS B
With Sales Charge          15.03%              -6.82%               -4.85%
Without Sales Charge       20.03%              -6.49%               -4.70%

CLASS C
With Sales Charge          18.91%              -6.55%               -4.74%
Without Sales Charge       19.91%              -6.55%               -4.74%
--------------------------------------------------------------------------------


                          PORTFOLIO ADVISOR COMMENTARY

      On July 19, 2004 OpCap Advisors became the new investment advisor of the Portfolio. Among individual holdings, Continental AG (2.3%) was the top contributor to performance since OpCap began managing the Portfolio. The German auto-parts manufacturer rose on earnings that exceeded market expectations. The company also reported operating margin improvements, affirming our thesis that its cost-reduction initiatives and higher-value-added products are driving accelerating earnings. Other contributors included financials company Barclays (2.9%) and retailer Tesco (3.3%), both from Britain. Conversely, Japanese wireless telecom company NTT DoCoMo (4.4%) was the largest detractor since OpCap began managing the Portfolio. NTT's stock price declined following an operational earnings warning. OpCap views the decline as excessive given the company's excellent overall profitability. Other detractors included Olympus (1.0%), a manufacturer of opto-electronic products, and tech hardware manufacturer NEC Corp (1.0%). The latter struggled due to an adverse reaction to an unexpected increase in capital spending at one of its subsidiaries.

      OpCap continues to believe that stocks are well positioned to benefit from a healthy, long-lasting economic run. Volatile energy prices and a tapering economy have delayed the expansion, and geopolitical events and rising interest rates may bring about further choppiness in stock prices. In this environment, OpCap is emphasizing risk, and its present bias is toward high-quality companies that they believe will responsibly manage the changing fundamental environment.


----------
*     Annualized performance for periods greater than one year

      Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/04.

      Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares. The fund contains international securities that may provide the opportunity for greater return but also have special risks associated with foreign investing including fluctuations in currency, government regulation, differences in accounting standards and liquidity.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

       A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
                  INTERNATIONAL EQUITY PORTFOLIO VS. BENCHMARK

 [The following table was represented as a line graph in the printed material.]

         DATE        IE B         MSCI EAFE
       ------------------------------------------
        1/4/1999    10,000         10,000
       1/31/1999     9,780         10,010
       8/31/1999    10,651         10,956
       8/31/2000    12,750         12,148
       8/31/2001     8,109          9,169
       8/31/2002     6,272          7,721
       8/31/2003     6,345          8,541
       8/31/2004     7,548         10,352

         DATE        IE C         MSCI EAFE
       ------------------------------------------
        1/4/1999    10,000         10,000
       1/31/1999     9,780         10,010
       8/31/1999    10,659         10,956
       8/31/2000    12,742         12,148
       8/31/2001     8,101          9,169
       8/31/2002     6,263          7,721
       8/31/2003     6,336          8,541
       8/31/2004     7,598         10,352


                        SIGNIFICANT AREAS OF INVESTMENT
                          AS A PERCENTAGE OF NET ASSETS

  [The following table was represented as a pie chart in the printed material.]

Significant Areas of Investment

--------------------------------------------- --------------
Austria                                       1.64%
--------------------------------------------- --------------
--------------------------------------------- --------------
Canada                                        3.22%
--------------------------------------------- --------------
--------------------------------------------- --------------
France                                        16.70%
--------------------------------------------- --------------
--------------------------------------------- --------------
Germany                                       9.19%
--------------------------------------------- --------------
--------------------------------------------- --------------
Italy                                         4.17%
--------------------------------------------- --------------
--------------------------------------------- --------------
Japan                                         25.12%
--------------------------------------------- --------------
--------------------------------------------- --------------
Liberia                                       2.60%
--------------------------------------------- --------------
--------------------------------------------- --------------
Sweden                                        2.00%
--------------------------------------------- --------------
--------------------------------------------- --------------
Switzerland                                   4.87%
--------------------------------------------- --------------
--------------------------------------------- --------------
United Kingdom                                29.44%
--------------------------------------------- --------------
--------------------------------------------- --------------
Other/cash Equivalents                        1.05%
--------------------------------------------- --------------




----------
MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of April 2004 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This unmanaged Index does not include fees and expenses, and investors may not invest in the Index directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

                        HEALTH & BIOTECHNOLOGY PORTFOLIO

                                   Advised by:
                   UBS Global Asset Management (Americas) Inc.
                                Chicago, Illinois

            OBJECTIVE: THE PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH.

-------------------------------------------------------------------------------------------------------
                       TOTAL AGGREGATE RETURN FOR THE PERIOD ENDED AUGUST 31, 2004
-------------------------------------------------------------------------------------------------------
                         ONE YEAR:           FIVE YEAR:            INCEPTION:            INCEPTION:
                      9/1/03 - 8/31/04    9/1/99 - 8/31/04*    7/15/99 - 8/31/04*    1/18/00 - 8/31/04*
-------------------------------------------------------------------------------------------------------
CLASS A
With Sales Charge           3.05%               3.41%                3.72%                  N/A
Without Sales Charge        9.36%               4.64%                4.93%                  N/A

CLASS B
With Sales Charge           3.71%               3.62%                4.12%                  N/A
Without Sales Charge        8.71%               3.96%                4.28%                  N/A

CLASS C
With Sales Charge           7.71%                N/A                  N/A                 -5.79%
Without Sales Charge        8.71%                N/A                  N/A                 -5.79%
-------------------------------------------------------------------------------------------------------


                          PORTFOLIO ADVISOR COMMENTARY

      Political issues affected drug stocks during the fiscal year that ended August 31, 2004. The proposed legislation to allow the reimportation of drugs and the presidential election created uncertainty among investors.

PORTFOLIO CHANGES

      We built up a position in Mylan (1.8%) during the year. We believe that the company possesses structural competitive advantages derived from its healthy portfolio of enormous Paragraph IV pipeline candidates, augmented by a select group of highly targeted proprietary compound opportunities. We also increased our position in Roche (6.0%), which, in our view, is well positioned in the very profitable and high growth oncology market. We expect double-digit earnings per share growth for this company in the coming years driven by revenue growth and operating margin expansion. We also have a positive outlook for Nobel Biocare (1.9%) and added it to the Portfolio. The global dental implant market has experienced substantial growth over the past 5 years, which we expect to continue for many years to come. We expect market growth for dental implants to accelerate over the next few years to reach a value beyond $2 billion in 2008 (compared to $1.1 billion in 2003).

      We financed our purchases with the proceeds from Baxter International, which we sold when we became concerned about the state of the company's plasma business. We also sold our position in Cardinal Health before the company announced a meaningful earnings shortfall for the current year and an expansion of the ongoing formal SEC investigation into its core distribution business.

OUTLOOK

      We believe drug valuations look fairly reasonable on several measures, limiting the potential downside in the sector. Relative price/earnings ratios for drug makers are at the low end of their historical range. In our view, dividend yields are also attractive and higher than the general market yield. Also, in our opinion, the sector provides diversification and stability, plus the potential for high growth. Further positive aspects are the cost reduction initiatives and the sector's earnings predictability. However, we believe pricing pressures from health-care reform in Europe and Japan will pose challenges as will continued political and regulatory pressure on the industry, high marketing costs, high research and development costs, failures in the pipeline, and generic risks.


----------
*     Annualized performance for periods greater than one year

      Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/04.

      Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

       A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
                 HEALTH & BIOTECHNOLOGY PORTFOLIO VS. BENCHMARKS

 [The following table was represented as a line graph in the printed material.]

     DATE        H&B A       S&P 500   MSCI WORLD HEALTHCARE INDEX
   ------------------------------------------------------------------
   7/15/1999     9,425        10,000             10,000
   7/31/1999     9,039         9,429              9,520
   4/30/2000    16,315        10,401              9,923
   4/30/2001    15,959         9,052             10,394
   4/30/2002    14,415         7,909              9,737
   4/30/2003    11,164         6,856              8,588
   8/31/2003    11,029         7,584              8,680
   8/31/2004    12,061         8,453              9,831

     DATE        H&B B       S&P 500   MSCI WORLD HEALTHCARE INDEX
   ------------------------------------------------------------------
   7/15/1999    10,000        10,000             10,000
   7/31/1999     9,580         9,429              9,520
   4/30/2000    17,250        10,401              9,923
   4/30/2001    16,731         9,052             10,394
   4/30/2002    15,021         7,909              9,737
   4/30/2003    11,560         6,856              8,588
   8/31/2003    11,406         7,584              8,680
   8/31/2004    12,300         8,453              9,831


                        SIGNIFICANT AREAS OF INVESTMENT
                          AS A PERCENTAGE OF NET ASSETS

  [The following table was represented as a pie chart in the printed material.]

Significant Areas of Investment

--------------------------------------------- --------------
Biotechnology                                 17.09%
--------------------------------------------- --------------
--------------------------------------------- --------------
Diversified Financials                        1.77%
--------------------------------------------- --------------
--------------------------------------------- --------------
Healthcare - Equipment & Supplies             7.83%
--------------------------------------------- --------------
--------------------------------------------- --------------
Healthcare - Providers & Service              6.17%
--------------------------------------------- --------------
--------------------------------------------- --------------
Pharmaceuticals                               63.71%
--------------------------------------------- --------------
--------------------------------------------- --------------
Other/Cash Equivalents                        3.43%
--------------------------------------------- --------------




The MSCI World Healthcare Index is a free float-adjusted market capitalization index that is designed to measure global developed healthcare equity performance. As of April 2003 the MSCI World Healthcare Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Investors may not invest in the Index directly; unlike the Portfolio's returns, the Index does not reflect any fees or expenses.

The S&P 500(TM) Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio's returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

                      TECHNOLOGY & COMMUNICATIONS PORTFOLIO

                                   Advised by:
                            Columbus Circle Investors
                              Stamford, Connecticut

           OBJECTIVE: THE PORTFOLIO SEEKS LONG-TERM GROWTH OF CAPITAL.

--------------------------------------------------------------------------------------------------------------------------
                                TOTAL AGGREGATE RETURN FOR THE PERIOD ENDED AUGUST 31, 2004
--------------------------------------------------------------------------------------------------------------------------
                         ONE YEAR:           FIVE YEAR:           INCEPTION:           INCEPTION:           INCEPTION:
                      9/1/03 - 8/31/04    9/1/99 - 8/31/04*  10/22/97 - 8/31/04*   9/16/98 - 8/31/04*   1/14/00 - 8/31/04*
--------------------------------------------------------------------------------------------------------------------------
CLASS A
With Sales Charge         -19.72%             -24.18%               -7.34%                 N/A                  N/A
Without Sales Charge      -14.80%             -23.27%               -6.53%                 N/A                  N/A

CLASS B
With Sales Charge         -19.52%             -23.97%                 N/A               -11.15%                 N/A
Without Sales Charge      -15.29%             -23.79%                 N/A               -11.06%                 N/A

CLASS C
With Sales Charge         -16.04%                N/A                  N/A                  N/A               -32.96%
Without Sales Charge      -15.19%                N/A                  N/A                  N/A               -32.96%
--------------------------------------------------------------------------------------------------------------------------


                          PORTFOLIO ADVISOR COMMENTARY

      The Portfolio ended the August 2004 year on a negative note. The negative one year return was due to the technology sell off in the second quarter of 2004 through August. Economic growth slowed during the middle part of the year due to rising interest rates, higher oil prices and political uncertainties. Consumer and enterprise driven stocks such as semiconductors and enterprise software felt the brunt of the slowdown. Among the worst hit stocks were Intel (4.6%), Veritas Software (1.4%), Oracle (2.5%), Mindspeed (0.0%) and Peoplesoft (2.0%). Telecom equipment was the bright spot as the top five stocks for the year (Juniper (4.5%), Netscreen (0.0%), Nokia (1.6%), Qualcomm (4.5%), and Advanced Fiber (0.0%)) saw healthy gains due to carrier needs to build out next-generation networks.

      On the bright side, looking forward, we see improving fundamentals in 2005, if interest rates abate and oil increases slow, and as we move beyond the U.S. elections. As always, the Portfolio will continue to focus on dynamic companies in attractive markets that should benefit from positive industry dynamics and dominant secular trends. The emerging themes we remain focused on are Next-Generation carrier data spending (Voice over IP, EVDO, Fiber to the Home and Wideband Code Division Multiple Access (WCDMA)). Online advertising and emerging consumer trends such as satellite radio, car navigation and MP3 players. The Portfolio is poised to capitalize on these themes, the resurgent IT spending environment, emerging technologies and cost cutting measures implemented over the last three years.


----------
*     Annualized performance for periods greater than one year

      Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/04.

      Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

       A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
              TECHNOLOGY & COMMUNICATIONS PORTFOLIO VS. BENCHMARKS

 [The following table was represented as a line graph in the printed material.]

                                                LIPPER SCIENCE &
         DATE       TECH A        S&P 500    TECHNOLOGY FUND INDEX
      ---------------------------------------------------------------
      10/22/1997     9,422         10,000            10,000
      10/31/1997     8,668          9,448             9,048
       4/30/1998    12,324         11,573            10,238
       4/30/1999    19,402         14,098            14,180
       4/30/2000    40,074         15,526            28,910
       4/30/2001    16,866         13,512            15,568
       4/30/2002     7,845         11,806            10,009
       4/30/2003     5,598         10,235             7,820
       8/31/2003     6,961         11,321             9,930
       8/31/2004     5,931         12,618             9,324


                        SIGNIFICANT AREAS OF INVESTMENT
                          AS A PERCENTAGE OF NET ASSETS

  [The following table was represented as a pie chart in the printed material.]


Significant Areas of Investment

--------------------------------------------- --------------
Consumer Discretionary                        4.97%
--------------------------------------------- --------------
--------------------------------------------- --------------
Information Technology                        83.09%
--------------------------------------------- --------------
--------------------------------------------- --------------
Telecommunication Services                    8.33%
--------------------------------------------- --------------
--------------------------------------------- --------------
Other/Cash Equivalents                        3.61%
--------------------------------------------- --------------



The Lipper Science and Technology Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc. Investors may not invest in the Index directly.

The S&P 500(TM) Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio's returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

                       ENERGY & BASIC MATERIALS PORTFOLIO

                                   Advised by:
                     Caterpillar Investment Management Ltd.
                                Peoria, Illinois

           OBJECTIVE: THE PORTFOLIO SEEKS LONG-TERM GROWTH OF CAPITAL.

--------------------------------------------------------------------------------------------------------------------------
                                TOTAL AGGREGATE RETURN FOR THE PERIOD ENDED AUGUST 31, 2004
--------------------------------------------------------------------------------------------------------------------------
                         ONE YEAR:           FIVE YEAR:           INCEPTION:           INCEPTION:           INCEPTION:
                      9/1/03 - 8/31/04    9/1/99 - 8/31/04*  10/23/97 - 8/31/04*   9/21/98 - 8/31/04*    1/7/03 - 8/31/04*
--------------------------------------------------------------------------------------------------------------------------
CLASS A
With Sales Charge          16.48%               5.35%                5.14%                 N/A                  N/A
Without Sales Charge       23.62%               6.60%                6.05%                 N/A                  N/A

CLASS B
With Sales Charge          17.83%               5.59%                 N/A                10.12%                 N/A
Without Sales Charge       22.83%               5.91%                 N/A                10.23%                 N/A

CLASS C
With Sales Charge          21.97%                N/A                  N/A                  N/A                18.93%
Without Sales Charge       22.97%                N/A                  N/A                  N/A                18.93%
--------------------------------------------------------------------------------------------------------------------------


                          PORTFOLIO ADVISOR COMMENTARY

      Indexes representing the various materials, oil, natural gas and the oil service companies have outperformed the broader market for the last six months. Continued strength in the various commodities markets have supported and moved stock prices higher. It is unlikely that we will see the price of oil in the teens any time soon. Violence in the Middle East and specifically in Iraq is the main contributor to high oil prices today. The supply-risk premium is lasting much longer and is having a greater effect than most investors predicted. Following the general market assumption, we believe that sustainable oil prices are now in the mid $30s instead of the mid $20s.

      As of today, global demand for energy products continues to grow with little spare capacity to produce more oil. At the same time OPEC has been able to keep the market in tight supply by cutting back production as needed. One of the biggest risks to managing this sector is a shift in demand. With oil prices at this level, it would come as no surprise to see demand weaken as consumers begin changing consumption habits. This may take some of the pricing pressure off a little, but not enough to change the bigger picture. Big general merchandise stores have already indicated that high energy prices have hurt sales. Interestingly, oil prices would need to climb to above $80 to match the inflation-adjusted levels of the 1980s.

      There appears to be a shift in capital spending budgets of the major integrated oil companies to apply more cash to reserve replacement. Until recently, much of the excess cash has been used to increase share buybacks and dividends for shareholders. We suspected it was only a matter of time before we would see a shift in capital spending.

PORTFOLIO CHANGES

      While we were a little early in our purchase of drilling stocks, our investment in Transocean (3.9%), Noble Corporation (2.8%), Global Santa Fe (2.7%) and Rowan Companies (3.6%) is starting to pay off. We expect the increasing demand for drilling rigs will also increase the share prices of these deep-water drilling companies. We increased our overall allocation to energy within the Portfolio to 50%, up from 40% a few months ago. We began making the shift after we examined the attractive longer-term outlook for oil prices. The remaining half of the Portfolio is invested in a number of companies in the chemical, paper, aluminum and copper industries.


----------
*     Annualized performance for periods greater than one year

      Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/04.

      Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

       A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
                ENERGY & BASIC MATERIALS PORTFOLIO VS. BENCHMARKS

 [The following table was represented as a line graph in the printed material.]

                      ENERGY &                     LIPPER NATURAL
      DATE       BASIC MATERIALS A    S&P 500    RESOURCE FUND INDEX
   --------------------------------------------------------------------
   10/23/1997           9,422          10,000          10,000
   10/31/1997           9,548           9,625           9,626
    4/30/1998          10,434          11,790           9,772
    4/30/1999           9,719          14,362           9,005
    4/30/2000          12,129          15,817          10,424
    4/30/2001          14,413          13,765          12,743
    4/30/2002          13,383          12,027          11,721
    4/30/2003          10,163          10,427           9,790
    8/31/2003          11,404          11,533          10,964
    8/31/2004          14,098          12,854          14,152


                        SIGNIFICANT AREAS OF INVESTMENT
                          AS A PERCENTAGE OF NET ASSETS

  [The following table was represented as a pie chart in the printed material.]

Significant Areas of Investment

------------------------------------------------- ----------
Chemicals                                         11.50%
------------------------------------------------- ----------
------------------------------------------------- ----------
Coal                                              7.10%
------------------------------------------------- ----------
------------------------------------------------- ----------
Containers & Packaging/Paper & Plastics           3.29%
------------------------------------------------- ----------
------------------------------------------------- ----------
Metals & Mining                                   24.72%
------------------------------------------------- ----------
------------------------------------------------- ----------
Oil - Crude Producers                             8.25%
------------------------------------------------- ----------
------------------------------------------------- ----------
Oil - Drilling Service                            11.53%
------------------------------------------------- ----------
------------------------------------------------- ----------
Oil - Equipment & Services                        11.72%
------------------------------------------------- ----------
------------------------------------------------- ----------
Oil - Integrated Domestic                         6.38%
------------------------------------------------- ----------
------------------------------------------------- ----------
Oil- Integrated International                    3.63%
------------------------------------------------- ----------
------------------------------------------------- ----------
Paper                                             4.43%
------------------------------------------------- ----------
------------------------------------------------- ----------
Real Estate Investment Trusts (REITs)             3.60%
------------------------------------------------- ----------
------------------------------------------------- ----------
Other/Cash Equivalents                            3.85%
------------------------------------------------- ----------



----------
The Lipper Natural Resources Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc. Investors may not invest in the Index directly.

The S&P 500(TM) Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio's returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

                          FINANCIAL SERVICES PORTFOLIO

                                   Advised by:
                     Harris Bretall Sullivan & Smith, L.L.C.
                            San Francisco, California

           OBJECTIVE: THE PORTFOLIO SEEKS LONG-TERM GROWTH OF CAPITAL.

--------------------------------------------------------------------------------
           TOTAL AGGREGATE RETURN FOR THE PERIOD ENDED AUGUST 31, 2004
--------------------------------------------------------------------------------
                                             ONE YEAR:            INCEPTION:
                                          9/1/03 - 8/31/04     8/1/00 - 8/31/04*
--------------------------------------------------------------------------------
CLASS A
With Sales Charge                              -0.51%                2.39%
Without Sales Charge                            5.54%                3.89%

CLASS B
With Sales Charge                              -0.11%                2.84%
Without Sales Charge                            4.89%                3.29%

CLASS C
With Sales Charge                               3.89%                3.29%
Without Sales Charge                            4.89%                3.29%
--------------------------------------------------------------------------------


                          PORTFOLIO ADVISOR COMMENTARY

      Earnings and the stock market performed in-line with our expectations when we wrote our annual commentary last September. Approximately 20% earnings growth for the S&P 500 Index over the last year, ended August 31, 2004, drove about a 13% increase in the S&P 500 Index. The first half, however, came in stronger than we expected, thus the S&P 500 Index rose 13% in the six months ended March 31, 2004. As the economy and earnings slowed from a recovery pace to a more sustainable but slower pace, stock prices were basically unchanged for the six months ended September 30, 2004. A slowing pace of upward earnings estimate revisions and difficult comparisons against strong growth over the last year put S&P 500 Index earnings on a pace to increase a much slower 5%-10% in 2005 in our opinion.

      We expect interest rates to rise over the next year as the economy continues to expand and the Federal Reserve steadily pushes up the rates at which they lend money. We continue to position the Portfolio to capitalize on five major financial services themes. These themes are: rising interest rates and stock market, mergers & acquisitions recovery, demographics, rising home ownership and increased use of credit and debit cards.

      When capitalizing on themes, we use a stock ranking process which is a bottom-up, fundamental approach, executed in a disciplined manner. Our aim is to understand how much growth a company is projected to have, what we have to pay to get that growth, what risks are inherent in those earnings and how management views its stock.


----------
*     Annualized performance for periods greater than one year

      Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

       A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
                   FINANCIAL SERVICES PORTFOLIO VS. BENCHMARKS

 [The following table was represented as a line graph in the printed material.]

                       FINANCIAL                  LIPPER FINANCIAL
             DATE      SERVICES A     S&P 500    SERVICES FUND INDEX
           ---------------------------------------------------------
            8/1/2000      9,425        10,000           10,000
           8/31/2000      9,934        10,567           10,914
           4/30/2001     10,340         8,765           11,234
           4/30/2002     10,796         7,658           11,549
           4/30/2003      9,441         6,639           10,203
           8/31/2003     10,436         7,343           11,445
           8/31/2004     11,013         8,784           13,233

                       FINANCIAL                  LIPPER FINANCIAL
             DATE      SERVICES B     S&P 500    SERVICES FUND INDEX
           ---------------------------------------------------------
            8/1/2000     10,000        10,000           10,000
           8/31/2000     10,550        10,567           10,914
           4/30/2001     10,931         8,765           11,234
           4/30/2002     11,353         7,658           11,549
           4/30/2003      9,866         6,639           10,203
           8/31/2003     10,880         7,343           11,445
           8/31/2004     11,213         8,784           13,233

                       FINANCIAL                  LIPPER FINANCIAL
             DATE      SERVICES C     S&P 500    SERVICES FUND INDEX
           ---------------------------------------------------------
            8/1/2000     10,000        10,000           10,000
           8/31/2000     10,560        10,567           10,914
           4/30/2001     10,941         8,765           11,234
           4/30/2002     11,342         7,658           11,549
           4/30/2003      9,866         6,639           10,203
           8/31/2003     10,880         7,343           11,445
           8/31/2004     11,413         8,784           13,233


                         SIGNIFICANT AREAS OF INVESTMENT
                          AS A PERCENTAGE OF NET ASSETS

  [The following table was represented as a pie chart in the printed material.]

Significant Areas of Investment

--------------------------------------------- --------------
Banks                                         11.32%
--------------------------------------------- --------------
--------------------------------------------- --------------
Business Services                             4.68%
--------------------------------------------- --------------
--------------------------------------------- --------------
Diversified Financials                        22.27%
--------------------------------------------- --------------
--------------------------------------------- --------------
Finance - Commercial & Consumer Lending       23.15%
--------------------------------------------- --------------
--------------------------------------------- --------------
Finance - Investment Banking/Brokerage        14.52%
--------------------------------------------- --------------
--------------------------------------------- --------------
Insurance                                     21.82%
--------------------------------------------- --------------
--------------------------------------------- --------------
Other/Cash Equivalents                        2.24%
--------------------------------------------- --------------



----------
The Lipper Financial Services Fund Index, is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc. Investors may not invest in the Index directly.

The S&P 500(TM) Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio's returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

                        INVESTMENT QUALITY BOND PORTFOLIO

                                   Advised by:
                            Fox Asset Management LLC
                            Little Silver, New Jersey

                OBJECTIVE: THE PORTFOLIO SEEKS CURRENT INCOME AND
                       REASONABLE STABILITY OF PRINCIPAL.

--------------------------------------------------------------------------------
           TOTAL AGGREGATE RETURN FOR THE PERIOD ENDED AUGUST 31, 2004
--------------------------------------------------------------------------------
                         ONE YEAR:           FIVE YEAR:           INCEPTION:
                      9/1/03 - 8/31/04    9/1/99 - 8/31/04*    1/4/99 - 8/31/04*
--------------------------------------------------------------------------------
CLASS B
With Sales Charge          -2.49%               4.95%                4.26%
Without Sales Charge        2.34%               5.27%                4.40%

CLASS C
With Sales Charge           1.37%               5.27%                4.42%
Without Sales Charge        2.34%               5.27%                4.42%
--------------------------------------------------------------------------------


                          PORTFOLIO ADVISOR COMMENTARY

      The fixed income markets remained quite volatile throughout the prior twelve month period that ended August 31, 2004, as interest rates adjusted to the varying economic environment. Specifically, the 10-year Treasury yield ranged from a low of 3.68% to a high of 4.87% (a range of 119 basis points) during the period. Clearly, investors struggled to find equilibrium with the extremely strong economic growth seen in the second half of 2003 and somewhat slower but still strong growth seen so far this year. In addition, the credit markets continued to reward weaker credits to a greater degree than higher quality credits as credit spreads tightened throughout the period.

      The Portfolio produced positive results during the last fiscal year. This year's performance came from a variety of sources. Our overweight in corporate instruments continued to serve the Portfolio well as corporate profit growth and economic prosperity continued. This scenario allows corporations' credit worthiness to improve as their interest coverage ratios increase. Our investment in inflation protection U.S. Treasuries (TIPS) provided some relative performance protection against inflation. These securities performed especially well during the first half of the period. Our use of callable agencies augmented the yield of the Portfolio without adding excessive risk to the overall Portfolio. Lastly, the Portfolio benefited from advantageous yield curve positioning.

      Looking forward, we believe that the fixed income markets will continue to be rewarding. Interest rates should migrate somewhat higher as the global economic environment continues to gain more self-sustainability. However, we believe that much of the rise in interest rates is already priced into the markets, thus we expect less volatility relative to last year. We also believe that returns for the coming year should remain healthy and that the Portfolio may provide some stability if the environment becomes uncertain.


----------
*     Annualized performance for periods greater than one year

      Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

       A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
                INVESTMENT QUALITY BOND PORTFOLIO VS. BENCHMARKS

 [The following table was represented as a line graph in the printed material.]

                        LIPPER SHORT-INTERMEDIATE     LEHMAN INTERMEDIATE
                          INVESTMENT GRADE DEBT        GOVERNMENT/CREDIT
  DATE       IQB B             FUNDS INDEX                BOND INDEX
-------------------------------------------------------------------------
 1/4/1999    10,000               10,000                     10,000
1/31/1999    10,020               10,048                     10,053
8/31/1999     9,868               10,002                      9,938
8/31/2000    10,349               10,595                     10,562
8/31/2001    11,364               11,738                     11,859
8/31/2002    12,164               12,365                     12,778
8/31/2003    12,467               12,914                     13,448
8/31/2004    12,660               13,470                     14,130

                        LIPPER SHORT-INTERMEDIATE     LEHMAN INTERMEDIATE
                          INVESTMENT GRADE DEBT        GOVERNMENT/CREDIT
  DATE       IQB C             FUNDS INDEX                BOND INDEX
-------------------------------------------------------------------------
 1/4/1999    10,000               10,000                     10,000
1/31/1999    10,020               10,048                     10,053
8/31/1999     9,879               10,002                      9,938
8/31/2000    10,361               10,595                     10,562
8/31/2001    11,388               11,738                     11,859
8/31/2002    12,177               12,365                     12,778
8/31/2003    12,480               12,914                     13,448
8/31/2004    12,772               13,470                     14,130


                         SIGNIFICANT AREAS OF INVESTMENT
                          AS A PERCENTAGE OF NET ASSETS

  [The following table was represented as a pie chart in the printed material.]

Significant Areas of Investment

--------------------------------------------- --------------
U.S. Government and Agencies                  50.26%
--------------------------------------------- --------------
--------------------------------------------- --------------
Corporate Notes and Bonds                     45.77%
--------------------------------------------- --------------
--------------------------------------------- --------------
Other/Cash Equivalents                        3.97%
--------------------------------------------- --------------



----------
The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Investors may not invest directly in the Index.

The Lehman Intermediate Government/Credit Bond Index is composed of the bonds in the Lehman Government/Credit Bond Index that have maturities between 1 and 9.99 years. The Lehman Government/Credit Bond Index consists of approximately 5,400 issues. The securities must be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. The Lehman Index is an unmanaged index which does not include fees and expenses. Investors may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

                            MUNICIPAL BOND PORTFOLIO

                                   Advised by:
                                 OpCap Advisors
                               New York, New York

OBJECTIVE: THE PORTFOLIO SEEKS A HIGH LEVEL OF INTEREST INCOME THAT IS EXCLUDED
  FROM FEDERAL INCOME TAXATION TO THE EXTENT CONSISTENT WITH PRUDENT INVESTMENT
                   MANAGEMENT AND THE PRESERVATION OF CAPITAL.

--------------------------------------------------------------------------------
           TOTAL AGGREGATE RETURN FOR THE PERIOD ENDED AUGUST 31, 2004
--------------------------------------------------------------------------------
                         ONE YEAR:           FIVE YEAR:           INCEPTION:
                      9/1/03 - 8/31/04    9/1/99 - 8/31/04*    1/4/99 - 8/31/04*
--------------------------------------------------------------------------------
CLASS B
With Sales Charge          -0.20%               4.08%                3.00%
Without Sales Charge        4.80%               4.42%                3.15%

CLASS C
With Sales Charge           3.81%               4.36%                3.07%
Without Sales Charge        4.81%               4.36%                3.07%
--------------------------------------------------------------------------------


                          PORTFOLIO ADVISOR COMMENTARY

      Despite the two interest rate hikes by the Federal Reserve (the "Fed") in the past three months, the bond market has displayed amazing resilience and long term rates have actually declined. Although the Fed has described the latest economic lull -- following a torrid pace of economic activity in the second quarter -- as a temporary "soft patch," bond investors have not been as convinced and have continued to buy bonds with longer maturities. This has had the effect of flattening the yield curve whereby longer-term interest rates have declined while shorter term rates have increased along with the Fed interventions. Throughout the past year, Asian central banks have continued to purchase U.S. Treasuries and Agency bonds which has been a major catalyst behind lower domestic interest rates. Municipal bonds have closely tracked Treasuries, as bonds with longer maturities have clearly outperformed shorter-term municipals. Furthermore, though municipal yields are historically very low, their relative value versus their taxable counterparts continues to be compelling to us.

      At the end of August, almost 80% of the bonds in the Saratoga Municipal Bond Portfolio were rated AAA indicating our continued emphasis on higher quality investments. With regards to duration, we mainly purchased municipals with maturities between 15 and 20 years which is the steepest part of the yield curve. General obligations holdings, at 30% of the Fund, constitute the largest sector within the Portfolio. This sector has performed well as the increase in economic activity has helped the states to begin to close their large deficits. California holdings, at close to 17% of the Fund and our largest state allocation, have been upgraded by both Moody's and Standard and Poor's as a result of an improved economy and a change of leadership.

      We sense that the Federal Reserve will continue to raise rates in an effort to reach a more neutral level of interest rates commensurate with the level of economic strength. Within this environment, we expect the yield curve to continue to flatten and longer dated municipals should continue to perform relatively well.


----------
*     Annualized performance for periods greater than one year

      Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

       A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
                     MUNICIPAL BOND PORTFOLIO VS. BENCHMARKS

 [The following table was represented as a line graph in the printed material.]

                            LIPPER GENERAL
                            MUNICIPAL DEBT           LEHMAN MUNICIPAL
    DATE        MB B         FUNDS INDEX                BOND INDEX
  -------------------------------------------------------------------
   1/4/1999    10,000            10,000                   10,000
  1/31/1999    10,099            10,109                   10,119
  8/31/1999     9,600             9,754                    9,867
  8/31/2000    10,094            10,278                   10,535
  8/31/2001    10,987            11,310                   11,609
  8/31/2002    11,305            11,840                   12,333
  8/31/2003    11,370            12,145                   12,720
  8/31/2004    11,818            12,975                   13,625

                            LIPPER GENERAL
                            MUNICIPAL DEBT           LEHMAN MUNICIPAL
    DATE        MB C         FUNDS INDEX                BOND INDEX
  -------------------------------------------------------------------
   1/4/1999    10,000            10,000                   10,000
  1/31/1999    10,099            10,109                   10,119
  8/31/1999     9,589             9,754                    9,867
  8/31/2000    10,065            10,278                   10,535
  8/31/2001    10,968            11,310                   11,609
  8/31/2002    11,299            11,840                   12,333
  8/31/2003    11,323            12,145                   12,720
  8/31/2004    11,867            12,975                   13,625


                        SIGNIFICANT AREAS OF INVESTMENT
                          AS A PERCENTAGE OF NET ASSETS

  [The following table was represented as a pie chart in the printed material.]

Significant Areas of Investment

--------------------------------------------- --------------
Arizona                                       2.43%
--------------------------------------------- --------------
--------------------------------------------- --------------
California                                    16.51%
--------------------------------------------- --------------
--------------------------------------------- --------------
Colorado                                      5.27%
--------------------------------------------- --------------
--------------------------------------------- --------------
District of Columbia                          2.97%
--------------------------------------------- --------------
--------------------------------------------- --------------
Georgia                                       2.15%
--------------------------------------------- --------------
--------------------------------------------- --------------
Maryland                                      3.86%
--------------------------------------------- --------------
--------------------------------------------- --------------
Massachusetts                                 2.04%
--------------------------------------------- --------------
--------------------------------------------- --------------
Nebraska                                      0.55%
--------------------------------------------- --------------
--------------------------------------------- --------------
New Hampshire                                 3.24%
--------------------------------------------- --------------
--------------------------------------------- --------------
New York                                      8.37%
--------------------------------------------- --------------
--------------------------------------------- --------------
North Carolina                                3.13%
--------------------------------------------- --------------
--------------------------------------------- --------------
North Dakota                                  2.42%
--------------------------------------------- --------------
--------------------------------------------- --------------
Ohio                                          3.77%
--------------------------------------------- --------------
--------------------------------------------- --------------
Pennsylvania                                  3.13%
--------------------------------------------- --------------
--------------------------------------------- --------------
Puerto Rico                                   2.54%
--------------------------------------------- --------------
--------------------------------------------- --------------
South Carolina                                3.03%
--------------------------------------------- --------------
--------------------------------------------- --------------
South Dakota                                  4.33%
--------------------------------------------- --------------
--------------------------------------------- --------------
Texas                                         11.76%
--------------------------------------------- --------------
--------------------------------------------- --------------
Utah                                          2.03%
--------------------------------------------- --------------
--------------------------------------------- --------------
Washington                                    3.38%
--------------------------------------------- --------------
--------------------------------------------- --------------
Wisconsin                                     10.38%
--------------------------------------------- --------------
--------------------------------------------- --------------
Other/Cash Equivalents                        2.71%
--------------------------------------------- --------------




The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. Investors may not invest directly in the Index.

The Lehman Brothers Municipal Bond Index consists of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the index have the following characteristics: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Lehman Index is an unmanaged index which does not include fees and expenses. Investors may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO

                                   Advised by:
                       Reich & Tang Asset Management, LLC
                                  New York, NY

 OBJECTIVE: THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO SEEKS TO PROVIDE MAXIMUM
  CURRENT INCOME TO THE EXTENT CONSISTENT WITH THE MAINTENANCE OF LIQUIDITY AND
                          THE PRESERVATION OF CAPITAL.

                   -------------------------------------------
                                           U.S. GOVERNMENT
                                            MONEY MARKET
                            7-DAY             PORTFOLIO
                      COMPOUND YIELD(1)     (CLASS B, C)
                   -------------------------------------------
                           8/31/04              0.25%
                   -------------------------------------------

--------------------------------------------------------------------------------
           TOTAL AGGREGATE RETURN FOR THE PERIOD ENDED AUGUST 31, 2004
--------------------------------------------------------------------------------
                         ONE YEAR:           FIVE YEAR:           INCEPTION:
                      9/1/03 - 8/31/04    9/1/99 - 8/31/04*    1/4/99 - 8/31/04*
--------------------------------------------------------------------------------
CLASS B
With Sales Charge          -4.96%               1.32%                1.68%
Without Sales Charge        0.04%               1.70%                1.85%

CLASS C
With Sales Charge          -0.96%               1.70%                1.85%
Without Sales Charge        0.04%               1.70%                1.85%
--------------------------------------------------------------------------------


                          PORTFOLIO ADVISOR COMMENTARY

      The Portfolio was invested primarily in U.S. Government Agency notes as of August 31, 2004.

      The Saratoga Portfolio's fiscal year 2003-2004 has experienced an unprecedented short-term yield market. This uncharted territory began with a Federal Funds target level of 1% and a Federal Open Market Committee ("FOMC") bias towards an economy pointing in the direction of disinflation.

      As the year progressed, so did the U.S. economy towards a more balanced position between inflationary and deflationary pressures. At the May 4, 2004 FOMC meeting the first hint of Mr. Greenspan's intentions came in the form of a change in the language of the FOMC's released statement. The FOMC no longer felt it could be "patient in removing its policy accommodation," but that it had begun to believe "that policy accommodation can be removed at a pace that is likely to be measured." Therefore, at the June 30th and August 10th FOMC gatherings the Federal Reserve gave our short-term market two equal tightenings of 25 basis points (.25%) to increase the Federal Funds target rate to 1.50% and they have continued to communicate their intentions to continue along this "measured" path.

      The most notable result of these events has been the lessening of the spread in interest rates between the short and long end of our money market yield curve. We believe that this change can be attributed to a few recent question marks that the market has placed on the FOMC's future need to continue with their current "measured" policy of rate increases. Many believe the FOMC has 25 basis points increases planned for at least two of the last three meetings in 2004 and that they must then reevaluate their target Fed Funds level for the first quarter of 2005. In our opinion, this prediction is the direct result of some recent economic data releases that continue to mask the level of inflationary pressures, as well as the true rate of acceleration in this stage of our economy's growth period. These confusing releases have shown us: 1) a reduction in manufacturing productivity and inventories, 2) record setting oil prices, and 3) a decrease in the Producer Price Index and an increase in the Consumer Price Index.

      As a result, it is our belief that interest rates in the longer-end have fallen well below their true value and they do not reflect the true short-term yield curve. Therefore, we will remain cautious with the duration of our purchases in order to take the greatest advantage of future improvements in short-term interest rates.

      AN INVESTMENT IN THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.


----------
(1) The current 7-day yield more closely reflects the current earnings of the Portfolio than the total return quotation.

*     Annualized performance for periods greater than one year

      Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

AUGUST 31, 2004
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO

  SHARES                                                               VALUE
----------                                                          -----------
            COMMON STOCKS (97.25%):
            AUTOMOTIVE (1.08%):
    10,900  Harley-Davidson, Inc.+                                  $   665,118
                                                                    -----------
            CHEMICALS (1.42%):
    20,800  E.I. Du Pont de Nemours and Co.                             879,008
                                                                    -----------
            COMMUNICATIONS EQUIPMENT (0.86%):
   171,700  JDS Uniphase Corp.*+                                        533,987
                                                                    -----------
            COMPUTERS & PERIPHERALS (2.81%):
     4,400  Dassault Systems S.A.+                                      189,328
    44,500  Dell Inc.*+                                               1,550,380
                                                                    -----------
                                                                      1,739,708
                                                                    -----------
            DIVERSIFIED FINANCIALS (17.83%):
    25,400  American Express Co.+                                     1,270,508
    30,872  Bank of America Corp.+                                    1,388,623
    61,100  Citigroup, Inc.                                           2,846,038
    38,800  Fannie Mae                                                2,888,660
    30,200  Freddie Mac                                               2,027,024
    11,900  Morgan Stanley                                              603,687
                                                                    -----------
                                                                     11,024,540
                                                                    -----------
            DIVERSIFIED TELECOMMUNICATION
              SERVICES (2.38%):
    92,600  DIRECTV Group, Inc.*                                      1,469,562
                                                                    -----------
            ELECTRONICS (1.42%):
    70,600  Flextronics International Ltd.*+                            876,146
                                                                    -----------
            HOTELS, RESTAURANTS & LEISURE (2.20%):
    29,700  Carnival Corp.+                                           1,359,963
                                                                    -----------
            HOUSEHOLD/PERSONAL PRODUCTS (2.26%):
    13,400  Procter & Gamble Co.                                        749,998
    15,600  Sherwin-Williams Co.+                                       644,280
                                                                    -----------
                                                                      1,394,278
                                                                    -----------
            INDUSTRIAL CONGLOMERATES (6.05%):
    60,200  General Electric Co.                                      1,973,958
    27,859  Textron Inc.                                              1,768,768
                                                                    -----------
                                                                      3,742,726
                                                                    -----------
            INSURANCE (10.35%):
    33,900  AFLAC, Inc.+                                              1,359,390
     9,500  AMBAC Financial Group, Inc.+                                717,250
    28,400  ChoicePoint Inc.*+                                        1,199,900
    25,300  The Hartford Financial Services
              Group, Inc.+                                            1,547,348
    43,700  UnumProvident Corp.+                                        707,066
    12,400  XL Capital Ltd.                                             870,480
                                                                    -----------
                                                                      6,401,434
                                                                    -----------
            IT CONSULTING & SERVICES (0.31%):
    15,500  Cadence Design Systems, Inc.*+                              192,665
                                                                    -----------
            MACHINERY/INSTRUMENTS (1.02%):
    11,600  Parker Hannifin Corp.+                                      630,692
                                                                    -----------
            MANUFACTURING (2.62%):
    27,600  Honeywell International Inc.                                993,048
    20,000  Tyco International Ltd.+                                    626,400
                                                                    -----------
                                                                      1,619,448
                                                                    -----------
            MEDIA (1.25%):
    23,200  Viacom Inc.+                                                772,792
                                                                    -----------
            METALS & MINING (5.93%):
    12,700  Alcan Inc.                                                  550,037
    27,500  ALCOA Inc.+                                                 890,450
    46,000  Inco, Ltd.*+                                              1,570,440
     8,400  Nucor Corp.+                                                657,636
                                                                    -----------
                                                                      3,668,563
                                                                    -----------
            OIL & GAS (11.34%):
    56,000  ExxonMobil Corp.                                          2,581,600
    46,600  CONOCOPHILLIPS                                            3,468,438
    21,800  Nabors Industries, Ltd.*+                                   961,380
                                                                    -----------
                                                                      7,011,418
                                                                    -----------
            PAPER & RELATED PRODUCTS (3.51%):
    54,200  International Paper Co.+                                  2,169,084
                                                                    -----------
            PHARMACEUTICALS (8.76%):
    52,400  Pfizer, Inc.                                              1,711,908
    55,000  Sanofi -- Synthelabo SA, ADR+                             1,958,000
    47,700  Wyeth+                                                    1,744,389
                                                                    -----------
                                                                      5,414,297
                                                                    -----------
            RETAIL (9.00%):
    28,700  Abercrombie & Fitch Co.+                                    803,600
    71,300  Dollar General Corp.+                                     1,404,610
   119,200  Office Depot, Inc.*+                                      1,908,392
    27,500  Wal-Mart Stores, Inc.+                                    1,448,425
                                                                    -----------
                                                                      5,565,027
                                                                    -----------
            SEMICONDUCTOR
              EQUIPMENT/PRODUCTS (3.86%):
    46,000  Freescale Semiconductor Inc.*+                              639,400
    31,100  Texas Instruments Inc.                                      607,694
    53,400  Intel Corp.+                                              1,136,885
                                                                    -----------
                                                                      2,383,979
                                                                    -----------
            WASTE DISPOSITION (0.99%):
    22,000  Waste Management, Inc.                                      611,380
            TOTAL COMMON STOCKS
                                                                    -----------
            (COST $55,482,129)                                       60,125,815
                                                                    -----------


See accompanying notes to financial statements.

AUGUST 31, 2004
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO (CONTINUED)

  SHARES                                                               VALUE
----------                                                          -----------
            SHORT-TERM INVESTMENTS (2.34%):
 1,447,169  Milestone Treasury
              Obligation Portfolio,
              Institutional Class,
              to yield 1.40%, 9/1/04
              (Cost $1,447,169)                                     $ 1,447,169
                                                                    -----------
            TOTAL INVESTMENTS
            (COST $56,929,298)                            99.59%    $61,572,984
                                                                    -----------
            Assets in excess of other
              liabilities                                  0.41%        252,711
                                                         -------    -----------
            TOTAL NET ASSETS                             100.00%    $61,825,695
                                                         =======    ===========


----------
Percentages indicated are based upon total net assets of $61,825,695.

*     Non-income producing securities.

+ All or a portion of the security is on loan (See Note 7). The collateral for these securities loaned, held by the Trust's custodian, is detailed as follows:

      DESCRIPTION                                                      VALUE
      -----------                                                   -----------
      BONY Institutional Cash Reserve Fund,
        1.55%, 9/1/04                                               $15,896,223


See accompanying notes to financial statements.

AUGUST 31, 2004
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO

  SHARES                                                               VALUE
----------                                                          -----------
            COMMON STOCKS (98.59%):
            AGRICULTURE (4.86%):
    71,000  Archer-Daniels-Midland Co.                              $ 1,133,870
    17,000  Bunge Ltd.+                                                 678,130
                                                                    -----------
                                                                      1,812,000
                                                                    -----------
            AUTOMOTIVE (0.98%):
     8,800  General Motors Corp.+                                       363,528
                                                                    -----------
            CASINOS/GAMING (1.66%):
    40,000  Caesars Entertainment, Inc.*+                               618,000
                                                                    -----------
            COMPUTER HARDWARE (5.21%):
    37,000  Dell Inc.*                                                1,289,080
    27,000  Storage Technology Corp.*                                   654,750
                                                                    -----------
                                                                      1,943,830
                                                                    -----------
            COMPUTER SOFTWARE (3.11%):
     9,000  Electronic Arts Inc.*                                       448,020
    24,000  Red Hat, Inc.*+                                             294,240
    55,000  Siebel Systems, Inc.*                                       418,550
                                                                    -----------
                                                                      1,160,810
                                                                    -----------
            COSMETICS/TOILETRIES (4.51%):
     9,500  Estee Lauder Cos., Inc.*                                    417,525
    10,000  Gillette Co.                                                425,000
    15,000  Procter & Gamble Co.                                        839,550
                                                                    -----------
                                                                      1,682,075
                                                                    -----------
            E-COMMERCE (5.70%):
    11,500  Amazon.com, Inc.*+                                          438,610
    19,500  eBay Inc.*+                                               1,687,530
                                                                    -----------
                                                                      2,126,140
                                                                    -----------
            ELECTRONICS (1.10%):
     6,500  L-3 Communications Holdings, Inc.+                          407,160
                                                                    -----------
            FINANCIAL SERVICES (4.29%):
    13,000  Goldman Sachs Group, Inc.                                 1,165,450
    30,000  Providian Financial Corp.*+                                 433,200
                                                                    -----------
                                                                      1,598,650
                                                                    -----------
            FOODS/BEVERAGES (1.54%):
    26,000  Sara Lee Corp.                                              575,380
                                                                    -----------
            HOTELS, MOTELS/TRAVEL SERVICES (1.08%):
     8,500  Marriott International, Inc.                                403,325
                                                                    -----------
            INSURANCE (2.20%):
    11,500  American International Group, Inc.                          819,260
                                                                    -----------
            INTEGRATED CIRCUITS (2.21%):
    23,000  Linear Technology Corp.+                                    822,710
                                                                    -----------
            MACHINERY (1.37%):
     7,000  Caterpillar Inc.                                            508,900
                                                                    -----------
            MANUFACTURING (6.16%):
    40,500  Masco Corp.+                                              1,301,265
    23,000  Waters Corp.*                                               996,130
                                                                    -----------
                                                                      2,297,395
                                                                    -----------
            MEDICAL PRODUCTS (3.27%):
    16,000  Gen-Probe Inc.*                                             577,600
     9,000  Zimmer Holdings, Inc.*                                      641,700
                                                                    -----------
                                                                      1,219,300
                                                                    -----------
            MULTIMEDIA (3.65%):
    50,000  Metro-Goldwyn-Mayer Inc.*                                   570,000
    24,000  Univision Communications, Inc.*+                            792,000
                                                                    -----------
                                                                      1,362,000
                                                                    -----------
            OIL (2.18%):
     6,500  Anadarko Petroleum Corp.+                                   384,930
    14,000  Transocean, Inc.*+                                          429,800
                                                                    -----------
                                                                        814,730
                                                                    -----------
            NETWORKING PRODUCTS (5.10%):
    59,000  Cisco Systems, Inc.*+                                     1,106,840
   207,000  Sun Microsystems, Inc.*                                     794,880
                                                                    -----------
                                                                      1,901,720
                                                                    -----------
            PHARMACEUTICALS (11.20%):
    13,500  Eon Labs, Inc.*+                                            339,660
    15,500  Forest Laboratories, Inc.*+                                 710,675
     7,500  Gilead Sciences, Inc.*+                                     518,475
    19,000  Johnson & Johnson                                         1,103,900
    46,000  Pfizer, Inc.                                              1,502,820
                                                                    -----------
                                                                      4,175,530
                                                                    -----------
            RAILROADS (3.48%):
    18,000  Burlington Northern Santa Fe Corp.                          644,400
    23,000  Norfolk Southern Corp.                                      653,200
                                                                    -----------
                                                                      1,297,600
                                                                    -----------
            RETAIL (7.76%):
    10,300  Federated Department Stores, Inc.+                          447,020
    14,500  J.C. Penney Co., Inc.                                       555,640
    20,000  Target Corp.+                                               891,600
    19,000  Wal-Mart Stores, Inc.+                                    1,000,730
                                                                    -----------
                                                                      2,894,990
                                                                    -----------
            SEMICONDUCTOR (7.34%):
    77,000  Advanced Micro Devices, Inc.*+                              880,110
    30,000  Altera Corp.*+                                              567,600
    19,000  Microchip Technology Inc.+                                  501,410
    29,000  Micron Technology, Inc.*+                                   333,790
    34,000  National Semiconductor Corp.+                               453,220
                                                                    -----------
                                                                      2,736,130
                                                                    -----------
            STEEL (2.62%):
    12,500  Nucor Corp.+                                                978,625
                                                                    -----------


                See accompanying notes to financial statements.

AUGUST 31, 2004
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO (CONTINUED)

  SHARES                                                               VALUE
----------                                                          -----------
            TELECOM (3.42%):
    15,000  SBC Communications Inc.                                 $   386,850
    98,000  Tellabs, Inc.*+                                             888,860
                                                                    -----------
                                                                      1,275,710
                                                                    -----------
            WHOLESALE DISTRIBUTION (2.59%):
    11,500  Tech Data Corp.*                                            433,090
    10,000  W.W. Grainger, Inc.                                         534,100
                                                                    -----------
                                                                        967,190
                                                                    -----------
            TOTAL COMMON STOCKS
            (COST $37,408,697)                                       36,762,688
                                                                    -----------
            SHORT-TERM INVESTMENT (1.46%):
   545,482  Milestone Treasury
              Obligation Portfolio,
              Institutional Class, to yield
              1.40%, 9/1/04
              (Cost $545,482)                                           545,482
                                                                    -----------
            TOTAL INVESTMENTS
            (COST $37,954,179)                           100.05%    $37,308,170
                                                                    -----------
            Liabilities in excess of other
              assets                                      (0.05)%       (19,031)
                                                         -------    -----------
            TOTAL NET ASSETS                             100.00%    $37,289,139
                                                         =======    ===========


----------
Percentages indicated are based upon total net assets of $37,289,139.

*     Non-income producing securities.

+ All or a portion of the security is on loan (See Note 7). The collateral for these securities loaned, held by the Trust's custodian, is detailed as follows:

      DESCRIPTION                                                      VALUE
      -----------                                                   -----------
      BONY Institutional Cash Reserve Fund,
        1.55%, 9/1/04                                               $10,453,219


See accompanying notes to financial statements.

AUGUST 31, 2004
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
MID CAP PORTFOLIO

  SHARES                                                               VALUE
----------                                                          -----------
            COMMON STOCKS (96.28%):
            AGRICULTURE -- FISH & RANCH (1.04%):
     9,100  Bunge Ltd.+                                             $   362,999
                                                                    -----------
            AUTO PARTS -- ORIGINAL
              EQUIPMENT (1.71%):
    13,400  BorgWarner, Inc.                                            599,516
                                                                    -----------
            BANKS (5.47%):
    15,900  Compass Bancshares, Inc.+                                   735,375
    19,400  Greater Bay Bancorp+                                        552,318
    10,100  Zions Bancorporation                                        629,028
                                                                    -----------
                                                                      1,916,721
                                                                    -----------
            CHEMICALS (2.12%):
    14,200  Air Products and Chemicals, Inc.                            743,796
                                                                    -----------
            COMPUTER SERVICES, SOFTWARE &
              SYSTEMS (5.13%):
    23,700  Check Point Software Technologies
              Ltd.+                                                     415,698
    25,000  Citrix Systems, Inc.*                                       397,750
    15,000  Intuit Inc.*                                                634,350
    43,600  MEMC Electronic Materials, Inc.*+                           348,800
                                                                    -----------
                                                                      1,796,598
                                                                    -----------
            COAL (1.83%):
    12,000  Peabody Energy Corp.+                                       639,840
                                                                    -----------
            CONSUMER PRODUCTS (1.98%):
    16,800  Energizer Holdings, Inc.*+                                  694,512
                                                                    -----------
            DRUGS & PHARMACEUTICALS (5.57%):
    20,000  Andryx Corp.*                                               403,200
    19,200  Charles River Laboratories+*                                836,160
    14,300  Neurocrine Biosciences, Inc.*                               711,711
                                                                    -----------
                                                                      1,951,071
                                                                    -----------
            ELECTRONIC EQUIPMENT &
              COMPONENTS (1.78%):
    11,300  Cooper Industries, Ltd.                                     623,986
                                                                    -----------
            ELECTRONICS -- SEMICONDUCTORS/
            COMPONENTS (5.07%):
    44,800  Flextronics International Ltd.*                             555,968
    19,700  Integrated Circuit Systems, Inc.*                           433,006
    12,700  International Rectifier Corp.*+                             417,322
    35,600  OmniVision Technologies, Inc.*+                             371,308
                                                                    -----------
                                                                      1,777,604
                                                                    -----------
            FINANCIAL MISCELLANEOUS (2.82%):
    86,800  Ameritrade Holding Corp.*+                                  988,652
                                                                    -----------
            FINANCIAL DATA PROCESSING
              SERVICES (1.96%):
    19,800  Fiserv, Inc.*                                               688,644
                                                                    -----------
            FOREST PRODUCTS (1.64%):
    23,300  Louisiana-Pacific Corp.                                     575,510
                                                                    -----------
            HEALTH CARE SERVICES (2.06%):
     8,900  Anthem, Inc.*                                               723,036
                                                                    -----------
            HOTELS & MOTELS (1.91%):
    14,100  Marriott International, Inc.                                669,045
                                                                    -----------
            HUMAN RESOURCES (1.27%):
    50,000  MPS Group, Inc.*                                            446,500
                                                                    -----------
            IDENTIFICATION CONTROL &
              FILTER DEVICES (2.14%):
    13,600  Roper Industries, Inc.+                                     750,040
                                                                    -----------
            INSURANCE -- MULTI LINE (5.58%):
    18,000  Lincoln National Corp.                                      815,400
    12,200  Delphi Financial Group, Inc.+                               479,704
    16,900  Protective Life Corp.                                       661,297
                                                                    -----------
                                                                      1,956,401
                                                                    -----------
            INVESTMENT MANAGEMENT (1.70%):
    12,000  T. Rowe Price Group, Inc.                                   594,360
                                                                    -----------
            MANAGEMENT RESOURCES (0.78%):
    10,100  Fair Isaac Corp.                                            271,993
                                                                    -----------
            MANUFACTURING (5.12%):
     8,600  Ingersoll-Rand Co., Class A                                 559,086
    13,300  Nordson Corp.                                               456,057
    20,000  Rockwell Automation, Inc.                                   780,000
                                                                    -----------
                                                                      1,795,143
                                                                    -----------
            MEDICAL SERVICES/PRODUCTS (4.08%):
    23,800  Covance Inc.*                                               891,310
     8,000  St. Jude Medical, Inc.*                                     538,000
                                                                    -----------
                                                                      1,429,310
                                                                    -----------
            METALS & MINING (3.09%):
     8,200  Phelps Dodge Corp.                                          668,792
    11,000  Freeport-McMoran Copper & Gold,
              Inc., Class B                                             413,930
                                                                    -----------
                                                                      1,082,722
                                                                    -----------
            MULTI-SECTOR COMPANIES (1.99%):
    12,400  Johnson Controls, Inc.                                      698,120
                                                                    -----------
            OIL -- CRUDE PRODUCERS (2.42%):
    19,000  Apache Corp.                                                849,110
                                                                    -----------
            PAPER & PAPER PRODUCTS (1.55%):
    30,700  Smurfit-Stone Container Corp.*+                             544,618
                                                                    -----------
            RADIO & TV BROADCASTERS (1.89%):
    29,500  Westwood One, Inc.*                                         661,980
                                                                    -----------
            REAL ESTATE INVESTMENT TRUSTS
              (REITS) (4.49%):
    14,600  Arden Realty, Inc.                                          479,318
    17,900  iStar Financial Inc.+                                       720,296
    11,300  Plum Creek Timber Co., Inc.                                 373,352
                                                                    -----------
                                                                      1,572,966
                                                                    -----------
            RESTAURANTS (4.78%):
     8,800  Brinker International, Inc.*                                267,960
    33,000  Ruby Tuesday, Inc.                                          892,650
    15,000  Wendy's International, Inc.                                 515,550
                                                                    -----------
                                                                      1,676,160
                                                                    -----------
            RETAIL (9.18%):
    11,200  AnnTaylor Stores Corp.*                                     270,704
    11,300  Best Buy Co., Inc.+                                         525,676
    27,200  Dollar General Corp.                                        535,840
    27,800  Limited, Inc.                                               558,224
    45,000  Office Depot, Inc.*                                         720,450
    35,000  Pier 1 Imports, Inc.+                                       607,250
                                                                    -----------
                                                                      3,218,144
                                                                    -----------


See accompanying notes to financial statements.

AUGUST 31, 2004
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
MID CAP PORTFOLIO (CONTINUED)

  SHARES                                                               VALUE
----------                                                          -----------
            TRUCKERS (1.87%):
    18,000  Heartland Express, Inc.                                 $   315,720
    19,200  Werner Enterprises, Inc.                                    340,224
                                                                    -----------
                                                                        655,944
                                                                    -----------
            UTILITIES -- ELECTRICAL (2.26%):
    11,900  Cinergy Corp.+                                              481,712
     4,500  FPL Group, Inc.+                                            311,400
                                                                    -----------
                                                                        793,112
                                                                    -----------
            TOTAL COMMON STOCKS
            (COST $31,282,491)                                       33,748,153
                                                                    -----------
            SHORT-TERM INVESTMENTS (4.31%):
 1,100,000  Milestone Treasury
              Obligation Portfolio,
              Institutional Class, to yield
              1.40%, 9/1/04                                           1,100,000
   410,573  BONY Hamilton Fund,
              Hamilton Shares, to yield
              1.31%, 9/1/04                                             410,573
                                                                    -----------
            TOTAL SHORT-TERM
              INVESTMENTS (COST $1,510,573)                           1,510,573
                                                                    -----------
            TOTAL INVESTMENTS
            (COST $32,793,064)                           100.59%    $35,258,726
                                                                    -----------
            Liabilities in excess of other
              assets                                      (0.59)%      (207,904)
                                                         -------    -----------
            TOTAL NET ASSETS                             100.00%    $35,050,822
                                                         =======    ===========


----------
Percentage indicated are based on net assets of $35,050,822.

*     Non-income producing securities.

+ All or a portion of the security is on loan (See Note 7). The collateral for these securities loaned, held by the Trust's custodian, is detailed as follows:

      DESCRIPTION                                                      VALUE
      -----------                                                   -----------
      BONY Institutional Cash Reserve Fund,
        1.55%, 9/1/04                                               $ 6,604,293


See accompanying notes to financial statements.

AUGUST 31, 2004
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL CAPITALIZATION PORTFOLIO

  SHARES                                                               VALUE
----------                                                          -----------
            COMMON STOCKS (96.72%):
            AUTOMOTIVE EQUIPMENT &
              MANUFACTURING (3.23%):
    17,200  BorgWarner, Inc.                                        $   769,528
                                                                    -----------
            CHEMICALS (4.24%):
     6,800  Georgia Gulf Corp.+                                         258,060
    47,500  RPM, Inc.                                                   750,975
                                                                    -----------
                                                                      1,009,035
                                                                    -----------
            COLLECTIBLES (2.65%):
    20,000  RC2, Corp.*                                                 632,200
                                                                    -----------
            CONSTRUCTION (6.80%):
    23,000  Granite Construction, Inc.+                                 524,400
    20,000  Insituform Technologies, Inc.,
              Class A*+                                                 355,800
    16,500  Lafarge North America, Inc.                                 739,365
                                                                    -----------
                                                                      1,619,565
                                                                    -----------
            CONTAINERS & PACKAGING (3.38%):
    17,700  AptarGroup, Inc.+                                           804,288
                                                                    -----------
            ELECTRICAL PRODUCTS (3.26%):
    38,750  Belden CDT, Inc.*+                                          776,163
                                                                    -----------
            ELECTRONIC COMPONENTS (3.31%):
    15,200  Bel Fuse, Inc., Class B+                                    575,624
    12,000  Technitrol, Inc.*                                           213,120
                                                                    -----------
                                                                        788,744
                                                                    -----------
            ENERGY & UTILITIES (3.84%):
    22,500  Questar Corp.                                               915,300
                                                                    -----------
            HOUSEHOLD PRODUCTS (5.90%):
    23,500  Church & Dwight Co., Inc.+                                1,056,795
    18,500  Libbey, Inc.                                                349,650
                                                                    -----------
                                                                      1,406,445
                                                                    -----------
            INSURANCE -- LIFE & HEALTH (5.31%):
    22,000  Protective Life Corp.                                       860,860
    19,000  Scottish Re Group Ltd.+                                     403,560
                                                                    -----------
                                                                      1,264,420
                                                                    -----------
            MANUFACTURING (10.37%):
     8,500  Albany International Corp., Class A                         247,775
     5,500  Clarcor, Inc.                                               243,650
    35,000  JAKKS Pacific, Inc.*+                                       685,300
    24,200  Smith (A.O.) Corp.+                                         590,964
    16,100  Teleflex, Inc.                                              704,053
                                                                    -----------
                                                                      2,471,742
                                                                    -----------
            MEDICAL PRODUCTS (9.73%):
    17,000  CONMED, Inc.*                                               415,650
     4,800  Dentsply International, Inc.+                               244,560
    15,900  Mentor Corp.                                                559,362
    11,700  Owens & Minor, Inc.                                         286,650
    19,200  PolyMedica Corp.+                                           583,872
     5,700  West Pharmaceutical Services, Inc.                          227,943
                                                                    -----------
                                                                      2,318,037
                                                                    -----------
            OIL & GAS (10.10%):
    14,500  Newfield Exploration Co.*                                   802,575
    18,500  Piedmont Natural Gas. Co., Inc.+                            802,900
    16,600  Spinnaker Exploration Co.*+                                 566,724
     8,300  XTO Energy, Inc.                                            232,732
                                                                    -----------
                                                                      2,404,931
                                                                    -----------
            PHARMACEUTICALS & PHARMACY
              SERVICES (2.13%):
    43,000  MIM Corp.*+                                                 278,640
     5,600  Par Pharmaceutical Cos., Inc.*+                             229,824
                                                                    -----------
                                                                        508,464
                                                                    -----------
            REAL ESTATE INVESTMENT TRUSTS (0.85%):
     4,500  Mack-Cali Realty Corp.                                      203,670
                                                                    -----------
            RESTAURANTS (5.23%):
    13,200  Applebee's International, Inc.                              317,724
    19,900  CBRL Group, Inc.+                                           634,412
     7,500  Outback Steakhouse, Inc.+                                   293,550
                                                                    -----------
                                                                      1,245,686
                                                                    -----------
            RETAIL (6.83%):
    25,000  BJ's Wholesale Club, Inc.*+                                 633,000
    20,200  Claires Stores, Inc.+                                       491,668
    16,900  ShopKo Stores, Inc.*+                                       285,948
     8,200  Supervalu, Inc.                                             216,152
                                                                    -----------
                                                                      1,626,768
                                                                    -----------
            SEMICONDUCTOR (2.55%):
    10,000  Actel Corp.*+                                               144,500
    14,100  International Rectifier Corp.*+                             463,326
                                                                    -----------
                                                                        607,826
                                                                    -----------
            TRUCKING (7.01%):
    29,500  Arkansas Best Corp.+                                      1,016,275
    15,900  Yellow Roadway Corp.*+                                      652,535
                                                                    -----------
                                                                      1,668,810
                                                                    -----------
            TOTAL COMMON STOCKS
            (COST $17,112,718)                                       23,041,622
                                                                    -----------
            SHORT-TERM INVESTMENT (3.27%):
   778,528  Milestone Treasury
              Obligation Portfolio,
              Institutional Class,
              to yield 1.40%, 9/1/04
              (Cost $778,528)                                           778,528
                                                                    -----------
            TOTAL INVESTMENTS
            (COST $17,891,246)                            99.99%    $23,820,150
                                                         -------    -----------
            Assets in excess of other
              liabilities                                  0.01%          2,762
                                                         -------    -----------
            TOTAL NET ASSETS                             100.00%    $23,822,912
                                                         =======    ===========


----------
Percentages indicated are based upon total net assets of $23,822,912.

*     Non-income producing securities.

+ All or a portion of the security is on loan (See Note 7). The collateral for these securities loaned, held by the Trust's custodian, is detailed as follows:

      DESCRIPTION                                                      VALUE
      -----------                                                   -----------
      BONY Institutional Cash Reserve Fund,
       1.55%, 9/1/04                                                $ 5,975,042


See accompanying notes to financial statements.

AUGUST 31, 2004
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

  SHARES                                                               VALUE
----------                                                          -----------
            COMMON STOCKS (98.95%):
            AUSTRIA (1.64%):
            STEEL (1.64%):
     6,800  Boehler-Uddeholm AG, ADR                                $   189,333
                                                                    -----------
            CANADA (3.22%):
            METALS/MINING (3.22%):
     8,600  Alcan Inc., ADR                                             372,466
                                                                    -----------
            FRANCE (16.70%):
            BEVERAGES (2.05%):
     7,700  Pernod Ricard, ADR                                          237,689
                                                                    -----------
            COMMERCIAL BANKING (2.93%):
    11,200  BNP Paribas SA, ADR                                         338,719
                                                                    -----------
            COMPUTER SOFTWARE (2.79%):
     7,500  Dassault Systems S.A., ADR                                  322,718
                                                                    -----------
            INSURANCE (1.79%):
    10,100  AXA, ADR                                                    207,555
                                                                    -----------
            MULTIMEDIA (1.93%):
     9,000  Vivendi Universal SA, ADR*                                  223,830
                                                                    -----------
            PHARMACEUTICALS (2.18%):
     7,100  Sanofi Aventis, ADR                                         252,760
                                                                    -----------
            OIL & GAS (3.03%):
     3,575  TotalFinaElf SA, ADR                                        350,314
                                                                    -----------
            TOTAL FRANCE                                              1,933,585
                                                                    -----------
            GERMANY (9.19%):
            DIVERSIFIED MANUFACTURING (2.15%):
     3,605  Siemens AG, ADR                                             248,925
                                                                    -----------
            COMMERCIAL BANKING (2.08%):
     3,500  Deutsche Bank AG, ADR                                       240,450
                                                                    -----------
            TELECOMMUNICATIONS (2.68%):
    17,700  Deutsche Telekom AG, ADR*                                   310,281
                                                                    -----------
            TIRE/RUBBER (2.28%):
     5,100  Continental AG, ADR                                         264,037
                                                                    -----------
            TOTAL GERMANY                                             1,063,693
                                                                    -----------
            ITALY (4.17%):
            OIL (0.98%):
     1,100  Eni S.p.A., ADR                                             113,168
                                                                    -----------
            OPTICAL (3.19%):
    21,900  Luxottica Group S.p.A., ADR                                 369,672
                                                                    -----------
            TOTAL ITALY                                                 482,840
                                                                    -----------
            JAPAN (25.12%):
            AUDIO/VIDEO PRODUCTS (2.33%):
    20,000  Matsushita Electrical Industrial Co.,
              Ltd., ADR                                                 270,000
                                                                    -----------
            BANKING & FINANCE (4.78%):
    76,000  Bank of East Asia, Ltd., ADR                                208,514
    12,500  Nomura Holdings, Inc., ADR*                                 173,500
    14,300  Shinsei Bank, Ltd., ADR*                                    171,477
                                                                    -----------
                                                                        553,491
                                                                    -----------
            ELECTRONICS (1.04%):
    18,700  NEC Corp., ADR                                              120,054
                                                                    -----------
            FOODS/BEVERAGES (1.65%):
    21,000  KIRIN BREWERY CO., LTD., ADR                                191,100
                                                                    -----------
            JAPAN (25.12%) (CONTINUED):
            PAPER & PAPER PRODUCTS (3.00%):
    18,000  UPM-Kymmene Oyj, ADR                                        347,220
                                                                    -----------
            PHOTO/OFFICE EQUIPMENT (2.93%):
     4,700  Canon, Inc., ADR                                            225,459
     6,000  Olympus Corp., ADR                                          113,718
                                                                    -----------
                                                                        339,177
                                                                    -----------
            RETAIL (2.26%):
     7,100  ITO-YOKADO CO., LTD., ADR                                   261,369
                                                                    -----------
            SOFTWARE (2.78%):
    14,200  KONAMI Corp., ADR                                           321,772
                                                                    -----------
            TELECOMMUNICATIONS (4.35%):
    26,900  NTT DoCoMo, Inc., ADR                                       503,030
                                                                    -----------
            TOTAL JAPAN                                               2,907,213
                                                                    -----------
            LIBERIA (2.60%):
            LEISURE ACTIVITIES (2.60%):
     7,300  Royal Caribbean Cruises, Ltd.                               301,490
                                                                    -----------
            SWEDEN (2.00%):
            METAL PROCESSING (2.00%):
     6,300  AB SFK, ADR*                                                231,865
                                                                    -----------
            SWITZERLAND (4.87%):
            PHARMACEUTICALS (3.06%):
     7,630  Novartis AG, ADR                                            354,413
                                                                    -----------
            FINANCIAL SERVICES (1.81%):
     3,700  Swiss Re, ADR                                               209,211
                                                                    -----------
            TOTAL SWITZERLAND                                           563,624
                                                                    -----------
            UNITED KINGDOM (29.44%):
            BANKING (5.00%):
     4,400  Bank of Ireland, ADR                                        238,260
     9,100  Barclays PLC, ADR                                           340,158
                                                                    -----------
                                                                        578,418
                                                                    -----------
            BEVERAGES (2.96%):
     6,860  Diageo PLC, ADR                                             342,657
                                                                    -----------
            FOOD & FOOD SERVICES (6.42%):
     5,200  Cadbury Schweppes PLC, ADR                                  169,780
    34,000  Compass Group PLC, ADR                                      190,067
    26,700  Tesco PLC, ADR                                              383,294
                                                                    -----------
                                                                        743,141
                                                                    -----------
            METALS (3.86%):
     4,400  Rio Tinto PLC, ADR                                          446,952
                                                                    -----------
            MUSIC (2.00%):
    28,800  EMI Group PLC, ADR                                          230,553
                                                                    -----------
            OIL & GAS (2.97%):
     6,405  BP PLC, ADR                                                 343,949
                                                                    -----------
            PHARMACEUTICALS (3.08%):
     3,000  Glaxosmithkline PLC, ADR                                    123,420
     9,000  Shire Pharmaceuticals Group PLC,
              ADR                                                       233,280
                                                                    -----------
                                                                        356,700
                                                                    -----------


See accompanying notes to financial statements.

AUGUST 31, 2004
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)

  SHARES                                                               VALUE
----------                                                          -----------
            UNITED KINGDOM (29.44%) (CONTINUED):
            TELECOMMUNICATIONS (3.15%):
    15,940  Vodafone Group PLC, ADR                                 $   365,026
                                                                    -----------
            TOTAL UNITED KINGDOM                                      3,407,396
                                                                    -----------
            TOTAL COMMON STOCKS
            (COST $11,173,989)                                       11,453,505
                                                                    -----------
            SHORT-TERM INVESTMENT (1.14%):
   132,034  Milestone Treasury
              Obligation Portfolio,
              Institutional Class,
              to yield 1.40%, 9/1/04
              (Cost $132,034)                                           132,034
                                                                    -----------
            TOTAL INVESTMENTS
            (COST $11,306,023)                           100.09%    $11,585,539
                                                                    -----------
            Liabilities in excess of
              other assets                                (0.09)%       (10,311)
                                                         -------    -----------
            TOTAL NET ASSETS                             100.00%    $11,575,228
                                                         =======    ===========


----------
Percentages indicated are based upon total net assets of $11,575,228.

*     Non-income producing securities.

ADR -- American Depositary Receipt


See accompanying notes to financial statements.

AUGUST 31, 2004
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
HEALTH & BIOTECHNOLOGY PORTFOLIO

  SHARES                                                               VALUE
----------                                                          -----------
            COMMON STOCKS (90.49%):
            BIOTECHNOLOGY (11.01%):
     2,945  Actelion Ltd.*                                          $   274,051
    26,200  Amgen, Inc.*                                              1,553,398
    23,300  Cephalon, Inc.*+                                          1,095,333
    46,155  CSL Ltd.                                                    842,512
    38,300  Genzyme Corp.*+                                           2,068,200
     9,400  Gilead Sciences, Inc.*                                      649,822
                                                                    -----------
                                                                      6,483,316
                                                                    -----------
            DIVERSIFIED FINANCIALS (1.77%):
     9,400  SPDR Trust Series 1+                                      1,044,622
                                                                    -----------
            HEALTHCARE -- EQUIPMENT &
              SUPPLIES (7.83%):
    20,600  Guidant Corp.                                             1,231,880
    45,300  Medtronic, Inc.+                                          2,253,675
     7,984  Nobel Biocare Holding AG                                  1,127,034
                                                                    -----------
                                                                      4,612,589
                                                                    -----------
            HEALTHCARE -- PROVIDERS &
              SERVICE (6.17%):
    10,900  Anthem, Inc.*+                                              885,516
     5,300  Quest Diagnostics, Inc.+                                    453,680
    34,700  UnitedHealth Group, Inc.                                  2,294,711
                                                                    -----------
                                                                      3,633,907
                                                                    -----------
            PHARMACEUTICALS (63.71%):
    16,400  Abbott Laboratories                                         683,716
    22,200  Allergan, Inc.+                                           1,657,230
    76,618  AstraZeneca PLC, ADR                                      3,521,605
    49,100  Bristol-Myers Squibb Co.                                  1,165,143
     9,900  Eli Lilly & Co.                                             628,155
    70,588  GlaxoSmithkline PLC, ADR                                  1,436,192
   106,800  Johnson & Johnson                                         6,205,081
    24,800  Merck & Co., Inc.                                         1,115,256
    60,700  Mylan Laboratories Inc.+                                  1,057,394
    48,943  Novartis AG                                               2,259,858
   167,800  Pfizer, Inc.                                              5,482,026
    36,419  Roche Holding AG                                          3,525,438
    31,645  Sanofi Aventis                                            2,245,957
    21,280  Schering AG                                               1,180,581
    54,800  Takeda Chemical Industries, Ltd.                          2,466,737
    79,300  Wyeth                                                     2,900,001
                                                                    -----------
                                                                     37,530,370
                                                                    -----------
            TOTAL COMMON STOCKS
            (COST $45,915,144)                                       53,304,804
                                                                    -----------
            PREFERRED STOCKS (6.08%):
            BIOTECHNOLOGY (6.08%):
   318,182  Aderis Pharmaceuticals
              Series D*++                                             3,500,002
   401,335  Mitokor Series F*++                                          83,879
                                                                    -----------
                                                                      3,583,881
                                                                    -----------
            TOTAL PREFERRED STOCKS
            (COST $6,510,015)                                         3,583,881
                                                                    -----------
            SHORT-TERM INVESTMENT (1.59%):
   934,702  Milestone Treasury
              Obligation Portfolio,
              Institutional Class to yield
              1.40%, 9/1/04
              (Cost $934,702)                                           934,702
                                                                    -----------
            TOTAL INVESTMENTS
            (COST $53,359,861)                            98.16%    $57,823,387
                                                                    -----------
            Assets in excess of other
              liabilities                                  1.84%      1,083,705
                                                                    -----------
            TOTAL NET ASSETS                             100.00%    $58,907,092
                                                                    -----------


----------
Percentages indicated are based on net assets of $58,907,092.

*     Non-income producing securities.

+ All or a portion of the security is on loan (See Note 7). The collateral for these securities loaned, held by the Trust's custodian, is detailed as follows:

      DESCRIPTION                                                      VALUE
      -----------                                                   -----------
      BONY Institutional Cash Reserve Fund,
        1.55%, 9/1/04                                               $ 7,566,261

++    Restricted security (See Note 5).

ADR -- American Depositary Receipt


See accompanying notes to financial statements.

AUGUST 31, 2004
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
TECHNOLOGY & COMMUNICATIONS PORTFOLIO

  SHARES                                                               VALUE
----------                                                          -----------
            COMMON STOCKS (96.39%):
            CONSUMER DISCRETIONARY (4.97%):
    44,500  Flextronics International Ltd.*                         $   552,245
    26,000  XM Satellite Radio Holdings Inc.*+                          714,220
                                                                    -----------
                                                                      1,266,465
                                                                    -----------
            INFORMATION TECHNOLOGY (83.09%):
    15,000  Adobe Systems, Inc.                                         688,050
    23,500  Akamai Technologies, Inc.*                                  316,075
    15,000  Analog Devices, Inc.                                        520,800
    24,000  Andrew Corp.*+                                              266,160
    65,500  Applied Materials, Inc.*                                  1,040,795
    27,500  ASM Lithography Holding N.V. (New
              York Registered Shares)*                                  355,850
    17,000  ATI Technologies*+                                          245,820
    32,000  Broadcom Corp., Class A*                                    868,480
    32,000  Check Point Software Tech. Ltd.
              ORD*+                                                     561,280
    71,000  Cisco Systems, Inc.*                                      1,331,960
    29,000  Dell Inc.*                                                1,010,360
    64,500  EMC Corp.*                                                  694,665
    16,000  F5 Networks, Inc.*                                          393,120
    55,000  Intel Corp.                                               1,170,950
    34,800  Marvell Technology Group Ltd.*+                             804,576
    20,000  Mercury Interactive Corp.*+                                 690,200
    45,500  Microsoft Corp.                                           1,242,150
    64,000  Motorola, Inc.                                            1,033,600
    13,500  NAVTEQ Corp.*                                               443,880
    40,000  Network Appliance, Inc.*                                    802,800
    35,000  Nokia Oyj -- ADR                                            415,800
    18,500  Novatel Wireless Inc.*+                                     363,525
    58,500  Openwave Systems Inc.*+                                     545,220
    63,000  Oracle Corp.*                                               628,110
    29,500  PeopleSoft, Inc.*                                           513,300
     3,500  Pixar Inc.*                                                 272,020
    30,000  QUALCOMM, Inc.                                            1,141,500
    18,000  Red Hat Inc.*+                                              220,680
    11,500  Sierra Wireless Inc.*                                       203,550
    23,000  Sigmatel Inc.*                                              386,170
    21,800  VERITAS Software Corp.*                                     364,496
    29,500  Verisign Inc.*                                              512,120
    39,000  Yahoo!, Inc.*                                             1,111,890
                                                                    -----------
                                                                     21,159,952
                                                                    -----------
            TELECOMMUNICATION SERVICES (8.33%):
    41,000  Comverse Technology, Inc.*+                                 717,910
    50,000  Juniper Networks, Inc.*+                                  1,144,500
    18,000  Jupitermedia Corp.*                                         258,660
   125,000  U.S. Wireless Data, Inc., warrants,
              expire 3/17/07*++                                              --
                                                                    -----------
                                                                      2,121,070
                                                                    -----------
            TOTAL COMMON STOCKS
            (COST $20,393,361)                                       24,547,487
                                                                    -----------
            SHORT-TERM INVESTMENT (3.83%):
   975,127  Milestone Treasury
              Obligation Portfolio,
              Institutional Class,
              to yield 1.40%, 9/1/04
              (Cost $975,127)                                           975,127
                                                                    -----------
            TOTAL INVESTMENTS
            (COST $21,368,488)                           100.22%    $25,522,614
                                                                    -----------
            Liabilities in excess of other
              assets                                      (0.22)%       (54,975)
                                                         -------    -----------
            TOTAL NET ASSETS                             100.00%    $25,467,639
                                                         =======    ===========


----------
Percentages indicated are based on net assets of $25,467,639.

*     Non-income producing securities.

+ All or a portion of the security is on loan (See Note 7). The collateral for these securities loaned, held by the Trust's custodian, is detailed as follows:

      DESCRIPTION                                                      VALUE
      -----------                                                   -----------
      BONY Institutional Cash Reserve Fund,
        1.55%, 9/1/04                                               $ 4,882,412

++    Restricted security (See Note 5).

ADR -- American Depositary Receipt


See accompanying notes to financial statements.

AUGUST 31, 2004
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
ENERGY & BASIC MATERIALS PORTFOLIO

  SHARES                                                               VALUE
----------                                                          -----------
            COMMON STOCKS (96.15%):
            CHEMICALS (11.50%):
     4,600  Air Products and Chemicals, Inc.                        $   240,948
     5,000  Dow Chemical Co.                                            214,050
     3,500  Nova Chemicals Corp.                                        113,120
     5,000  Praxair, Inc.                                               202,900
                                                                    -----------
                                                                        771,018
                                                                    -----------
            COAL (7.10%):
     6,500  Arch Coal, Inc.                                             209,495
     5,000  Peabody Energy Corp.                                        266,600
                                                                    -----------
                                                                        476,095
                                                                    -----------
            CONTAINERS & PACKAGING/PAPER &
              PLASTICS (3.28%):
    12,400  Smurfit-Stone Container Corp.*                              219,976
                                                                    -----------
            METALS & MINING (24.72%):
     6,500  Alcan, Inc.                                                 281,515
     8,000  ALCOA, Inc.                                                 259,040
     9,000  Freeport-McMoran Copper & Gold, Inc.,
              Class B                                                   338,670
     7,000  Inco Ltd.*                                                  238,980
     7,000  Joy Global Inc.                                             212,170
     4,000  Phelps Dodge Corp.                                          326,240
                                                                    -----------
                                                                      1,656,615
                                                                    -----------
            OIL -- CRUDE PRODUCERS (8.26%):
     3,800  Apache Corp.                                                169,822
     6,000  Burlington Resources, Inc.                                  217,380
     3,000  Newfield Exploration Co.*                                   166,050
                                                                    -----------
                                                                        553,252
                                                                    -----------
            OIL -- DRILLING SERVICES (11.53%):
     6,500  GlobalSantaFe Corp.                                         181,220
     4,700  Noble Corp.*                                                189,034
     8,000  Patterson-UTI Energy, Inc.                                  138,560
     8,600  Transocean Inc.*                                            264,020
                                                                    -----------
                                                                        772,834
                                                                    -----------
            OIL -- EQUIPMENT & SERVICES (11.72%):
     5,000  BJ Services Co.                                             240,250
     6,000  Halliburton Co.                                             175,020
     4,000  Lone Star Technologies, Inc.*                               122,880
     4,000  Schlumberger Ltd.                                           247,200
                                                                    -----------
                                                                        785,350
                                                                    -----------
            OIL -- INTEGRATED DOMESTIC (6.38%):
    12,000  Chesapeake Energy Corp.                                     169,560
     5,000  Occidental Petroleum Corp.                                  258,250
                                                                    -----------
                                                                        427,810
                                                                    -----------
            OIL -- INTEGRATED INTERNATIONAL (3.63%):
    10,000  Rowan Cos., Inc.*                                           243,200
                                                                    -----------
            PAPER (4.43%):
     3,400  International Paper Co.                                     136,068
     6,500  Louisiana-Pacific Corp.*                                    160,550
                                                                    -----------
                                                                        296,618
                                                                    -----------
            REAL ESTATE INVESTMENT TRUSTS
            (REITS) (3.60%):
     7,300  Plum Creek Timber Co., Inc.                                 241,192
                                                                    -----------
            TOTAL COMMON STOCKS
            (COST $5,443,724)                                         6,443,960
                                                                    -----------
            SHORT-TERM INVESTMENT (0.02%):
     1,261  Milestone Treasury
              Obligation Portfolio,
              Institutional Class,
              to yield 1.40%, 9/1/04
              (Cost $1,261)                                               1,261
                                                                    -----------
            TOTAL INVESTMENTS
            (COST $5,444,985)                             96.17%    $ 6,445,221
                                                                    -----------
            Assets in excess of other
              liabilities                                  3.83%        256,944
                                                         -------    -----------
            TOTAL NET ASSETS                             100.00%    $ 6,702,165
                                                         =======    ===========


----------
Percentages indicated are based on net assets of $6,702,165.

*     Non-income producing securities.


See accompanying notes to financial statements.

AUGUST 31, 2004
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
FINANCIAL SERVICES PORTFOLIO

  SHARES                                                               VALUE
----------                                                          -----------
            COMMON STOCKS (97.76%):
            BANKS (11.32%):
     5,400  AmSouth Bancorporation                                  $   140,670
     3,900  BB&T Corp.                                                  155,961
     4,500  KeyCorp                                                     141,075
                                                                    -----------
                                                                       437,706
                                                                    -----------
            BUSINESS SERVICES (4.68%):
     3,900  Investors Financial Services Corp.                          180,882
                                                                    -----------
            DIVERSIFIED FINANCIALS (22.27%):
     1,900  Bear Stearns Co., Inc.                                      167,048
     2,200  CIT Group Inc.                                               78,628
     2,600  Goldman Sachs Group, Inc.                                   233,090
     3,700  Merrill Lynch & Co., Inc.                                   188,959
     3,800  Morgan Stanley                                              192,774
                                                                    -----------
                                                                        860,499
                                                                    -----------
            FINANCE -- COMMERCIAL & CONSUMER
              LENDING (23.15%):
    10,000  AmeriCredit Corp.*                                          209,100
     6,500  CapitalSource, Inc.*                                        132,535
     4,300  Doral Financial Corp.                                       174,881
    13,600  Providian Financial Corp.*                                  196,384
     4,400  The First Marblehead Corp.*                                 182,028
                                                                    -----------
                                                                        894,928
                                                                    -----------
            FINANCE -- INVESTMENT BANKING/
              BROKERAGE (14.52%):
     4,700  A.G. Edwards, Inc.                                          163,466
     6,300  Jefferies Group, Inc.                                       211,113
     7,700  Raymond James Financial, Inc.                               186,494
                                                                    -----------
                                                                        561,073
                                                                    -----------
            INSURANCE (21.82%):
     3,800  Allmerica Financial Corp.*                                  110,200
     2,700  Allstate Corp.                                              127,467
     3,000  Cincinnati Financial Corp.                                  121,050
     2,100  Loews Corp.                                                 119,280
     2,500  Mercury General Corp.                                       125,375
     1,800  MGIC Investment Corp.                                       122,886
     2,900  W.R. Berkley Corp.                                          117,102
                                                                    -----------
                                                                        843,360
                                                                    -----------
            TOTAL COMMON STOCKS
            (COST $3,740,312)                                         3,778,448
                                                                    -----------
            SHORT-TERM INVESTMENT (1.86%):
    71,995  Milestone Treasury
              Obligation Portfolio,
              Institutional Class, to yield
              1.40%, 9/1/04
              (Cost $71,995)                                             71,995
                                                                    -----------
            TOTAL INVESTMENTS
            (COST $3,812,307)                             99.62%    $ 3,850,443
            Assets in excess of other
              liabilities                                  0.38%         14,592
                                                         -------    -----------
            TOTAL NET ASSETS                             100.00%    $ 3,865,035
                                                         =======    ===========


----------
Percentages indicated are based on net assets of $3,865,035.

*     Non-income producing securities.

See accompanying notes to financial statements.

AUGUST 31, 2004
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
INVESTMENT QUALITY BOND PORTFOLIO

PRINCIPAL                                                              VALUE
----------                                                          -----------
            U.S. GOVERNMENT AND
              AGENCIES (50.26%):
            FEDERAL HOME LOAN BANK (4.27%):
$  800,000  5.15%, 10/15/08                                         $   803,368
                                                                    -----------
            FEDERAL NATIONAL MORTGAGE
              ASSOCIATION (10.26%):
 2,000,000  4.125%, 4/15/14+                                          1,927,522
                                                                    -----------
            FREDDIE MAC (1.07%):
   200,000  4.00%, 10/29/07+                                            200,625
                                                                    -----------
            U.S. TREASURY NOTE (17.93%):
 3,400,000  4.00%, 2/15/14+                                           3,370,913
                                                                    -----------
            U.S. TREASURY INFLATION PROTECTION
            SECURITIES (16.73%):
 3,098,280  1.875%, 7/15/13                                           3,143,543
                                                                    -----------
            TOTAL U.S. GOVERNMENT AND AGENCIES
            (COST $9,211,140)                                         9,445,971
                                                                    -----------
            CORPORATE NOTES AND
            BONDS (45.77%):
            CHEMICALS (7.99%):
 1,500,000  ICI Wilmington, Inc., 6.95%, 9/15/04                      1,502,054
                                                                    -----------
            ELECTRIC UTILITIES (14.76%):
 1,000,000  Detroit Edison Co., 7.50%, 2/1/05                         1,022,070
   900,000  Eastern Energy Ltd., 6.75%, 12/1/06                         973,061
   550,000  South Carolina Electric & Gas Co., 7.50%,
              6/15/05                                                   571,319
   200,000  Wisconsin Power & Light 7.60%, 7/1/05                       208,301
                                                                    -----------
                                                                      2,774,751
                                                                    -----------
            FINANCIAL SERVICES (6.78%):
 1,000,000  Associates Corp. of North America,
              6.625%, 6/15/05                                         1,032,288
   100,000  Caterpillar Financial Services,
              5.125%, 10/15/07                                          103,174
   135,000  International Lease Finance Corp.,
              5.95%, 6/6/05                                             138,737
                                                                    -----------
                                                                      1,274,199
                                                                    -----------
            FOOD (6.41%):
   700,000  ConAgra Foods, Inc., 7.40%, 9/15/04                         701,156
   200,000  Sysco Corp., 6.50%, 6/15/05                                 206,114
   208,000  Sysco Corp., 7.00%, 5/1/06                                  222,719
    75,000  Tyson Foods, Inc., 6.625%, 10/1/04                           75,170
                                                                    -----------
                                                                      1,205,159
                                                                    -----------
            OIL/GAS (2.62%):
  $100,000  Laclede Gas Co., 7.50%, 11/1/07                             112,174
   200,000  Praxair Inc., 6.90%, 11/1/06                                217,299
   150,000  Union Pacific Resources Group,
              7.00%,10/15/06                                            162,381
                                                                    -----------
                                                                        491,854
                                                                    -----------
            RETAIL (0.56%):
   100,000  CVS Corp. 5.625%, 3/15/06                                   104,461
                                                                    -----------
            TELECOMMUNICATIONS (6.65%):
   500,000  Ameritech Capital Funding,
              6.30%, 10/15/04                                           502,502
   700,000  GTE Southwest Inc., 6.23%, 1/1/07                           747,387
                                                                    -----------
                                                                      1,249,889
                                                                    -----------
            TOTAL CORPORATE NOTES AND BONDS
            (COST $8,472,301)                                         8,602,367
                                                                    -----------
  SHARES
----------
            SHORT-TERM INVESTMENT (2.87%):
   539,037  Milestone Treasury Obligation
              Portfolio, Institutional Class,
              to yield 1.40%, 9/1/04
              (Cost $539,037)                                           539,037
                                                                    -----------
            TOTAL INVESTMENTS
            (COST $18,222,478)                            98.90%    $18,587,375
                                                                    -----------
            Assets in excess of other
              liabilities                                  1.10%        205,926
                                                         -------    -----------
            TOTAL NET ASSETS                             100.00%    $18,793,301
                                                         =======    ===========


----------
Percentages indicated are based upon total net assets of $18,793,301.

+ All or a portion of the security is on loan (See Note 7). The collateral for these securities loaned, held by the Trust's custodian, is detailed as follows:

      DESCRIPTION                                                      VALUE
      -----------                                                   -----------
      BONY Institutional Cash Reserve Fund,
        1.55%, 9/1/04                                               $ 3,912,293


See accompanying notes to financial statements.

AUGUST 31, 2004
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

PRINCIPAL                                                              VALUE
----------                                                          -----------
            MUNICIPAL BONDS (97.29%):
            ARIZONA (2.43%):
            WATER/SEWER (2.43%):
  $200,000  Sedona, Wastewater Municipal Property,
              Corporate Excise Tax Revenue, 4.75%,
              7/1/27, MBIA                                          $   200,628
                                                                    -----------
            CALIFORNIA (16.51%):
            HOUSING (1.58%):
   125,000  State Housing Financing Agency Revenue,
              Single Family Mortgage Purchase Amount,
              Series A, Class I, 5.30%, 8/1/18, FHA                     130,444
                                                                    -----------
            PUBLIC FACILITIES (11.30%):
   250,000  State Public Works Board Lease Revenue,
              State University Projects, Series A,
              5.375%, 10/1/17, AMBAC                                    269,992
   300,000  State Financing Authority Lease Revenue,
              Palm Springs Convention Center Project,
              Series A, 5.25%, 11/1/17, MBIA                            338,031
   300,000  San Francisco, CA City & County Airports
              Commission, Second Series 27B, 5.25%,
              5/1/17                                                    327,594
                                                                    -----------
                                                                        935,617
                                                                    -----------
            EDUCATION (3.63%):
   250,000  Alvord California Union School District,
              Series A, 5.9%, 2/1/20, MBIA                              300,337
                                                                    -----------
            TOTAL CALIFORNIA                                          1,366,398
                                                                    -----------
            COLORADO (5.27%):
            PUBLIC FACILITIES (5.27%):
   250,000  Denver, CO City & County Excise Tax
              Revenue, Convention Center Project,
              5.50%, 9/1/17, FSA                                        278,690
   150,000  Denver, CO Colorado Convention Center
              Project, Hotel Authority Revenue,
              Series A, 5.00%, 12/1/21, XLCA                            156,768
                                                                    -----------
            TOTAL COLORADO                                              435,458
                                                                    -----------
            DISTRICT OF COLUMBIA (2.97%):
            PUBLIC FACILITIES (2.97%):
   250,000  Washington, Convention Center Authority,
              Dedicated Tax Revenue, 4.75%, 10/1/28,
              AMBAC                                                     245,313
                                                                    -----------
            GEORGIA (2.15%):
            GENERAL OBLIGATION (2.15%):
   150,000  State of Georgia, Series C, 6.50%, 4/1/10                   177,561
                                                                    -----------
            MARYLAND (3.86%):
            WATER/SEWER (3.86%):
   300,000  State Energy Financing Administration,
              Solid Waste Disposal, LO Revenue,
              6.30%, 12/1/10                                            319,308
                                                                    -----------
            MASSACHUSETTS (2.04%):
            GENERAL OBLIGATION (2.04%):
   150,000  State Refunding Bonds, Series A, 5.25%,
              8/1/17                                                    168,282
                                                                    -----------
            NEBRASKA (0.55%):
            POWER/UTILITY (0.55%):
    40,000  Omaha Public Power District, Electric
              Revenue, Series C, 5.50%, 2/1/14                           45,710
                                                                    -----------
            NEW HAMPSHIRE (3.24%):
            HEALTH/HOSPITAL (3.24%):
  $250,000  State Health & Education Facilities
              Authority Revenue, Dartmouth-Hitchcock
              Obligation Group, 5.50%, 8/1/27, FSA                      267,810
                                                                    -----------
            NEW YORK (8.37%):
            PUBLIC FACILITIES (8.37%):
   300,000  New York State Dormitory Authority, New
              York University, Revenue, Series A 5.75%,
              7/1/13, AMBAC                                             352,137
   300,000  New York State Dormitory Authority,
              United Cerebral Palsy, 5.75%, 7/1/18,
              AMBAC                                                     340,221
                                                                    -----------
            TOTAL NEW YORK                                              692,358
                                                                    -----------
            NORTH CAROLINA (3.13%):
            GENERAL OBLIGATION (3.13%):
   250,000  Mecklenburg County, Series B, 4.50%,
              2/1/18                                                    258,757
                                                                    -----------
            NORTH DAKOTA (2.42%):
            HOUSING (2.42%):
   197,000  State Housing Financing Agency Revenue,
              Series C, 5.50%, 7/1/18                                   200,059
                                                                    -----------
            OHIO (3.77%):
            EDUCATION (3.11%):
   250,000  Jonathan Alder, Local School District,
              4.40%, 12/1/17, MBIA                                      257,380
            HEALTH/HOSPITAL (0.66%):
    50,000  Lorain County, Hospital Revenue, Regional
              Medical Center, 7.75%, 11/1/13, AMBAC                      54,339
                                                                    -----------
            TOTAL OHIO                                                  311,719
                                                                    -----------
            PENNSYLVANIA (3.13%):
            GENERAL OBLIGATION (3.13%):
   250,000  Philadelphia, 4.90%, 9/15/20, FSA                           259,103
                                                                    -----------
            PUERTO RICO (2.54%):
            PUBLIC FACILITIES (2.54%):
   200,000  Puerto Rico Highway & Transportation
              Authority Revenue, Series B, 6.00%,
              7/1/26                                                    209,654
                                                                    -----------
            SOUTH CAROLINA (3.03%):
            POWER/UTILITY (3.03%):
   250,000  Piedmont Municipal Power Agency,
              Electric, Series A, 5.00%, 1/1/18, FGIC                   250,570
                                                                    -----------
            SOUTH DAKOTA (4.33%):
            POWER/UTILITY (4.33%):
   300,000  Heartland Consumers Power District
              Electric, Revenue, 6.00%, 1/1/17, FSA                     357,945
                                                                    -----------
            TEXAS (11.76%):
            EDUCATION (3.32%):
   250,000  State University System Revenue, 5.375%,
              3/15/17, FSA                                              274,205
            HOUSING (2.61%):
   200,000  State Veterans Housing Assistance, GO,
              Series B, 5.75%, 12/1/13, FHA                             215,676


See accompanying notes to financial statements.

AUGUST 31, 2004
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO (CONTINUED)

PRINCIPAL                                                              VALUE
----------                                                          -----------
            TEXAS (11.76%) (CONTINUED):
            WATER/SEWER (5.83%):
  $300,000  Houston, TX Water & Sewer System
              Revenue, 5.50%, 12/1/17                               $   337,089
   150,000  State Water Assistance Series A, 4.50%,
              8/1/22                                                    145,065
                                                                    -----------
                                                                        482,154
                                                                    -----------
            TOTAL TEXAS                                                 972,035
                                                                    -----------
            UTAH (2.03%):
            EDUCATION (2.03%):
   150,000  State Board Regents Revenue, 5.25%,
              12/1/14, AMBAC                                            167,774
                                                                    -----------
            WASHINGTON (3.38%):
            EDUCATION (3.38%):
   250,000  Snohomish County School District, 5.50%,
              12/1/19, FGIC                                             279,705
                                                                    -----------
            WISCONSIN (10.38%):
            GENERAL OBLIGATION (4.35%):
   350,000  Milwaukee, Series Y, 4.625%, 9/1/19, FSA                    360,259
            HEALTH/HOSPITAL (3.84%):
   300,000  State Health & Educational Facilities
              Authority, Revenue, Waukesha Memorial
              Hospital, Series A, 5.25%, 8/15/19,
              AMBAC                                                     317,616
            TRANSPORTATION (2.19%)
   175,000  State Transportation Revenue, Series A,
              4.60%, 7/1/18, MBIA                                       181,017
                                                                    -----------
            TOTAL WISCONSIN                                             858,892
                                                                    -----------
            TOTAL MUNICIPAL BONDS
            (COST $7,732,247)                                         8,045,039
                                                                    -----------

  SHARES                                                               VALUE
----------                                                          -----------
            SHORT-TERM INVESTMENT (1.43%):
   117,842  Milestone Treasury Obligation
              Portfolio, Institutional Class to
              yield 1.40%, 9/1/04
              (Cost $117,842)                                       $   117,842
                                                                    -----------
            TOTAL INVESTMENTS
            (COST $7,850,089)                             98.72%    $ 8,162,881
                                                                    -----------
            Assets in excess of other
              liabilities                                  1.28%        105,993
                                                         -------    -----------
            TOTAL NET ASSETS                             100.00%    $ 8,268,874
                                                         =======    ===========

----------
Percentages indicated are based upon total net assets of $8,268,874.

AMBAC   Insured by AMBAC Indemnity Corporation
 FGIC   Insured by Financial Guaranty Insurance Corporation
  FHA   Federal Housing Administration
  FSA   Insured by Federal Security Assurance
   GO   General Obligation
   LO   Limited Obligation
  LOC   Letter of Credit
 MBIA   Insured by Municipal Bond Insurance Association
 XLCA   Insured by XL Capital Assurance


See accompanying notes to financial statements.

AUGUST 31, 2004
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO

PRINCIPAL                                                              VALUE
----------                                                          -----------
            U.S. GOVERNMENT AGENCIES (80.51%):
            FEDERAL HOME LOAN MORTGAGE CORP.,
              DISCOUNT NOTES (34.33%):
$1,000,000  To yield 1.38%, 9/13/04                                 $   999,540
 2,000,000  To yield 1.38%, 9/21/04                                   1,998,467
 1,000,000  To yield 1.50%, 9/24/04                                     999,042
 2,000,000  To yield 1.525%, 9/28/04                                  1,997,712
 1,953,000  To yield 1.56%, 10/5/04                                   1,950,122
                                                                    -----------
                                                                      7,944,883
                                                                    -----------
            FEDERAL NATIONAL MORTGAGE
            ASSOCIATION, DISCOUNT NOTES (46.18%):
 3,000,000  To yield 1.50%, 9/15/04                                   2,998,250
 4,000,000  To yield 1.49%, 9/17/04                                   3,997,351
 1,700,000  To yield 1.40%, 9/22/04                                   1,698,612
 2,000,000  To yield 1.55%, 10/6/04                                   1,996,986
                                                                    -----------
                                                                     10,691,199
                                                                    -----------
            TOTAL U.S. GOVERNMENT AGENCIES
            (COST $18,636,082)                                       18,636,082
                                                                    -----------
            REPURCHASE AGREEMENT (19.44%):
 4,499,000  Bank of America, 1.55%, due
              9/1/04 with a maturity value
              of $4,499,194, (Fully
              collateralized by U.S.
              government agencies and
              obligations) (Cost $4,499,000)                          4,499,000
                                                                    -----------
            TOTAL INVESTMENTS
            (COST $23,135,082)                            99.95%    $23,135,082
                                                                    -----------
            Assets in excess of other
              liabilities                                  0.05%         10,524
                                                         -------    -----------
            TOTAL NET ASSETS                             100.00%    $23,145,606
                                                         =======    ===========


----------
Percentages indicated are based upon total net assets of $23,145,606.


See accompanying notes to financial statements.

AUGUST 31, 2004
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                        --------------  --------------  -------------- -------------- --------------  --------------
                                             LARGE          LARGE
                                        CAPITALIZATION  CAPITALIZATION                      SMALL      INTERNATIONAL      HEALTH &
                                             VALUE          GROWTH          MID CAP    CAPITALIZATION     EQUITY       BIOTECHNOLOGY
                                           PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                        --------------  --------------  -------------- -------------- --------------  --------------
ASSETS:
Investments, at cost                      $56,929,298     $37,954,179     $32,793,064    $17,891,246    $11,306,023    $53,359,861
Investments, at value                     $60,125,815     $36,762,688     $33,748,153    $23,041,622    $11,453,505    $56,888,685
Short term investments, at cost             1,447,169         545,482       1,510,573        778,528        132,034        934,702
Foreign currency, at value (Cost --
  $1,551,037)                                      --              --              --             --             --      1,548,204
Collateral-securities loaned               15,896,223      10,453,219       6,604,293      5,975,042             --      7,566,261
Receivable for securities sold                398,030              --         366,135             --             --             --
Interest and dividends receivable             124,637          40,818          19,171         24,232         28,095        189,639
Receivable for fund shares sold                 3,489           3,801             375          9,956          1,311             58
Receivable due from manager                        --              --              --             --             --             --
Receivable for open forward foreign
  currency contracts                               --              --              --             --             --         47,640
Prepaid expenses and other assets              18,755          30,121          34,580         27,667         26,722         42,797
                                          -----------     -----------     -----------    -----------    -----------    -----------
    TOTAL ASSETS                           78,014,118      47,836,129      42,283,280     29,857,047     11,641,667     67,217,986
                                          -----------     -----------     -----------    -----------    -----------    -----------
LIABILITIES:
Securities lending collateral              15,896,223      10,453,219       6,604,293      5,975,042             --      7,566,261
Payable for securities purchased              128,855              --         541,200             --             --             --
Payable for fund shares redeemed                5,319           3,822             593          2,807         11,659        439,889
Payable for distribution fees                   2,595           3,807          11,894          1,051            662         31,651
Payable to manager                             31,754          21,265          22,440         13,402          7,101         52,089
Payable for open forward foreign
  currency contracts                               --              --              --             --             --        100,737
Accrued expenses and other liabilities        123,677          64,877          52,038         41,833         47,017        120,267
                                          -----------     -----------     -----------    -----------    -----------    -----------
    TOTAL LIABILITIES                      16,188,423      10,546,990       7,232,458      6,034,135         66,439      8,310,894
                                          -----------     -----------     -----------    -----------    -----------    -----------
NET ASSETS                                $61,825,695     $37,289,139     $35,050,822    $23,822,912    $11,575,228    $58,907,092
                                          ===========     ===========     ===========    ===========    ===========    ===========
NET ASSETS:
Par value of shares of beneficial
  interest                                $    37,672     $    31,509     $    30,714    $    18,355    $    13,253    $    48,110
Paid in capital                            71,363,215      58,938,843      32,354,902     17,856,330     19,431,384    184,053,846
Accumulated net realized gain (loss)
  on investments                          (14,218,878)    (21,035,204)        199,544         19,323     (8,148,925)   (129,602,891)
Net unrealized appreciation
  (depreciation) on investments             4,643,686        (646,009)      2,465,662      5,928,904        279,516      4,408,027
                                          -----------     -----------     -----------    -----------    -----------    -----------
NET ASSETS                                $61,825,695     $37,289,139     $35,050,822    $23,822,912    $11,575,228    $58,907,092
                                          ===========     ===========     ===========    ===========    ===========    ===========
NET ASSET VALUE PER SHARE
    CLASS I
    Net Assets                            $56,344,891     $35,358,001     $ 6,940,421    $22,532,243    $10,853,876    $   955,772
    Shares of beneficial interest
      outstanding                           3,417,541       2,978,897         604,131      1,730,065      1,238,462         76,273
    Net asset value/offering price (a)    $     16.49     $     11.87     $     11.49    $     13.02    $      8.76    $     12.53
    CLASS A
    Net Assets                            $        --     $        --     $23,842,230    $        --    $        --    $19,717,586
    Shares of beneficial interest
      outstanding                                  --              --       2,088,201             --             --      1,577,126
    Net asset value (a)                   $        --     $        --     $     11.42    $        --    $        --    $     12.50
    Offering price per share              $        --     $        --     $     12.11    $        --    $        --    $     13.26
      (maximum sales charge of 5.75%)
    CLASS B
    Net Assets                            $ 2,941,670     $   343,505     $ 3,416,826    $   392,705    $   126,363    $28,931,558
    Shares of beneficial interest
      outstanding                             187,655          30,658         303,382         32,144         15,168      2,389,735
    Net asset value/offering price (b)    $     15.68     $     11.20     $     11.26    $     12.22    $      8.33    $     12.11
    CLASS C
    Net Assets                            $ 2,539,134     $ 1,587,633     $   851,345    $   897,964    $   594,989    $ 9,302,176
    Shares of beneficial interest
      outstanding                             162,012         141,385          75,653         73,325         71,635        767,887
    Net asset value/offering price (b)    $     15.67     $     11.23     $     11.25    $     12.25    $      8.31    $     12.11

----------
(a)   Redemption price per share.

(b) Redemption price per Class B and C share varies based on length of time shares are held.


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                              --------------  --------------   ----------   -----------   ----------   -----------
                                                                                                                           U.S.
                                                                                            INVESTMENT                  GOVERNMENT
                                                TECHNOLOGY &  ENERGY & BASIC    FINANCIAL    QUALITY       MUNICIPAL      MONEY
                                              COMMUNICATIONS    MATERIALS       SERVICES       BOND          BOND        MARKET
                                                 PORTFOLIO      PORTFOLIO       PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO
                                              --------------  --------------   ----------   -----------   ----------   -----------
ASSETS:
Investments, at cost                            $21,368,488    $ 5,444,985     $3,812,307   $18,222,478   $7,850,089   $23,135,082
                                                -----------    -----------     ----------   -----------   ----------   -----------
Investments, at value                           $24,547,487    $ 6,443,960     $3,778,448   $18,048,338   $8,045,039   $        --
Short term investments, at cost                     975,127          1,261         71,995       539,037      117,842    23,135,082
Cash                                                     --             --             --            --           --           538
Collateral-securities loaned                      4,882,412             --             --     3,912,293           --
Receivable for securities sold                           --        250,311             --            --           --            --
Interest and dividends receivable                    10,440          5,707          3,982       234,712       97,252           194
Receivable for fund shares sold                          58            117             59           654           38        11,180
Receivable due from manager                              --             --          1,395            --          203         2,499
Prepaid expenses and other assets                    42,896         22,780         23,098        27,408       21,483        30,704
                                                -----------    -----------     ----------   -----------   ----------   -----------
    TOTAL ASSETS                                 30,458,420      6,724,136      3,878,977    22,762,442    8,281,857    23,180,197
                                                -----------    -----------     ----------   -----------   ----------   -----------
LIABILITIES:
Securities lending collateral                     4,882,412             --             --     3,912,293           --            --
Payable for securities purchased                         --             --             --            --           --            --
Payable for fund shares redeemed                     18,687          2,505             --           550           --            --
Payable for distribution fees                        19,203          3,307          2,089           989          192            --
Dividends payable                                        --             --             --         1,719          891            86
Payable to manager                                   23,285          3,541             --         1,648           --            --
Accrued expenses and other liabilities               47,194         12,618         11,853        51,942       11,900        34,505
                                                -----------    -----------     ----------   -----------   ----------   -----------
    TOTAL LIABILITIES                             4,990,781         21,971         13,942     3,969,141       12,983        34,591
                                                -----------    -----------     ----------   -----------   ----------   -----------
NET ASSETS                                      $25,467,639    $ 6,702,165     $3,865,035   $18,793,301   $8,268,874   $23,145,606
                                                ===========    ===========     ==========   ===========   ==========   ===========
NET ASSETS:
Par value of shares of beneficial interest      $    45,768    $     3,781     $    3,359   $    18,476   $    7,874   $   232,347
Paid in capital                                 291,695,203      6,974,369      3,601,011    18,130,924    7,950,160    22,914,010
Accumulated net realized gain (loss) on
  investments                                   (270,427,458)   (1,276,182)       222,529       279,004       (1,951)         (751)
Net unrealized appreciation (depreciation)
  on investments                                  4,154,126      1,000,197         38,136       364,897      312,791            --
                                                -----------    -----------     ----------   -----------   ----------   -----------
NET ASSETS                                      $25,467,639    $ 6,702,165     $3,865,035   $18,793,301   $8,268,874   $23,145,606
                                                ===========    ===========     ==========   ===========   ==========   ===========
NET ASSET VALUE PER SHARE
    CLASS I
    Net Assets                                  $   689,225    $ 1,729,109     $  774,250   $17,449,104   $7,891,725   $22,246,650
    Shares of beneficial interest outstanding       120,350         95,753         66,220     1,715,589      751,589    22,333,622
    Net asset value/offering price (a)          $      5.73    $     18.06     $    11.69   $     10.17   $    10.50   $      1.00
    CLASS A
    Net Assets                                  $12,034,115    $ 2,065,559     $1,173,939   $        --   $       --   $        --
    Shares of beneficial interest outstanding     2,111,940        115,043        100,962            --           --            --
    Net asset value per share (a)               $      5.70    $     17.95     $    11.63   $        --   $       --   $        --
    Offering price per share                    $      6.05    $     19.05     $    12.34   $        --   $       --   $        --
      (maximum sales charge of 5.75%)
    CLASS B
    Net Assets                                  $11,673,615    $ 2,840,143     $1,815,361   $    92,851   $   52,097   $   210,907
    Shares of beneficial interest outstanding     2,148,711        163,407        159,830         9,127        4,946       211,138
    Net asset value/offering price (b)          $      5.43    $     17.38     $    11.36   $     10.17   $    10.53   $      1.00
    CLASS C
    Net Assets                                  $ 1,070,684    $    67,354     $  101,485   $ 1,251,346   $  325,052   $   688,049
    Shares of beneficial interest outstanding       195,783          3,871          8,934       122,896       30,906       689,986
    Net asset value/offering price (b)          $      5.47    $     17.40     $    11.36   $     10.18   $    10.52   $      1.00

----------
(a)   Redemption price per share.

(b) Redemption price per Class B and C share varies based on length of time shares are held.


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                 ---------------  ----------------   -----------   --------------   ----------------  -------------
                                      LARGE             LARGE                           SMALL                            HEALTH &
                                  CAPITALIZATION   CAPITALIZATION      MID CAP     CAPITALIZATION    INTERNATIONAL    BIOTECHNOLOGY
                                 VALUE PORTFOLIO  GROWTH PORTFOLIO    PORTFOLIO       PORTFOLIO     EQUITY PORTFOLIO    PORTFOLIO
                                    YEAR ENDED        YEAR ENDED      YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED
                                    AUGUST 31,        AUGUST 31,      AUGUST 31,      AUGUST 31,       AUGUST 31,       AUGUST 31,
                                      2004              2004            2004            2004             2004             2004
                                 ---------------  ----------------   -----------   --------------   ----------------  -------------
INVESTMENT INCOME:
Interest income                    $     7,918       $     4,550     $     3,205     $     2,082      $       920      $     4,240
Dividend income                      1,097,039           300,492         405,912         286,740          303,957        1,056,200
Securities lending income                4,203             1,489           5,419           1,710               --            6,454
Less: Foreign withholding taxes        (10,842)               --              --              --          (18,295)         (44,368)
                                   -----------       -----------     -----------     -----------      -----------      -----------
    TOTAL INVESTMENT INCOME          1,098,318           306,531         414,536         290,532          286,582        1,022,526
                                   -----------       -----------     -----------     -----------      -----------      -----------
OPERATING EXPENSES:
Management fees                        413,436           274,432         258,806         155,341           91,956          867,862
Distribution fees:
  Class A Shares                            --                --         103,094              --               --           94,486
  Class B Shares                        27,061             3,147          37,079           2,941              736          336,704
  Class C Shares                        27,484            18,623           8,126           9,903            6,144          115,334
Transfer agent fees                    257,611           183,448         137,709          97,948           57,286          279,576
Fund accounting fees                   103,855            68,880          50,243          39,147           21,269          100,764
Administration fees                     94,465            66,436          65,219          38,671           28,971          120,273
Professional fees                       84,588            50,274          44,027          23,857           24,490          119,093
Printing and postage expense            63,765            35,086          33,998           7,254           15,449           74,301
Registration fees                       39,803            19,246          23,100          18,535           26,547           28,110
Custodian fees                          24,508               241          17,511           1,886           24,023           43,433
Trustees' fees                          15,444             1,326           6,868           1,973            5,015           11,595
Miscellaneous expenses                   6,298             1,587           2,224           1,005            1,245              887
                                   -----------       -----------     -----------     -----------      -----------      -----------
    TOTAL OPERATING EXPENSES         1,158,318           722,726         788,004         398,461          303,131        2,192,418
    Less: Expenses waived and
      reimbursed                            --                --              --              --          (16,549)         (50,460)
                                   -----------       -----------     -----------     -----------      -----------      -----------
NET OPERATING EXPENSES               1,158,318           722,726         788,004         398,461          286,582        2,141,958
                                   -----------       -----------     -----------     -----------      -----------      -----------
NET INVESTMENT INCOME (LOSS)           (60,000)         (416,195)       (373,468)       (107,929)              --       (1,119,432)
                                   -----------       -----------     -----------     -----------      -----------      -----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Investments                        8,789,550         2,515,563       4,838,093       1,305,361        2,399,652        1,840,661
  Option written                            --                --          98,513              --               --               --
  Foreign currency transactions             --                --              --              --               --         (173,534)
                                   -----------       -----------     -----------     -----------      -----------      -----------
Net realized gain (loss)             8,789,550         2,515,563       4,936,606       1,305,361        2,399,652        1,667,127
                                   -----------       -----------     -----------     -----------      -----------      -----------
Net change in unrealized
  appreciation (depreciation)
  from Investments                  (1,517,344)       (4,891,445)     (1,312,341)      2,605,112          (16,451)       6,035,904
                                   -----------       -----------     -----------     -----------      -----------      -----------
    NET REALIZED AND
      UNREALIZED GAIN (LOSS)
      ON INVESTMENTS                 7,272,206        (2,375,882)      3,624,265       3,910,473        2,383,201        7,703,031
                                   -----------       -----------     -----------     -----------      -----------      -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
                                   -----------       -----------     -----------     -----------      -----------      -----------
  OPERATIONS                       $ 7,212,206       $(2,792,077)    $ 3,250,797     $ 3,802,544      $ 2,383,201      $ 6,583,599
                                   ===========       ===========     ===========     ===========      ===========      ===========


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
--------------------------------------------------------------------------------

                                  TECHNOLOGY &    ENERGY & BASIC    FINANCIAL      INVESTMENT                     U.S. GOVERNMENT
                                 COMMUNICATIONS     MATERIALS       SERVICES      QUALITY BOND   MUNICIPAL BOND    MONEY MARKET
                                   PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO         PORTFOLIO
                                   YEAR ENDED       YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED       YEAR ENDED
                                   AUGUST 31,       AUGUST 31,      AUGUST 31,      AUGUST 31,      AUGUST 31,      AUGUST 31,
                                      2004             2004            2004            2004           2004              2004
                                 --------------   --------------   -----------    ------------   --------------   ---------------
INVESTMENT INCOME:
Interest income                    $     3,961      $       558    $       522     $   919,199     $   296,387      $   282,334
Dividend income                         76,917           87,851         61,293              --              --               --
Securities lending income                4,439              173            --            4,637              --               --
Less: Foreign withholding taxes         (3,628)              --            --               --              --               --
                                   -----------      -----------    -----------     -----------     -----------      -----------
    TOTAL INVESTMENT INCOME             81,689           88,582         61,815         923,836         296,387          282,334
                                   -----------      -----------    -----------     -----------     -----------      -----------
OPERATING EXPENSES:
Management fees                        433,203           74,471         54,242         116,411          35,174          122,783
Distribution fees:
  Class A Shares                        66,118            8,598          5,720              --              --               --
  Class B Shares                       159,988           28,749         21,872           1,277             299            1,915
  Class C Shares                        15,676              462          2,617          15,820           3,205            9,124
  Transfer agent fees                  134,491           24,903         16,737         120,058          19,761          139,486
Fund accounting fees                    50,576            8,917          6,401          37,335          10,529           42,300
Administration fees                     61,987           18,082         14,339          45,445          19,672           43,065
Professional fees                       40,585            6,336          4,534          30,472           5,834           45,342
Printing and postage expense            24,325            3,111          3,589          13,035           4,625           21,358
Registration fees                       37,319           23,120         18,138          16,018          13,560           26,053
Custodian fees                          15,795           15,057         17,430             727          12,544            5,470
Trustees' fees                           6,084              --             417           2,915              --            3,914
Miscellaneous expenses                     746              811            781           1,747              --            1,215
                                   -----------      -----------    -----------     -----------     -----------      -----------
    TOTAL OPERATING EXPENSES         1,046,893          212,617        166,817         401,260         125,203          462,025
    Less: Expenses waived and
      reimbursed                        (8,410)         (37,673)       (36,824)        (87,935)        (32,190)        (179,142)
                                   -----------      -----------    -----------     -----------     -----------      -----------
    NET OPERATING EXPENSES           1,038,483          174,944        129,993         313,325          93,013          282,883
                                   -----------      -----------    -----------     -----------     -----------      -----------
NET INVESTMENT INCOME (LOSS)          (956,794)         (86,362)       (68,178)        610,511         203,374             (549)
                                   -----------      -----------    -----------     -----------     -----------      -----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Investments                        2,621,941          853,149        662,370         345,800          (1,396)            (750)
  Foreign currency transactions             --               --             --              --              --               --
Net realized gain (loss)             2,621,941          853,149        662,370         345,800          (1,396)            (750)
Net change in unrealized
  appreciation (depreciation)
  from Investments                  (6,041,752)         480,973       (367,697)       (278,677)        217,216               --
    NET REALIZED AND
      UNREALIZED GAIN (LOSS)
      ON INVESTMENTS                (3,419,811)       1,334,122        294,673          67,123         215,820             (750)
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                       $(4,376,605)     $ 1,247,760    $   226,495     $   677,634     $   419,194      $    (1,299)


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                -------------------------    -------------------------    -------------------------
                                                   LARGE CAPITALIZATION         LARGE CAPITALIZATION               MID CAP
                                                      VALUE PORTFOLIO             GROWTH PORTFOLIO                PORTFOLIO
                                                -------------------------    -------------------------    -------------------------
                                                 YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED  PERIOD ENDED
                                                 AUGUST 31,    AUGUST 31,     AUGUST 31,    AUGUST 31,     AUGUST 31,    AUGUST 31,
                                                    2004          2003           2004          2003           2004          2003
                                                -----------   -----------    -----------   -----------    -----------  ------------
OPERATIONS:
Net investment income (loss)                    $   (60,000)  $   (71,072)   $  (416,195)  $  (469,001)   $  (373,468)  $  (110,542)
Net realized gain (loss) on investments           8,789,550    (6,682,316)     2,515,563    (2,303,842)     4,936,606       674,550
Net change in unrealized appreciation
  (depreciation) on investments                  (1,517,344)   13,790,083     (4,891,445)    7,194,115     (1,312,341)    4,852,945
                                                -----------   -----------    -----------   -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       7,212,206     7,036,695     (2,792,077)    4,421,272      3,250,797     5,416,953
                                                -----------   -----------    -----------   -----------    -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net Realized Gains:
  Class I                                                --            --             --            --             --            --
  Class A                                                --            --             --            --             --            --
  Class B                                                --            --             --            --             --            --
  Class C                                                --            --             --            --             --            --
Net Investment Income:
  Class I                                                --            --             --            --             --            --
  Class A                                                --            --             --            --             --            --
  Class B                                                --            --             --            --             --            --
  Class C                                                --            --             --            --             --            --
                                                -----------   -----------    -----------   -----------    -----------   -----------
TOTAL DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS                                           --            --             --            --             --            --
                                                -----------   -----------    -----------   -----------    -----------   -----------
SHARE TRANSACTIONS OF BENEFICIAL INTEREST:
Net proceeds from shares sold
  Class I                                         8,629,394    39,090,992      7,413,006    10,088,659      5,006,116     2,041,367
  Class A                                                --            --             --            --        104,227        49,865
  Class B                                           975,711       151,629        262,684        50,525        438,578        76,034
  Class C                                           315,544       871,478        233,103       738,594        170,186        91,594
Transfer of net assets
  Class I                                                --     5,129,233             --            --             --            --
  Class A                                                --     1,701,814             --            --             --            --
  Class B                                                --            --             --            --             --            --
  Class C                                                --            --             --            --             --            --
Reinvestment of dividends and distributions
  Class I                                                --            --             --            --             --            --
  Class A                                                --            --             --            --             --            --
  Class B                                                --            --             --            --             --            --
  Class C                                                --            --             --            --             --            --
Redemption fee proceeds
  Class I                                                46            --             --            --             --            --
  Class A                                                --            --             --            --             --            --
  Class B                                                 2            --             --            --             --            --
  Class C                                                 2            --             --            --             --            --
Cost of shares redeemed
  Class I                                       (15,537,303)  (51,819,009)   (10,673,379)  (17,340,700)      (522,838)      (43,864)
  Class A                                                --            --             --            --     (5,329,425)     (516,672)
  Class B                                          (555,395)     (550,073)      (184,423)     (311,078)    (1,188,685)     (328,803)
  Class C                                          (665,363)   (1,247,309)      (441,840)   (1,011,364)      (110,209)      (67,912)
                                                -----------   -----------    -----------   -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  SHARE TRANSACTIONS OF BENEFICIAL INTEREST      (6,837,362)   (6,671,245)    (3,390,849)   (7,785,364)    (1,432,050)    1,301,609
                                                -----------   -----------    -----------   -----------    -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             374,844       365,450     (6,182,926)   (3,364,092)     1,818,747     6,718,562
NET ASSETS:
  Beginning of year                              61,450,851    61,085,401     43,472,065    46,836,157     33,232,075    26,513,513
                                                -----------   -----------    -----------   -----------    -----------   -----------
  END OF YEAR                                   $61,825,695   $61,450,851    $37,289,139   $43,472,065    $35,050,822   $33,232,075
                                                ===========   ===========    ===========   ===========    ===========   ===========


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                      ------------   ---------------------------   ----------------------------
                                                         MID CAP        SMALL CAPITALIZATION          INTERNATIONAL EQUITY
                                                        PORTFOLIO             PORTFOLIO                     PORTFOLIO
                                                      ------------   ---------------------------   ----------------------------
                                                      PERIOD ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                        APRIL 30,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                         2003 (A)        2004           2003           2004           2003
                                                      ------------   ------------   ------------   ------------   -------------
OPERATIONS:
Net investment income (loss)                          $   (187,614)  $   (107,929)  $   (170,702)  $         --   $     (41,215)
Net realized gain (loss) on investments                 (2,152,262)     1,305,361       (584,435)     2,399,652      (5,829,269)
Net change in unrealized appreciation (depreciation)
  on investments                                          (355,295)     2,605,112      4,659,922        (16,451)      6,102,737
                                                      ------------   ------------   ------------   ----------     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                       (2,695,171)     3,802,544      3,904,785      2,383,201         232,253
                                                      ------------   ------------   ------------   ----------     -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net Realized Gains:
  Class I                                                       --       (406,430)    (2,092,327)            --              --
  Class A                                                       --             --             --             --              --
  Class B                                                       --         (5,043)       (27,925)            --              --
  Class C                                                       --        (19,354)       (89,748)            --              --
Net Investment Income:
  Class I                                                       --             --             --             --              --
  Class A                                                       --             --             --             --              --
  Class B                                                       --             --             --             --              --
  Class C                                                       --             --             --             --              --
                                                      ------------   ------------   ------------   ----------     -------------
TOTAL DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS               --       (430,827)    (2,210,000)            --              --
                                                      ------------   ------------   ------------   ----------     -------------
SHARE TRANSACTIONS OF BENEFICIAL INTEREST:
Net proceeds from shares sold
  Class I                                                  109,779      4,991,478     57,523,562     16,134,054     362,384,963
  Class A                                               20,296,155             --             --             --              --
  Class B                                                  246,293        276,966         41,558         94,020           5,327
  Class C                                                   86,329        123,526        285,111        484,311       2,696,265
Transfer of net assets
  Class I                                                       --             --             --             --              --
  Class A                                                5,145,698             --             --             --              --
  Class B                                                3,616,800             --             --             --              --
  Class C                                                  583,313             --             --             --              --
Reinvestment of dividends and distributions
  Class I                                                       --        401,365      2,075,605             --              --
  Class A                                                       --             --             --             --              --
  Class B                                                       --          5,045         27,922             --              --
  Class C                                                       --         19,372         91,563             --              --
Redemption fee proceeds
  Class I                                                       --          1,751             --          8,392              --
  Class A                                                       --             --             --             --              --
  Class B                                                       --             29             --             38              --
  Class C                                                       --             70             --            442              --
Cost of shares redeemed
  Class I                                                       --     (9,910,960)   (66,444,716)   (30,919,016)   (352,741,980)
  Class A                                                 (327,812)            --             --             --              --
  Class B                                                 (461,488)      (163,673)      (240,522)       (12,450)        (92,434)
  Class C                                                  (86,383)      (288,457)      (719,983)    (1,114,099)     (2,100,864)
                                                      ------------   ------------   ------------   ----------     -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
  TRANSACTIONS OF BENEFICIAL INTEREST                   29,208,684     (4,543,488)    (7,359,900)   (15,324,308)     10,151,277
                                                      ------------   ------------   ------------   ----------     -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 26,513,513     (1,171,771)    (5,665,115)   (12,941,107)     10,383,530
NET ASSETS:
  Beginning of year                                             --     24,994,683     30,659,798     24,516,335      14,132,805
                                                      ------------   ------------   ------------   ----------     -------------
  END OF YEAR                                         $ 26,513,513   $ 23,822,912   $ 24,994,683   $ 11,575,228   $  24,516,335
                                                      ============   ============   ============   ============   =============


(a) For the Mid Cap Portfolio, results shown are for the period from July 1, 2002 (Commencement of operations) through April 30, 2003.


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                             ------------------------------------------   -----------------------------------------
                                                      HEALTH & BIOTECHNOLOGY                    TECHNOLOGY & COMMUNICATIONS
                                                             PORTFOLIO                                    PORTFOLIO
                                             ------------------------------------------   -----------------------------------------
                                              YEAR ENDED   PERIOD ENDED     YEAR ENDED     YEAR ENDED   PERIOD ENDED    YEAR ENDED
                                              AUGUST 31,     AUGUST 31,      APRIL 30,     AUGUST 31,     AUGUST 31,     APRIL 30,
                                                 2004           2003           2003           2004           2003          2003
                                             ------------  ------------   -------------   ------------  ------------   ------------
OPERATIONS:
Net investment income (loss)                 $ (1,119,432)  $  (445,767)  $  (2,049,703)  $   (956,794)  $  (339,366)  $   (798,992)
Net realized gain (loss) on investments         1,667,127     1,331,711     (85,679,785)     2,621,941       285,027    (15,822,173)
Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency transactions                 6,035,904    (1,718,093)     53,914,063     (6,041,752)    7,667,545      3,792,059
                                             ------------   -----------   -------------   ------------   -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                     6,583,599      (832,149)    (33,815,425)    (4,376,605)    7,613,206    (12,829,106)
                                             ------------   -----------   -------------   ------------   -----------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net Realized Gains:
  Class I                                              --            --              --             --            --             --
  Class A                                              --            --              --             --            --             --
  Class B                                              --            --              --             --            --             --
  Class C                                              --            --              --             --            --             --
Net Investment Income:
  Class I                                              --            --              --             --            --             --
  Class A                                              --            --              --             --            --             --
  Class B                                              --            --              --             --            --             --
  Class C                                              --            --              --             --            --             --
                                             ------------   -----------   -------------   ------------   -----------   ------------
TOTAL DIVIDENDS AND
  DISTRIBUTIONS TO SHAREHOLDERS                        --            --              --             --            --             --
                                             ------------   -----------   -------------   ------------   -----------   ------------
SHARE TRANSACTIONS OF BENEFICIAL INTEREST:
Net proceeds from shares sold
  Class I                                         737,705       243,572         197,902      2,650,704     5,013,554      7,689,356
  Class A                                         497,304     1,910,403       6,008,562        172,301        76,776     62,318,732
  Class B                                         213,130       193,444       1,136,817        203,840        58,420        338,516
  Class C                                          81,123     2,049,871         394,794        288,324     1,991,101         69,484
Transfer of net assets
  Class I                                              --            --              --             --            --             --
  Class A                                              --            --       8,899,070             --            --      6,609,827
  Class B                                              --            --       3,327,524             --            --      1,767,376
  Class C                                              --            --          82,203             --            --         16,265
Reinvestment of dividends and distributions
  Class I                                              --            --              --             --            --             --
  Class A                                              --            --              --             --            --             --
  Class B                                              --            --              --             --            --             --
  Class C                                              --            --              --             --            --             --
Redemption fee proceeds
  Class I                                              --            --              --             --            --             --
  Class A                                              --            --              --             --            --             --
  Class B                                              --            --              --             --            --             --
  Class C                                              --            --              --             --            --             --
Cost of shares redeemed
  Class I                                         (64,660)       (8,494)       (177,336)    (2,038,898)   (4,917,533)    (7,712,705)
  Class A                                      (9,735,657)   (5,504,372)    (26,295,607)    (4,387,051)   (1,007,716)   (68,097,210)
  Class B                                     (11,650,235)   (3,472,032)    (18,480,466)    (3,885,004)     (924,198)    (4,857,653)
  Class C                                      (5,622,714)   (3,504,995)     (9,706,306)      (906,002)   (2,101,592)      (825,000)
                                             ------------   -----------   -------------   ------------   -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARE TRANSACTIONS OF BENEFICIAL
  INTEREST                                    (25,544,004)   (8,092,603)    (34,612,843)    (7,901,786)   (1,811,188)    (2,683,012)
                                             ------------   -----------   -------------   ------------   -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS       (18,960,405)   (8,924,752)    (68,428,268)   (12,278,391)    5,802,018    (15,512,118)
NET ASSETS:
  Beginning of year                            77,867,497    86,792,249     155,220,517     37,746,030    31,944,012     47,456,130
                                             ------------   -----------   -------------   ------------   -----------   ------------
  END OF YEAR                                $ 58,907,092   $77,867,497   $  86,792,249   $ 25,467,639   $37,746,030   $ 31,944,012
                                             ============   ===========   =============   ============   ===========   ============


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                             ----------------------------------------   ---------------------------------------
                                                     ENERGY & BASIC MATERIALS                      FINANCIAL SERVICES
                                                             PORTFOLIO                                  PORTFOLIO
                                             ----------------------------------------   ---------------------------------------
                                              YEAR ENDED   PERIOD ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED   YEAR ENDED
                                              AUGUST 31,     AUGUST 31,     APRIL 30,    AUGUST 31,     AUGUST 31,    APRIL 30,
                                                 2004           2003          2003          2004           2003         2003
                                             -----------   ------------  ------------   -----------   ------------  -----------
OPERATIONS:
Net investment income (loss)                 $   (86,362)  $   (10,869)  $   (106,458)  $   (68,178)  $   (22,324)  $   (51,607)
Net realized gain (loss) on investments          853,149        71,851     (1,262,023)      662,370       248,391      (472,226)
Net change in unrealized appreciation
  (depreciation) on investments                  480,973       548,999     (1,014,079)     (367,697)      189,460      (443,222)
                                             -----------   -----------   ------------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    1,247,760       609,981     (2,382,560)      226,495       415,527      (967,055)
                                             -----------   -----------   ------------   -----------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net Realized Gains:
  Class I                                             --            --             --            --            --            --
  Class A                                             --            --             --            --            --            --
  Class B                                             --            --             --            --            --            --
  Class C                                             --            --             --            --            --            --
Net Investment Income:
  Class I                                             --            --             --            --            --            --
  Class A                                             --            --             --            --            --            --
  Class B                                             --            --             --            --            --            --
  Class C                                             --            --             --            --            --            --
                                             -----------   -----------   ------------   -----------   -----------   -----------
TOTAL DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS                                          --            --             --            --            --            --
                                             -----------   -----------   ------------   -----------   -----------   -----------
SHARE TRANSACTIONS OF BENEFICIAL INTEREST:
Net proceeds from shares sold
  Class I                                      1,335,766       287,437          2,611       701,135       154,659            10
  Class A                                         58,929        58,605     13,173,349         6,818        27,879       251,646
  Class B                                        185,339           765        818,364       184,231         4,559       847,618
  Class C                                         37,140        19,154             13        21,430        16,643        74,793
Transfer of net assets
  Class I                                             --            --             --            --            --            --
  Class A                                             --            --             --            --            --            --
  Class B                                             --            --             --            --            --            --
  Class C                                             --            --             --            --            --            --
Reinvestment of dividends and distributions
  Class I                                             --            --             --            --            --            --
  Class A                                             --            --             --            --            --            --
  Class B                                             --            --             --            --            --            --
  Class C                                             --            --             --            --            --            --
Redemption fee proceeds
  Class I                                             --            --             --            --            --            --
  Class A                                             --            --             --            --            --            --
  Class B                                             --            --             --            --            --            --
  Class C                                             --            --             --            --            --            --
Cost of shares redeemed
  Class I                                        (97,274)       (6,072)            --       (93,617)       (3,028)           --
  Class A                                       (717,528)     (270,984)   (14,286,408)     (575,237)     (225,841)   (1,124,041)
  Class B                                       (852,378)     (286,488)    (1,700,346)     (712,717)     (120,356)   (1,130,770)
  Class C                                             --            --             --      (227,556)      (12,462)     (213,468)
                                             -----------   -----------   ------------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  SHARE TRANSACTIONS OF BENEFICIAL INTEREST      (50,006)     (197,583)    (1,992,417)     (695,513)     (157,947)   (1,294,212)
                                             -----------   -----------   ------------   -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS        1,197,754       412,398     (4,374,977)     (469,018)      257,580    (2,261,267)
NET ASSETS:
  Beginning of year                            5,504,411     5,092,013      9,466,990     4,334,053     4,076,473     6,337,740
                                             -----------   -----------   ------------   -----------   -----------   -----------
  END OF YEAR                                $ 6,702,165   $ 5,504,411   $  5,092,013   $ 3,865,035   $ 4,334,053   $ 4,076,473
                                             ===========   ===========   ============   ===========   ===========   ===========


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                            ----------------------------   -------------------------   ----------------------------
                                               INVESTMENT QUALITY BOND          MUNICIPAL BOND            U.S. GOVERNMENT MONEY
                                                     PORTFOLIO                     PORTFOLIO                 MARKET PORTFOLIO
                                            ----------------------------   -------------------------   ----------------------------
                                             YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED      YEAR ENDED
                                             AUGUST 31,      AUGUST 31,     AUGUST 31,    AUGUST 31,    AUGUST 31,      AUGUST 31,
                                                2004            2003          2004           2003          2004            2003
                                            ------------   -------------   -----------   -----------   ------------   -------------
OPERATIONS:
Net investment income (loss)                $    610,511   $     923,880   $   203,374   $   235,021   $       (549)  $      41,037
Net realized gain (loss) on investments          345,800       1,227,517        (1,396)      103,465           (750)          9,299
Net change in unrealized appreciation
  (depreciation) on investments                 (278,677)       (939,240)      217,216      (179,672)            --              --
                                            ------------   -------------   -----------   -----------   ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      677,634       1,212,157       419,194       158,814         (1,299)         50,336
                                            ------------   -------------   -----------   -----------   ------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net Realized Gains:
  Class I                                       (736,341)       (687,158)      (31,509)      (68,719)        (9,645)             --
  Class A                                             --              --            --            --             --              --
  Class B                                         (4,720)         (8,008)          (84)         (145)           (81)             --
  Class C                                        (65,439)        (39,834)       (1,907)       (5,134)          (325)             --
Net Investment Income:
  Class I                                       (577,169)       (886,119)     (197,586)     (221,781)            --         (40,356)
  Class A                                             --              --            --            --             --              --
  Class B                                         (2,496)         (6,370)         (661)       (1,790)            --             (49)
  Class C                                        (30,846)        (36,603)       (7,376)      (10,833)            --            (632)
                                            ------------   -------------   -----------   -----------   ------------   -------------
TOTAL DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS                                (1,417,011)     (1,664,092)     (239,123)     (308,402)       (10,051)        (41,037)
                                            ------------   -------------   -----------   -----------   ------------   -------------
SHARE TRANSACTIONS OF BENEFICIAL INTEREST:
Net proceeds from shares sold
  Class I                                     11,892,793     130,594,070     3,713,239     2,983,398     23,945,654     333,489,512
  Class A                                             --              --            --            --             --              --
  Class B                                         40,822         181,000        37,500       131,400        152,874         248,800
  Class C                                        522,317       3,547,127        36,337       349,970        893,632       7,512,302
Transfer of net assets
  Class I                                             --              --            --            --             --       5,278,640
  Class A                                             --              --            --            --             --              --
  Class B                                             --              --            --            --             --              --
  Class C                                             --              --            --            --             --              --
Reinvestment of dividends and distributions
  Class I                                      1,274,736       1,471,370       220,897       275,618          9,385          36,030
  Class A                                             --              --            --            --             --              --
  Class B                                          6,638          13,133           416         1,755             79              47
  Class C                                         95,394          74,776         9,277        15,312            312             583
Redemption fee proceeds
  Class I                                         10,937              --            --            --             --              --
  Class A                                             --              --            --            --             --              --
  Class B                                             74              --            --            --             --              --
  Class C                                            972              --            --            --             --              --
Cost of shares redeemed
  Class I                                    (18,116,524)   (139,446,787)   (1,984,237)   (7,042,663)   (30,696,134)   (347,315,087)
  Class A                                             --              --            --            --             --              --
  Class B                                       (211,902)       (378,216)           --      (142,986)      (137,466)       (150,580)
  Class C                                     (1,002,002)     (4,288,934)     (157,380)     (709,083)    (2,564,489)     (6,497,170)
                                            ------------   -------------   -----------   -----------   ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  SHARE TRANSACTIONS OF BENEFICIAL INTEREST   (5,485,745)     (8,232,461)    1,876,049    (4,137,279)    (8,396,153)     (7,396,923)
                                            ------------   -------------   -----------   -----------   ------------   -------------
CONTRIBUTIONS OF CAPITAL                              --              --            --            --         20,600              --
                                            ------------   -------------   -----------   -----------   ------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS       (6,225,122)     (8,684,396)    2,056,120    (4,286,867)    (8,386,903)     (7,387,624)
NET ASSETS:
  Beginning of year                           25,018,423      33,702,819     6,212,754    10,499,621     31,532,509      38,920,133
                                            ------------   -------------   -----------   -----------   ------------   -------------
  END OF YEAR*                              $ 18,793,301   $  25,018,423   $ 8,268,874   $ 6,212,754   $ 23,145,606   $  31,532,509
                                            ============   =============   ===========   ===========   ============   =============

* Includes undistributed net investment
  income (loss) at end of year              $         --   $          --   $        --   $       618   $         --   $          --
                                            ------------   -------------   -----------   -----------   ------------   -------------


See accompanying notes to financial statements.

YEAR ENDED AUGUST 31, 2004
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      The Saratoga Advantage Trust (the "Trust") was organized on April 8, 1994 as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust consists of twelve portfolios: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Mid Cap Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Health & Biotechnology Portfolio; the Technology & Communications Portfolio; the Energy & Basic Materials Portfolio; the Financial Services Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio and the U.S. Government Money Market Portfolio (collectively, the "Portfolios"). Saratoga Capital Management, LLC (the "Manager") serves as the Trust's Manager. Each of the Portfolios is provided with the discretionary advisory services of an investment adviser identified, retained, supervised and compensated by the Manager. The following serve as advisers (the "Advisers ") to their respective Portfolio(s): OpCap Advisors, LLC serves as Adviser to the Large Capitalization Value, Municipal Bond and International Equity (Pictet International Management Ltd. had served as the Adviser to International Equity through July 16, 2004); Harris, Bretall Sullivan & Smith, L.L.C. serves as Adviser to Large Capitalization Growth and Financial Services; Caterpillar Investment Management Ltd. serves as Adviser to Mid Cap and Energy & Basic Materials; Fox Asset Management, LLC serves as Adviser to Small Capitalization and Investment Quality Bond; UBS Global Asset Management serves as Adviser to Health & Biotechnology; Columbus Circle Investors serves as Adviser to Technology & Communications; and Reich & Tang Asset Management LLC serves as Adviser to U.S. Government Money Market. Gemini Fund Services, LLC (the "Administrator "), serves the Trust as administrator, transfer agent and fund accounting agent, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC. Effective March 1, 2004, Aquarius Fund Distributors, LLC (the "Distributor ") became the Trust's Distributor. Prior to March 1, 2004, Orbitex Funds Distributor, Inc. ( "OFD ") had served as Distributor and was an affiliate of the Manager.

      The Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Energy & Basic Materials Portfolio and the Financial Services Portfolio are non-diversified portfolios. The Large Capitalization Value Portfolio, the Large Capitalization Growth Portfolio, the Mid Cap Portfolio, the Small Capitalization Portfolio, the International Equity Portfolio, the Investment Quality Bond Portfolio, the Municipal Bond Portfolio and the U.S. Government Money Market Portfolio are diversified portfolios.

PORTFOLIO                      PRIMARY OBJECTIVE
---------                      -----------------
Large Capitalization Value     Total return consisting of capital appreciation
                               and dividend income
Large Capitalization Growth    Capital appreciation
Mid Cap                        Long-term capital appreciation
Small Capitalization           Maximum capital appreciation
International Equity           Long-term capital appreciation
Health & Biotechnology         Long-term capital growth
Technology & Communications    Long-term capital growth
Energy & Basic Materials       Long-term capital growth
Financial Services             Long-term capital growth
Investment Quality Bond        Current income and reasonable stability of
                               principal
Municipal Bond                 High level of interest income that is excluded
                               from federal income taxation to the extent
                               consistent with prudent investment management and
                               the preservation of capital
U.S. Government Money Market   Maximum current income to the extent consistent
                               with the maintenance of liquidity and the preservation of capital

      Currently, each Portfolio offers Class B, Class C and Class I shares. The Mid Cap, Health & Biotechnology, Technology & Communications, Energy & Basic Materials & Financial Services Portfolios also offer Class A shares. Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class I shares approximately eight years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

      To discourage short-term trading and offset brokerage commissions, market impact and other costs associated with such short-term trading, the Portfolios, excluding the U.S. Government Money Market Portfolio, charge a 2% fee on the value of shares that are redeemed within 90 days of purchase. Such fees are paid directly to the Portfolio from which the redemption is made. Please see the Trust's prospectus for additional details.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The following is a summary of significant accounting policies consistently followed by each Portfolio:

(A) VALUATION OF INVESTMENTS

      Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. NASDAQ traded securities are valued at the NASDAQ official closing price (NOCP). Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. U.S. Government Money Market values all of its securities on the basis of amortized cost, which approximates market value. Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Options not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices. Futures are valued based on their daily settlement value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. Investments in countries in which International Equity and Health & Biotechnology may invest may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

(B) FEDERAL INCOME TAX

      It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

      Capital loss carry forwards, as of each Portfolio's most recent tax year-end, available to offset future capital gains, if any, are as follows:

PORTFOLIO                          2008          2009           2010           2011           2012           TOTAL
---------                       ----------   ------------   ------------   ------------   ------------   ------------
Large Capitalization Value      $       --   $         --   $ 13,922,416   $         --   $         --   $ 13,922,416
Large Capitalization Growth             --      6,457,884             --     14,577,320             --     21,035,204
Mid Cap                                 --             --      2,607,480             --             --      2,607,480
Small Capitalization                    --             --             --             --             --             --
International Equity               420,331      1,875,007             --      2,217,243      3,623,130      8,135,711
Health & Biotechnology                  --     36,130,102     44,914,706     47,136,441             --    128,181,249
Technology & Communications             --    243,723,545     21,735,497      4,968,416             --    270,427,458
Energy & Basic Materials                --             --             --      1,245,873         30,311      1,276,184
Financial Services                      --             --             --             --             --             --
Investment Quality Bond                 --             --             --             --             --             --
Municipal Bond                          --             --             --             --             --             --
U.S. Government Money Market            --             --             --             --            750            750

(C) SECURITY TRANSACTIONS AND OTHER INCOME

      Security transactions are recorded on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

      As a result of capital loss carry forward limitations, net operating losses, unrealized appreciation (depreciation) from acquired funds and other reclassifications as of the Portfolios' most recent tax year-ends, paid in capital, undistributed net

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

investment income (loss) and accumulated net realized gain (loss) on investments and foreign currency transactions were adjusted as follows:

                                                                           INCREASE (DECREASE)   INCREASE (DECREASE)
                                                                             IN ACCUMULATED         IN UNREALIZED
                                                                              NET REALIZED          APPRECIATION
                                                     INCREASE (DECREASE)     GAIN (LOSS) ON      (DEPRECIATION) ON
                                                      IN UNDISTRIBUTED       INVESTMENTS AND       INVESTMENTS AND
                                INCREASE (DECREASE)    NET INVESTMENT       FOREIGN CURRENCY      FOREIGN CURRENCY
PORTFOLIO                       IN PAID IN CAPITAL      INCOME (LOSS)         TRANSACTIONS          TRANSACTIONS
---------                       ------------------   -------------------   -------------------   -------------------
Large Capitalization Value        $    (60,000)          $   60,000            $       --              $   --
Large Capitalization Growth           (416,195)             416,195                    --                  --
Mid Cap                               (446,363)             373,468                72,884                  11
Small Capitalization                    (9,647)             107,929               (98,282)                 --
International Equity                        --                   --                    --                  --
Health & Biotechnology              (1,228,896)           1,119,432               109,464                  --
Technology & Communications           (992,442)             956,794                35,320                 328
Energy & Basic Materials               (86,328)              86,362                    --                 (34)
Financial Services                     (68,178)              68,178                    --                  --
Investment Quality Bond                     --                   --                    --                  --
Municipal Bond                          (5,109)               1,631                 3,478                  --
U.S. Government Money Market            (1,250)                 549                   701                  --

      Net assets were unaffected by the above reclassifications.

(D) DIVIDENDS AND DISTRIBUTIONS

      The following table summarizes each Portfolio's dividend and capital gain declaration policy:

PORTFOLIO                            INCOME DIVIDENDS              CAPITAL GAINS
---------                            ----------------              -------------

Large Capitalization Value           Annually                      Annually
Large Capitalization Growth          Annually                      Annually
Mid Cap                              Annually                      Annually
Small Capitalization                 Annually                      Annually
International Equity                 Annually                      Annually
Health & Biotechnology               Annually                      Annually
Technology & Communications          Annually                      Annually
Energy & Basic Materials             Annually                      Annually
Financial Services                   Annually                      Annually
Investment Quality Bond              Daily -- paid monthly         Annually
Municipal Bond                       Daily -- paid monthly         Annually
U.S. Government Money Market         Daily -- paid monthly         Annually

      Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book-tax" differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.

(E) ALLOCATION OF EXPENSES

      Expenses specifically attributable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(F) REPURCHASE AGREEMENTS

      The Trust, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 101% of the resale price. The Manager is responsible for determining that the amount of these underlying securities is maintained at a level such that their market value is at all times equal to 101% of the resale price. In the event of default on the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds toward satisfaction of the obligation.

(G) OTHER

      The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      The accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. In addition, certain of the Portfolios may enter into forward foreign currency contracts. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

      (a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio's average daily net assets: 1.25% for Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 0.75% for Mid Cap and International Equity; 0.65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 0.55% for Investment Quality Bond and Municipal Bond; and 0.475% for U.S. Government Money Market.

      For the year ended August 31, 2004, the Manager waived $16,835 for International, $87,935 for Investment Quality Bond, $32,190 for Municipal Bond, $122,783 for U.S. Government Money Market, $50,460 for Health & Biotechnology, $8,410 for Technology & Communications, $37,673 for Energy & Basic Materials and $36,824 for Financial Services. For the year ended August 31, 2004, the Manager reimbursed $45,320 for U.S. Government Money Market.

      (b) For providing administration services to the Portfolios, the Administrator will receive from each Portfolio a monthly fee calculated at an annual rate of 0.10% of average daily net assets, subject to certain minimum requirements (exclusive of out-of-pocket administration fees).

      (c) The Portfolios have adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the distribution of Class A, B and C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Up to 0.25% of average daily net assets may be paid directly to the Manager for support services. A portion of the fee pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The aggregate of such service fee payments will not exceed 0.25% of average daily net assets. For the year ended August 31, 2004, the Distributor waived $11,039 in fees for the U.S. Government Money Market Portfolio.

      Class A shares are offered at net asset value plus a maximum sales load of 5.75%. Class B shares are offered subject to a maximum contingent deferred sales charge ("CDSC") of 5.00% and will automatically convert to Class I shares after eight years. Class C shares are offered subject to a CDSC of 1.00% and, prior to January 1, 2003, had been subject to a maximum sales load of 1.00%. Class I shares are offered at net asset value.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      For the year ended August 31, 2004, the Distributor received sales charges on sales of the Portfolios' Class A shares. In addition, CDSCs were paid to the Manager for Class C shares. The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

                                       OFD         DISTRIBUTOR
                                  SALES CHARGES   SALES CHARGES       CDSCS
PORTFOLIO                            CLASS A         CLASS A         CLASS C
---------                         -------------   -------------      -------

Large Capitalization Value                --              --        $    223
Large Capitalization Growth               --              --             151
Mid Cap                             $     38        $    127              10
Small Capitalization                      --              --              18
International Equity                      --              --           5,736
Health & Biotechnology                 1,193           2,364              91
Technology & Communications            1,209             431             102
Energy & Basic Materials                  60              25              --
Financial Services                        --              15              20
Investment Quality Bond                   --              --             354
Municipal Bond                            --              --              --
U.S. Government Money Market              --              --          13,088

      (d) The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement"). In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). The annual expense caps in effect at August 31, 2004 for each Portfolio were: 2.00%, 3.00% and 3.00% for Class I, B and C shares respectively, of Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 2.30%, 3.30% and 3.30% for Class I, B and C shares, respectively, of International Equity; 1.40%, 2.40% and 2.40% for Class I, B and C shares, respectively, of Investment Quality Bond and Municipal Bond; 1.25%, 2.25% and 2.25% for Class I, B and C shares, respectively, of U.S. Government Money Market; 2.70%, 3.30%, 3.30% and 2.30% for Class A, B, C and I shares, respectively, of Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; and 2.40%, 3.00%, 3.00% and 2.00% for Class A, B, C and I shares, respectively, of Mid Cap. Under the terms of the Expense Agreement, expenses borne by the Manager for the Large Capitalization Value, Large Capitalization Growth, Small Capitalization, International Equity, Investment Quality Bond, Municipal Bond and U.S. Government Money Market Portfolios are subject to reimbursement by the portfolios for up to five years from the date the fee or expense was incurred and expenses borne by the Manager for the Mid Cap, Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services Portfolios are subject to reimbursement by the Portfolios for up to three years from the date the fee or expense was incurred. Expenses borne by the Manager after December 31, 2002, for all of the Portfolios of the Trust, are subject to reimbursement for up to three years from the date the fee or expense was incurred. No reimbursement will be made if it would result in the Portfolio exceeding its Expense Cap. The Expense Agreement may be terminated by either party, without penalty, upon receipt of 60 days prior notice. For the year ended August 31, 2004, no reimbursement payments were made to the Manager under the terms of the Expense Agreement.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

      (a) For the year ended August 31, 2004, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios' were as follows:

PORTFOLIO                                          PURCHASES            SALES
---------                                         -----------        -----------
Large Capitalization Value                        $57,739,947        $65,715,243
Large Capitalization Growth                        53,022,373         56,771,250
Mid Cap                                            25,646,139         26,812,312
Small Capitalization                                2,612,557          6,979,290
International Equity                               22,651,352         35,681,866
Health & Biotechnology                             43,841,725         72,707,862
Technology & Communications                        17,765,338         27,731,738
Energy & Basic Materials                            5,111,128          5,467,664
Financial Services                                  8,398,062          9,196,986
Investment Quality Bond                             6,866,811         14,193,902
Municipal Bond                                      3,444,488          1,774,226

      (b) At August 31, 2004, the composition of unrealized appreciation (depreciation) of investment securities for the Portfolios' were as follows:

                                  FEDERAL
PORTFOLIO                         TAX COST     APPRECIATION    DEPRECIATION        NET
---------                       -----------    ------------    ------------    -----------
Large Capitalization Value      $57,339,732     $6,071,605     $(1,838,353)    $4,233,252
Large Capitalization Growth      37,954,179      2,707,831      (3,353,840)      (646,009)
Mid Cap                          32,793,064      4,344,313      (1,878,651)     2,465,662
Small Capitalization             17,891,246      6,931,981      (1,003,077)     5,928,904
International Equity             11,309,303        550,473        (274,237)       276,236
Health & Biotechnology           53,857,955      7,749,468      (3,784,036)     3,965,432
Technology & Communications      21,378,820      5,681,440      (1,537,646)     4,143,794
Energy & Basic Materials          5,444,985      1,041,325         (41,089)     1,000,236
Financial Services                3,812,307        166,355        (128,219)        38,136
Investment Quality Bond          18,222,478        385,147         (20,250)       364,897
Municipal Bond                    7,850,089        318,330          (5,539)       312,791

      (c) At August 31, 2004, the Health & Biotechnology Portfolio had open forward foreign currency contracts. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain
(loss) on the contracts reflected in the accompanying financial statements were as follows:

                                                                                                                      UNREALIZED
                                                                                                         SETTLEMENT      GAIN
FOREIGN CURRENCY                                                         LOCAL CURRENCY   MARKET VALUE      DATE        (LOSS)
----------------                                                         --------------   ------------   ----------   ----------
To Buy:
  British Pound                                                               980,000      $1,749,723      11/26/04    $(31,477)
  Danish Krone                                                              2,900,000         473,495      11/26/04       9,369
  Japanese Yen                                                            120,000,000       1,098,353      11/26/04       1,369
  Swiss Franc                                                               2,050,000       1,621,908      11/26/04     (25,131)
                                                                                                                       --------
                                                                                                                        (45,870)
                                                                                                                       --------
To Sell:
  Australian Dollar                                                           900,000         629,770      11/26/04     (18,418)
  British Pound                                                             1,150,000       2,053,246      11/26/04     (26,802)
  Japanese Yen                                                             80,000,000         732,235      11/26/04        (764)
  Swiss Franc                                                               3,968,973       3,140,151      11/26/04      38,757
                                                                                                                       --------
                                                                                                                         (7,227)
                                                                                                                       --------
Net Unrealized Gain (Loss) on Open Forward Foreign Currency Contracts                                                  $(53,097)
                                                                                                                       --------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      (d) Certain Portfolios may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised.

      Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchase option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security, which the Portfolio purchases upon exercise, will be increased by the premium originally paid.

      Certain Portfolios may write covered call options. This means that the Portfolio will own the security subject to the option or an option to purchase the same underlying security, having an exercise price equal to or less then the exercise price of the covered option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities on which the Portfolio holds a covered call position.

      When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received.

      The liability representing a Portfolio's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the last available bid price.

      The Portfolios may enter into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

      Transactions in options written for the Mid Cap Portfolio during the year ended August 31, 2004 were as follows:

                                                       NUMBER OF    PREMIUMS
                                                       CONTRACTS    RECEIVED
                                                       ---------    --------

Options outstanding at August 31, 2003                      --            --
Options written                                            900      $192,438
Options terminated in closing purchase transactions       (178)      (34,464)
Options expired                                           (425)      (76,556)
Options exercised                                         (297)      (81,418)
                                                         -----      --------
Options outstanding at August 31, 2004                      --            --
                                                         -----      --------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4. AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

      Each Portfolio has unlimited shares of beneficial interest authorized at $.01 par value per share. For the periods indicated, transactions were as follows:

                                                CLASS I SHARES                 CLASS B SHARES                 CLASS C SHARES
                                        ------------------------------    -----------------------      --------------------------
                                         YEAR ENDED       YEAR ENDED      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                                         AUGUST 31,       AUGUST 31,      AUGUST 31,    AUGUST 31,     AUGUST 31,      AUGUST 31,
                                            2004             2003            2004         2003            2004            2003
                                        ------------     -------------    ----------    ----------     -----------    -----------
Large Capitalization Value
  Issued                                    530,979         3,129,972        63,312        12,240          20,428          70,608
  Transferred (Note 6)                           --           413,117            --       141,857              --              --
  Redeemed                                 (957,872)       (4,131,517)      (36,499)      (44,868)        (42,772)       (103,210)
                                        -----------      ------------      --------      --------      ----------      ----------
  Net Increase (Decrease) in Shares        (426,893)         (588,428)       26,813       109,229         (22,344)        (32,602)
                                        -----------      ------------      --------      --------      ----------      ----------
Large Capitalization Growth
  Issued                                    575,668           884,578        21,567         4,575          18,950          68,016
  Redeemed                                 (831,430)       (1,538,566)      (15,440)      (29,987)        (36,283)        (96,033)
                                        -----------      ------------      --------      --------      ----------      ----------
  Net Increase (Decrease) in Shares        (255,762)         (653,988)        6,127       (25,412)        (17,333)        (28,017)
                                        -----------      ------------      --------      --------      ----------      ----------
Small Capitalization
  Issued                                    407,257         5,847,126        23,476         4,120          10,716          30,098
  Redeemed                                 (815,321)       (6,792,083)      (14,356)      (26,076)        (23,966)        (78,064)
  Reinvested from Dividends                  32,342           220,803           430         3,109           1,649          10,149
                                        -----------      ------------      --------      --------      ----------      ----------
  Net Increase (Decrease) in Shares        (375,722)         (724,154)        9,550       (18,847)        (11,601)        (37,817)
                                        -----------      ------------      --------      --------      ----------      ----------
International Equity
  Issued                                  2,118,046        53,829,493        11,326           837          67,264         395,632
  Redeemed                               (4,106,704)      (52,507,190)       (1,592)      (14,662)       (156,858)       (309,744)
                                        -----------      ------------      --------      --------      ----------      ----------
  Net Increase (Decrease) in Shares      (1,988,658)        1,322,303         9,734       (13,825)        (89,594)         85,888
                                        -----------      ------------      --------      --------      ----------      ----------
Investment Quality Bond
  Issued                                  1,133,681        12,278,875         3,989        17,030          50,018         334,161
  Redeemed                               (1,734,413)      (13,107,475)      (20,432)      (35,689)        (97,782)       (404,261)
  Reinvested from Dividends                 124,806           138,914           650         1,242           9,335           7,059
                                        -----------      ------------      --------      --------      ----------      ----------
  Net Increase (Decrease) in Shares        (475,926)         (689,686)      (15,793)      (17,417)        (38,429)        (63,041)
                                        -----------      ------------      --------      --------      ----------      ----------
Municipal Bond
  Issued                                    361,334           280,537         3,534        12,538           3,452          33,767
  Redeemed                                 (190,164)         (658,026)           --       (13,582)        (15,272)        (67,908)
  Reinvested from Dividends                  21,107            26,132            40           166             884           1,449
                                        -----------      ------------      --------      --------      ----------      ----------
  Net Increase (Decrease) in Shares         192,277          (351,357)        3,574          (878)        (10,936)        (32,692)
                                        -----------      ------------      --------      --------      ----------      ----------
U.S. Government Money Market
  Issued                                 23,945,654       333,489,512       152,873       248,800         893,632       7,512,294
  Transferred (Note 6)                           --         5,278,640            --            --              --              --
  Redeemed                              (30,696,133)     (347,311,183)     (137,466)     (150,580)     (2,564,489)     (6,497,173)
  Reinvested from Dividends                   9,385            36,030            79            47             312             583
                                        -----------      ------------      --------      --------      ----------      ----------
  Net Increase (Decrease) in Shares      (6,741,094)       (8,507,001)       15,486        98,267      (1,670,545)      1,015,704
                                        -----------      ------------      --------      --------      ----------      ----------

NOTES TO FINANCIAL STATEMENTS

                                                    CLASS I SHARES                              CLASS A SHARES
                                       ----------------------------------------    ----------------------------------------
                                        YEAR ENDED   PERIOD ENDED   YEAR ENDED     YEAR ENDED    PERIOD ENDED    YEAR ENDED
                                        AUGUST 31,    AUGUST 31,     APRIL 30,      AUGUST 31,    AUGUST 31,      APRIL 30,
                                           2004          2003          2003            2004          2003           2003
                                       -----------   ------------   -----------    -----------   ------------   -----------
Health & Biotechnology*
  Issued                                  59,781         20,770          18,252        40,458       158,259         495,552
  Transferred (Note 6)                        --             --              --            --            --         803,318
  Redeemed                                (5,168)          (710)        (16,651)     (790,508)     (462,048)     (2,213,578)
                                        --------       --------      ----------      --------      --------     -----------
  Net Increase (Decrease) in Shares       54,613         20,060           1,601      (750,050)     (303,789)       (914,708)
                                        --------       --------      ----------      --------      --------     -----------
Technology & Communications**
  Issued                                 392,985        837,083       1,528,797        25,213        12,598      10,960,029
  Transferred (Note 6)                        --             --              --            --            --       1,255,239
  Redeemed                              (301,063)      (810,604)     (1,526,847)     (642,879)     (167,336)    (11,947,777)
                                        --------       --------      ----------      --------      --------     -----------
  Net Increase (Decrease) in Shares       91,922         26,479           1,950      (617,666)     (154,738)        267,491
                                        --------       --------      ----------      --------      --------     -----------
Energy & Basic Materials**
  Issued                                  81,076         20,657             205         3,684         4,129         905,941
  Redeemed                                (5,756)          (429)             --       (44,901)      (19,484)       (997,799)
                                        --------       --------      ----------      --------      --------     -----------
  Net Increase (Decrease) in Shares       75,320         20,228             205       (41,217)      (15,355)        (91,858)
                                        --------       --------      ----------      --------      --------     -----------
Financial Services**
  Issued                                  59,595         14,654               1           571         2,580          25,272
  Redeemed                                (7,746)          (284)             --       (49,305)      (21,824)       (115,525)
                                        --------       --------      ----------      --------      --------     -----------
  Net Increase (Decrease) in Shares       51,849         14,370               1       (48,734)      (19,244)        (90,253)
                                        --------       --------      ----------      --------      --------     -----------
Mid Cap***
  Issued                                 434,281        206,128          13,287         9,071         5,165       2,032,863
  Transferred (Note 6)                        --             --              --            --            --         605,199
  Redeemed                               (44,999)        (4,566)             --      (469,274)      (54,371)        (40,452)
                                        --------       --------      ----------      --------      --------     -----------
  Net Increase (Decrease) in Shares      389,282        201,562          13,287      (460,203)      (49,206)      2,597,610
                                        --------       --------      ----------      --------      --------     -----------

                                                    CLASS B SHARES                              CLASS C SHARES
                                       ----------------------------------------    ----------------------------------------
                                        YEAR ENDED   PERIOD ENDED   YEAR ENDED     YEAR ENDED    PERIOD ENDED    YEAR ENDED
                                        AUGUST 31,    AUGUST 31,     APRIL 30,      AUGUST 31,    AUGUST 31,      APRIL 30,
                                           2004          2003          2003            2004          2003           2003
                                       -----------   ------------   -----------    -----------   ------------   -----------
Health & Biotechnology
  Issued                                  17,760        16,557          97,887         6,828       174,233          33,678
  Transferred (Note 6)                        --            --         307,240            --            --           7,585
  Redeemed                              (976,111)     (299,034)     (1,604,879)     (470,715)     (300,351)       (822,754)
                                        --------      --------      ----------      --------      --------        --------
  Net Increase (Decrease) in Shares     (958,351)     (282,477)     (1,199,752)     (463,887)     (126,118)       (781,491)
                                        --------      --------      ----------      --------      --------        --------
Technology & Communications
  Issued                                  31,144        10,115          62,707        43,421       335,013          12,870
  Transferred (Note 6)                        --            --         348,597            --            --           3,189
  Redeemed                              (601,406)     (159,239)       (902,047)     (137,747)     (353,100)       (146,756)
                                        --------      --------      ----------      --------      --------        --------
  Net Increase (Decrease) in Shares     (570,262)     (149,124)       (490,743)      (94,326)      (18,087)       (130,697)
                                        --------      --------      ----------      --------      --------        --------
Energy & Basic Materials****
  Issued                                  11,636            57          56,408         2,423         1,447               1
  Redeemed                               (54,483)      (20,833)       (126,881)           --            --              --
                                        --------      --------      ----------      --------      --------        --------
  Net Increase (Decrease) in Shares      (42,847)      (20,776)        (70,473)        2,423         1,447               1
                                        --------      --------      ----------      --------      --------        --------
Financial Services
  Issued                                  16,517           422          80,003         1,879         1,597           7,008
  Redeemed                               (62,580)      (11,463)       (119,359)      (20,130)       (1,174)        (23,375)
                                        --------      --------      ----------      --------      --------        --------
  Net Increase (Decrease) in Shares      (46,063)      (11,041)        (39,356)      (18,251)          423         (16,367)
                                        --------      --------      ----------      --------      --------        --------
Mid Cap***
  Issued                                  39,251         7,840          28,014        15,315         9,481           9,782
  Transferred (Note 6)                        --            --         426,919            --            --          68,910
  Redeemed                              (107,184)      (33,945)        (57,513)      (10,073)       (7,079)        (10,683)
                                        --------      --------      ----------      --------      --------        --------
  Net Increase (Decrease) in Shares      (67,933)      (26,105)        397,420         5,242         2,402          68,009
                                        --------      --------      ----------      --------      --------        --------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

----------
*     The inception date for Class I shares is January 27, 2003.
**    The inception date for Class I shares is January 6, 2003.
*** For the Mid Cap Portfolio, the inception date for Class A, B and C shares is July 1, 2002. Inception date for Class I shares is January 6, 2003.
****  The inception date for Class C shares is January 6, 2003.

5. RESTRICTED SECURITIES

      A restricted security is a security purchased through a private offering and cannot be resold to the public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and a prompt sale at an acceptable price may be difficult. The issuers of the securities will bear any costs involved in registration under the Securities Act of 1933 in connection with the disposition of such securities. The Portfolios do not have the right to demand that such securities be registered. Restricted securities are valued at the direction of a Portfolios' Board of Trustees; the securities are restricted as to resale and have been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information on the restricted security. The table below shows the securities held at August 31, 2004 that are being valued by the Portfolios' Board of Trustees:

                                                                        ACQUISITION                 VALUE      8/31/04     % OF NET
PORTFOLIO                                SECURITY              SHARES       DATE         COST      PER UNIT   FAIR VALUE    ASSETS
---------                                --------             -------   -----------   ----------   --------   ----------   -------
Health & Biotechnology        Aderis Pharmaceuticals, Inc.
                              Series D                        318,182      2/7/01     $3,500,002    $11.00    $3,500,002     5.94%

Health & Biotechnology        Mitokor Series F                401,335      8/22/00     3,010,012      0.21        83,879     0.14

Technology & Communications   U.S. Wireless Data, Inc.
                              Warrants                        125,000      4/10/00            --      0.00            --     0.00

      Because of the inherent uncertainty of valuation, these values may differ significantly from the values that would have been used had a ready market for these securities existed, and the differences could be material.

6. FUND ACQUISITIONS

      (a) As of the close of business on January 24, 2003, the U.S. Government Money Market Portfolio acquired all the net assets of the Orbitex Cash Reserves Fund pursuant to a plan of reorganization approved by the shareholders of the Orbitex Cash Reserves Fund on January 3, 2003. The details of which are shown below:

                      AT CLOSE OF BUSINESS JANUARY 24, 2003

                                                                           U.S. GOVERNMENT
                                                   U.S. GOVERNMENT           MONEY MARKET
                                                    MONEY MARKET        PORTFOLIO -- CLASS I
                            CASH RESERVES FUND   PORTFOLIO -- CLASS I       MERGED ASSETS
                            ------------------   --------------------       -------------
Net Assets                      $5,278,640           $29,432,845             $34,711,485
Shares Outstanding               5,278,640            29,523,240              34,801,880
Net Asset Value Per Share       $     1.00           $      1.00             $      1.00

      (b) As of the close of business on January 24, 2003, the Large Capitalization Value Portfolio acquired all of the net assets of the Orbitex Focus 30 Fund pursuant to a plan of reorganization approved by the shareholders of the Orbitex 30 Fund on January 3, 2003. The details of which are shown below:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      AT CLOSE OF BUSINESS JANUARY 24, 2003

                                                                                                LARGE
                                                                          LARGE             CAPITALIZATION
                                                                      CAPITALIZATION      VALUE PORTFOLIO --
                                        ORBITEX FOCUS 30 FUND --    VALUE PORTFOLIO --      CLASS I MERGED
                                                CLASS A                  CLASS I                ASSETS
                                        ------------------------    ------------------    ------------------
Net Assets                                     $ 294,433               $49,933,638            $50,228,071
Unrealized Appreciation (Depreciation)         $(399,722)              $(4,794,816)           $(5,194,538)
Shares Outstanding                                30,383                 4,021,739              4,045,453
Net Asset Value Per Share                      $    9.69               $     12.42            $     12.42

                                                                                                LARGE
                                                                          LARGE             CAPITALIZATION
                                                                      CAPITALIZATION      VALUE PORTFOLIO --
                                        ORBITEX FOCUS 30 FUND --    VALUE PORTFOLIO --      CLASS B MERGED
                                                CLASS B                  CLASS B                ASSETS
                                        ------------------------    ------------------    ------------------
Net Assets                                     $1,701,814              $   446,145            $2,147,959
Unrealized Appreciation (Depreciation)         $ (621,466)             $  (102,907)           $ (724,373)
Shares Outstanding                                179,161                   37,189               179,046
Net Asset Value Per Share                      $     9.50              $     12.00            $    12.00

                                                                                                LARGE
                                                                          LARGE             CAPITALIZATION
                                                                      CAPITALIZATION      VALUE PORTFOLIO --
                                        ORBITEX FOCUS 30 FUND --    VALUE PORTFOLIO --      CLASS I* MERGED
                                                CLASS D                  CLASS I*               ASSETS
                                        ------------------------    ------------------    ------------------
Net Assets                                     $4,834,800              $50,228,071            $55,062,871
Unrealized Appreciation (Depreciation)         $  237,657              $(5,194,538)           $(4,956,881)
Shares Outstanding                                494,082                4,045,453              4,434,866
Net Asset Value Per Share                      $     9.79              $     12.42            $     12.42

----------
* Amounts include Focus 30 Fund Class A assets merged into Large Capitalization Value Class I shares.

      (c) As of the close of business on January 24, 2003, the Health & Biotechnology Portfolio acquired all of the net assets of the Orbitex Health & Biotechnology Fund, Orbitex Medical Sciences Fund and the Orbitex Life Sciences and Biotechnology Fund, Inc. (collectively the "Orbitex Funds") pursuant to a plan of reorganization approved by the shareholders of the Orbitex Funds on January 17, 2003. The details of which are shown below:

                      AT CLOSE OF BUSINESS JANUARY 24, 2003

                                                                                ORBITEX LIFE         HEALTH &
                                          ORBITEX HEALTH &    ORBITEX MEDICAL    SCIENCES &        BIOTECHNOLOGY
                                         BIOTECHNOLOGY FUND    SCIENCES FUND    BIOTECHNOLOGY    PORTFOLIO CLASS A
                                              CLASS A             CLASS A         FUND, INC.       MERGED ASSETS
                                         ------------------   ---------------   -------------    -----------------
Net Assets                                  $25,176,785         $4,956,005       $ 3,943,065        $34,075,855
Unrealized Appreciation (Depreciation)      $(6,403,094)        $ (870,997)      $(1,767,314)       $(9,041,405)
Shares Outstanding                            2,272,706          1,180,943           376,673          3,076,024
Net Asset Value Per Share                   $     11.08         $     4.20       $     10.47        $     11.08

                                                                                     HEALTH &
                                          ORBITEX HEALTH &    ORBITEX MEDICAL     BIOTECHNOLOGY
                                         BIOTECHNOLOGY FUND    SCIENCES FUND    PORTFOLIO CLASS B
                                              CLASS B             CLASS B         MERGED ASSETS
                                         ------------------   ---------------   -----------------
Net Assets                                  $39,656,871         $ 3,327,524        $42,984,395
Unrealized Appreciation (Depreciation)      $(1,067,145)        $(1,165,254)       $(2,232,399)
Shares Outstanding                            3,661,643             810,636          3,968,883
Net Asset Value Per Share                   $     10.83         $      4.10        $     10.83

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                                            HEALTH &
                                            ORBITEX HEALTH &       ORBITEX MEDICAL        BIOTECHNOLOGY
                                           BIOTECHNOLOGY FUND       SCIENCES FUND       PORTFOLIO CLASS C
                                                 CLASS C               CLASS C            MERGED ASSETS
                                           ------------------       -------------       -----------------
Net Assets                                    $15,942,400             $ 82,203            $ 16,024,603
Unrealized Appreciation (Depreciation)        $(9,899,837)            $ (8,980)           $ (9,908,817)
Shares Outstanding                              1,471,161               19,858               1,478,746
Net Asset Value Per Share                     $     10.84             $   4.14            $      10.84

      (d) As of the close of business on January 3, 2003, the Technology and Communications Portfolio acquired all the net assets of the Orbitex Info-Tech & Communications Fund and the Orbitex Emerging Technology Fund pursuant to a plan of reorganization approved by the shareholders of the Orbitex Funds on January 3, 2003. The details of which are shown below:

                                                                                          TECHNOLOGY &
                                           ORBITEX INFO-TECH &    ORBITEX EMERGING       COMMUNICATIONS
                                             COMMUNICATIONS        TECHNOLOGY FUND      PORTFOLIO CLASS A
                                              FUND CLASS A             CLASS A            MERGED ASSETS
                                           -------------------    ----------------      -----------------
Net Assets                                    $10,048,936            $6,609,827            $16,658,763
Unrealized Appreciation (Depreciation)        $ 9,262,671            $7,663,662            $16,926,333
Shares Outstanding                              1,908,344             3,818,139             3,163,583
Net Asset Value Per Share                     $      5.27            $     1.73              $ 5.27

                                                                                          TECHNOLOGY &
                                           ORBITEX INFO-TECH &    ORBITEX EMERGING       COMMUNICATIONS
                                             COMMUNICATIONS        TECHNOLOGY FUND      PORTFOLIO CLASS B
                                              FUND CLASS B             CLASS B            MERGED ASSETS
                                           -------------------    ----------------      -----------------
Net Assets                                    $13,761,087           $ 1,767,376            $15,528,463
Unrealized Appreciation (Depreciation)        $  (780,479)          $(7,116,535)           $(7,897,014)
Shares Outstanding                              2,714,243             1,043,630              3,062,840
Net Asset Value Per Share                     $      5.07           $      1.69            $      5.07

                                                                                          TECHNOLOGY &
                                           ORBITEX INFO-TECH &    ORBITEX EMERGING       COMMUNICATIONS
                                             COMMUNICATIONS        TECHNOLOGY FUND      PORTFOLIO CLASS C
                                              FUND CLASS C             CLASS C            MERGED ASSETS
                                           -------------------    ----------------      -----------------
Net Assets                                    $ 1,670,600             $ 16,265             $ 1,686,865
Unrealized Appreciation (Depreciation)        $(7,469,577)            $(18,373)            $(7,487,950)
Shares Outstanding                                327,533                9,455                 330,722
Net Asset Value Per Share                     $      5.10             $   1.72             $      5.10

                      AT CLOSE OF BUSINESS JANUARY 3, 2003

      (e) As of the close of business on January 3, 2003, the Mid Capitalization Portfolio acquired all the net assets of the Orbitex Caterpillar Mid Cap Relative Value Fund and the Orbitex Growth Fund pursuant to a plan of reorganization approved by the shareholders of the Orbitex Funds on January 3, 2003. The details of which are shown below:

                      AT CLOSE OF BUSINESS JANUARY 3, 2003

                                           ORBITEX CATERPILLAR
                                            MID CAP RELATIVE           ORBITEX         MID CAPITALIZATION
                                               VALUE FUND            GROWTH FUND        PORTFOLIO CLASS A
                                                 CLASS A               CLASS A            MERGED ASSETS
                                           -------------------       -----------       ------------------
Net Assets                                    $17,248,160            $5,145,698            $22,393,858
Unrealized Appreciation (Depreciation)        $(2,806,003)           $1,426,310            $(1,379,693)
Shares Outstanding                              2,028,600               358,032              2,633,799
Net Asset Value Per Share                     $      8.50            $    14.37            $      8.50

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                          ORBITEX CATERPILLAR
                                           MID CAP RELATIVE          ORBITEX         MID CAPITALIZATION
                                              VALUE FUND           GROWTH FUND        PORTFOLIO CLASS B
                                                CLASS B              CLASS B            MERGED ASSETS
                                          -------------------      -----------       ------------------
Net Assets                                   $   190,701           $ 3,616,800          $ 3,807,501
Unrealized Appreciation (Depreciation)       $    (6,837)          $(2,096,464)         $(2,103,301)
Shares Outstanding                                22,510               256,292              449,429
Net Asset Value Per Share                    $      8.47           $     14.11          $      8.47

                                          ORBITEX CATERPILLAR
                                           MID CAP RELATIVE           ORBITEX        MID CAPITALIZATION
                                              VALUE FUND            GROWTH FUND       PORTFOLIO CLASS C
                                                CLASS C               CLASS C           MERGED ASSETS
                                          -------------------      -----------       ------------------
Net Assets                                   $    72,317           $   583,313          $   655,630
Unrealized Appreciation (Depreciation)       $    (3,174)          $   (49,493)         $   (52,667)
Shares Outstanding                                 8,543                41,234               77,453
Net Asset Value Per Share                    $      8.46           $     14.15          $      8.46

      (f) As of the close of business on January 3, 2003, the Energy & Basic Materials Portfolio acquired all the net assets of the Orbitex Energy & Basic Materials Fund pursuant to a plan of reorganization approved by the shareholders of the Orbitex Funds on January 3, 2003.

      (g) As of the close of business on January 3, 2003, the Financial Services Portfolio acquired all the net assets of the Orbitex Financial Services Fund pursuant to a plan of reorganization approved by the shareholders of the Orbitex Funds on January 3, 2003.

7. SECURITIES LENDING

      Under an agreement with the Bank of New York Co., Inc. ("BONY"), the Portfolios can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Portfolios' security lending procedures. A portion of the income generated by the investment in the collateral, net of any rebates paid by BONY to the borrowers, is remitted to BONY as lending agent, and the remainder is paid to the Portfolios. Generally, in the event of a counter-party default, each Portfolio has the right to use the collateral to offset the losses incurred. There would be a potential loss to a Portfolio in the event such Portfolio is delayed or prevented from exercising its right to dispose of the collateral.

      At August 31, 2004, the following portfolios had securities on loan:

                                                                  MARKET
                                          MARKET VALUE OF        VALUE OF
PORTFOLIO                                LOANED SECURITIES      COLLATERAL
---------                                -----------------      ----------
Large Capitalization Value                  $15,259,614        $15,896,223
Large Capitalization Growth                  10,116,299         10,453,219
Mid Cap                                       6,382,446          6,604,293
Small Capitalization                          5,837,346          5,975,042
Health & Biotechnology                        7,402,081          7,566,261
Technology & Communications                   4,682,602          4,882,412
Investment Quality Bond                       3,862,434          3,912,293

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At August 31, 2004, the percentage of total investment income derived from the investment of cash collateral retained by the lending agent, BONY, was as follows:

                                                             PERCENTAGE OF TOTAL
PORTFOLIO                                                     INVESTMENT INCOME
---------                                                     -----------------

Large Capitalization Value                                           0.38%
Large Capitalization Growth                                          0.49%
Mid Cap                                                              1.31%
Small Capitalization                                                 0.59%
Health & Biotechnology                                               0.63%
Technology & Communications                                          5.43%
Investment Quality Bond                                              0.50%

8. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

      The tax character of dividends paid during the period ended August 31, 2004 was as follows:

                                   ORDINARY      TAX EXEMPT     LONG TERM
PORTFOLIO                           INCOME         INCOME     CAPITAL GAINS      TOTAL
---------                         ---------      ----------   -------------   ----------
Large Capitalization Value        $      --       $     --     $       --     $       --
Large Capitalization Growth              --             --             --             --
Mid Cap                                  --             --             --             --
Small Capitalization                     --             --        430,826        430,826
International Equity                     --             --             --             --
Health & Biotechnology                   --             --             --             --
Technology & Communications              --             --             --             --
Energy & Basic Materials                 --             --             --             --
Financial Services                       --             --             --             --
Investment Quality Bond             597,785             --        806,500      1,404,285
Municipal Bond                      205,624             --         33,500        239,124
U.S. Government Money Market             --             --         10,050         10,050

      The tax character of dividends paid during the period ended August 31, 2003 was as follows:

                                   ORDINARY      TAX EXEMPT     LONG TERM
PORTFOLIO                           INCOME         INCOME     CAPITAL GAINS      TOTAL
---------                         ---------      ----------   -------------   ----------
Small Capitalization              $      --       $     --     $2,210,000     $2,210,000
Investment Quality Bond             929,092             --        735,000      1,664,092
Municipal Bond                        1,895        269,637         36,870        308,402
U.S. Government Money Market         41,037             --             --         41,037

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      As of each of the Portfolio's tax year-end, the components of distributable earnings on a tax basis were as follows:

                                        UNDISTRIBUTED                   UNDISTRIBUTED  UNDISTRIBUTED    UNREALIZED
                        CAPITAL LOSS      LONG TERM     POST OCTOBER       ORDINARY      TAX EXEMPT    APPRECIATION
PORTFOLIO              CARRY FORWARDS   CAPITAL GAINS  LOSS DEFERRALS       INCOME         INCOME     (DEPRECIATION)      TOTAL
---------              --------------   -------------  --------------   -------------  -------------  --------------  -------------
Large Capitalization
  Value                $ (13,922,416)   $          --   $          --      $     --       $     --    $   4,233,252   $  (9,689,164)
Large Capitalization
  Growth                 (21,035,204)              --              --            --             --         (646,009)    (21,681,213)
Mid Cap                   (2,607,480)         199,544              --            --             --        2,465,662          57,726
Small Capitalization              --           19,323              --            --             --        5,928,904       5,948,227
International Equity      (8,135,711)              --          (9,933)           --             --          276,236      (7,869,408)
Health &
  Biotechnology         (128,181,249)              --        (923,548)           --             --        3,965,432    (125,139,365)
Technology &
  Communications        (270,427,458)              --              --            --             --        4,143,794    (266,283,664)
Energy & Basic
  Materials               (1,276,182)              --              --            --             --        1,000,236        (275,946)
Financial Services                --          222,529              --            --             --           38,136         260,665
Investment Quality
  Bond                            --           19,373              --       272,359             --          364,897         656,629
Municipal Bond                    --               --          (2,362)           --             --          312,791         310,429
U.S. Government
  Money Market                  (750)              --              --            --             --               --            (750)

      The difference between book basis and tax basis distributable earnings, if any, is due primarily to different book and tax year-ends, the tax deferral of losses on wash sales and the tax deferral of losses incurred after October 31.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                       MID CAP PORTFOLIO -- CLASS A SHARES

                                                                                         JULY 1,
                                                     YEAR ENDED      PERIOD ENDED      2002(2) TO
                                                     AUGUST 31,       AUGUST 31,        APRIL 30,
                                                       2004(1)          2003(1)          2003(1)
                                                     ----------      ------------      ----------
NET ASSET VALUE, BEGINNING OF YEAR                   $    10.38       $     8.63       $    10.00
                                                     ----------       ----------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                            (0.12)           (0.03)           (0.07)
  Net realized and unrealized gain (loss)                  1.16             1.78            (1.30)
                                                     ----------       ----------       ----------
  Total from investment operations                         1.04             1.75            (1.37)
                                                     ----------       ----------       ----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                       --               --               --
  Distributions from realized gains                          --               --               --
                                                     ----------       ----------       ----------
  Total dividends and distributions                          --               --               --
                                                     ----------       ----------       ----------
NET ASSET VALUE, END OF YEAR                         $    11.42       $    10.38       $     8.63
                                                     ==========       ==========       ==========

TOTAL RETURN*                                             10.02%           20.28%          (13.70)%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year (000s)                     $   23,842       $   26,449       $   22,407
  Ratio of net operating expenses to average net
    assets(3)(4)                                           2.25%            2.29%            2.72%
  Ratio of net investment income to average net
    assets(3)(4)                                          (1.05)%          (1.03)%          (1.06)%
  Portfolio Turnover Rate                                    76%              19%              71%

----------
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)   Commencement of offering.

(3)   Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Mid Cap Portfolio:
      2.25% and (1.05)%, respectively, for the year ended August 31, 2004; 2.29% and (1.03)%, respectively, for the period ended August 31, 2003; and 2.78% and (1.14)%, respectively, for the period ended April 30, 2003.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                             HEALTH & BIOTECHNOLOGY PORTFOLIO -- CLASS A SHARES
                                            -------------------------------------------------------------------------------------
                                                                                                                         JULY 15,
                                            YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED     1999(2) TO
                                            AUGUST 31,     AUGUST 31,      APRIL 30,      APRIL 30,      APRIL 30,      APRIL 30,
                                              2004(1)        2003(1)        2003(1)        2002(1)         2001          2000(1)
                                            ----------    ------------    ----------     ----------     ----------    -----------
NET ASSET VALUE, BEGINNING OF YEAR          $    11.43     $    11.57     $    14.94     $    16.53     $    17.33    $     10.00
                                            ----------     ----------     ----------     ----------     ----------    -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   (0.15)         (0.05)         (0.19)         (0.26)         (0.32)         (0.21)
  Net realized and unrealized gain (loss)         1.22          (0.09)         (3.18)         (1.33)          0.03           7.54(3)
                                            ----------     ----------     ----------     ----------     ----------    -----------
  Total from investment operations                1.07          (0.14)         (3.37)         (1.59)         (0.29)          7.33
                                            ----------     ----------     ----------     ----------     ----------    -----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income              --             --             --             --             --             --
  Distributions from realized gains                 --             --             --             --          (0.51)            --
                                            ----------     ----------     ----------     ----------     ----------    -----------
  Total dividends and distributions                 --             --             --             --          (0.51)            --
                                            ----------     ----------     ----------     ----------     ----------    -----------
NET ASSET VALUE, END OF YEAR                $    12.50     $    11.43     $    11.57     $    14.94     $    16.53    $     17.33
                                            ==========     ==========     ==========     ==========     ==========    ===========
TOTAL RETURN*                                     9.36%         (1.21)%       (22.56)%        (9.62)%        (2.36)%        73.30%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year (000s)            $   19,718     $   26,606     $   30,435     $   52,964     $   77,112    $    66,418
  Ratio of net operating expenses to
    average net assets(4)(5)                      2.70%          2.70%          2.54%          2.20%          2.00%          2.00%
  Ratio of net investment income to
    average net assets(4)(5)                     (1.23)%        (1.15)%        (1.65)%        (1.48)%        (1.55)%        (1.33)%
  Portfolio Turnover Rate                           65%            10%           144%           172%           255%           144%

                                                          TECHNOLOGY & COMMUNICATIONS PORTFOLIO -- CLASS A SHARES
                                            -------------------------------------------------------------------------------------
                                            YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                            AUGUST 31,     AUGUST 31,      APRIL 30,      APRIL 30,      APRIL 30,      APRIL 30,
                                              2004(1)        2003(1)        2003(1)        2002(1)         2001          2000(1)
                                            ----------    ------------    ----------     ----------     ----------    -----------
NET ASSET VALUE, BEGINNING OF YEAR          $     6.69     $     5.38     $     7.54     $    16.21     $    58.99    $     30.62
                                            ----------     ----------     ----------     ----------     ----------    -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   (0.17)         (0.05)         (0.12)         (0.20)         (0.62)         (0.77)
  Net realized and unrealized gain (loss)        (0.82)          1.36          (2.04)         (8.47)        (26.25)         32.60
                                            ----------     ----------     ----------     ----------     ----------    -----------
  Total from investment operations               (0.99)          1.31          (2.16)         (8.67)        (26.87)         31.83
                                            ----------     ----------     ----------     ----------     ----------    -----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income              --             --             --             --             --             --
  Distributions from realized gains                 --             --             --             --         (15.91)         (3.46)
                                            ----------     ----------     ----------     ----------     ----------    -----------
  Total dividends and distributions                 --             --             --             --         (15.91)         (3.46)
                                            ----------     ----------     ----------     ----------     ----------    -----------
NET ASSET VALUE, END OF YEAR                $     5.70     $     6.69     $     5.38     $     7.54     $    16.21    $     58.99
                                            ==========     ==========     ==========     ==========     ==========    ===========
TOTAL RETURN*                                   (14.80)%        24.35%        (28.65)%       (53.49)%       (57.91)%       106.44%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year (000s)            $   12,034     $   18,249     $   15,510     $   19,736     $   51,444    $   182,182
  Ratio of net operating expenses to
    average net assets(4)(6)                      2.70%          2.70%          2.56%          2.28%          2.00%          2.00%
  Ratio of net investment income to
    average net assets(4)(6)                     (2.46)%        (2.57)%        (2.15)%        (1.93)%        (1.54)%        (1.55)%
  Portfolio Turnover Rate                           53%            21%           263%           671%          1045%           222%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)   Commencement of offering.

(3) Per share amounts are not in accord with the aggregate net loss on investments for the period due to the timing of sales and redemptions for Portfolio shares in relation to fluctuating market values of the Portfolio's investment.

(4)   Annualized for periods less than one year.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Health & Biotechnology
      Portfolio: 2.77% and (1.30)%, respectively, for the year ended August 31, 2004; 2.75% and (1.20)%, respectively, for the period ended August 31, 2003; and 2.65% and (1.76)%, respectively, for the year ended April 30, 2003; 2.31% and (1.59)%, respectively, for the year ended April 30, 2002; 2.22% and (1.77)%, respectively, for the year ended April 30, 2001; and 3.02% and (2.35)%, respectively, for the period ended April 30, 2000.

(6) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Technology & Communications Portfolio: 2.72% and (2.49)%, respectively, for the year ended August 31, 2004; 3.06% and (2.93)%, respectively, for the period ended August 31, 2003; and 3.59% and (3.18)%, respectively, for the year ended April 30, 2003; 2.80% and (2.45)%, respectively, for the year ended April 30, 2002; 2.14% and (1.68)%, respectively, for the year ended April 30, 2001; and 2.29% and (1.84)%, respectively, for the year ended April 30, 2000. * Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                           ENERGY & BASIC MATERIALS PORTFOLIO -- CLASS A SHARES
                                            -------------------------------------------------------------------------------------
                                            YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED
                                            AUGUST 31,     AUGUST 31,      APRIL 30,      APRIL 30,      APRIL 30,       APRIL 30,
                                              2004(1)        2003(1)        2003(1)        2002(1)         2001           2000(1)
                                            ----------    ------------    ----------     ----------     ----------     -----------

NET ASSET VALUE, BEGINNING OF YEAR          $    14.52     $    12.94     $    17.04     $    20.43     $    18.62     $    14.92
                                            ----------     ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   (0.19)         (0.01)         (0.17)         (0.22)         (0.12)         (0.07)
  Net realized and unrealized gain (loss)         3.62           1.59          (3.93)         (1.63)          3.18           3.77
                                            ----------     ----------     ----------     ----------     ----------     ----------
  Total from investment operations                3.43           1.58          (4.10)         (1.85)          3.06           3.70
                                            ----------     ----------     ----------     ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income              --             --             --             --             --             --
  Distributions from realized gains                 --             --             --          (1.54)         (1.25)            --
                                            ----------     ----------     ----------     ----------     ----------     ----------
  Total dividends and distributions                 --             --             --          (1.54)         (1.25)            --
                                            ----------     ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                $    17.95     $    14.52     $    12.94     $    17.04     $    20.43     $    18.62
                                            ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN*                                    23.62%         12.21%        (24.06)%        (7.14)%        18.83%         24.80%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year (000s)            $    2,066     $    2,269     $    2,221     $    4,490     $    8,163     $    3,658
  Ratio of net operating expenses to
    average net assets(2)(3)                      2.70%          2.70%          2.54%          2.29%          2.00%          2.00%
  Ratio of net investment income to
    average net assets(2)(3)                     (1.20)%        (0.28)%        (1.18)%        (1.39)%        (0.93)%        (0.48)%
  Portfolio Turnover Rate                           88%            22%           705%           835%           476%           735%

                                                        FINANCIAL SERVICES PORTFOLIO -- CLASS A SHARES
                                            ------------------------------------------------------------------------
                                                                                                         AUGUST 1,
                                            YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED     2000(5) TO
                                             AUGUST 31,     AUGUST 31,     APRIL 30,      APRIL 30,      APRIL 30,
                                              2004(1)        2003(1)        2003(1)        2002(1)        2001
                                            ----------    ------------    ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR          $    11.02     $     9.97     $    11.40     $    10.92     $    10.00
                                            ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   (0.15)         (0.04)         (0.07)         (0.08)         (0.01)
  Net realized and unrealized gain (loss)         0.76           1.09          (1.36)          0.56           0.98
                                            ----------     ----------     ----------     ----------     ----------
  Total from investment operations                0.61           1.05          (1.43)          0.48           0.97
                                            ----------     ----------     ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income              --             --             --             --             --
  Distributions from realized gains                 --             --             --             --          (0.05)
                                            ----------     ----------     ----------     ----------     ----------
  Total dividends and distributions                 --             --             --             --          (0.05)
                                            ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                $    11.63     $    11.02     $     9.97     $    11.40     $    10.92
                                            ==========     ==========     ==========     ==========     ==========
TOTAL RETURN*                                     5.54%         10.53%        (12.54)%         4.40%          9.71%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year (000s)            $    1,174     $    1,650     $    1,684     $    2,956     $    5,883
  Ratio of net operating expenses to
    average net assets(2)(4)                      2.70%          2.70%          2.55%          2.30%          2.00%
  Ratio of net investment income to
    average net assets(2)(4)                     (1.27)%        (1.22)%        (0.73)%        (0.74)%        (0.13)%
  Portfolio Turnover Rate                          199%            32%            67%            55%            21%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)   Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 3.33% and (1.83)%, respectively, for the year ended August 31, 2004; 4.37% and (1.95)%, respectively, for the period ended August 31, 2003; and 4.40% and (3.04)%, respectively, for the year ended April 30, 2003; 3.86% and (2.96)%, respectively, for the year ended April 30, 2002; 3.73% and (2.66)%, respectively, for the year ended April 30, 2001; and 4.80% and (3.28)%, respectively, for the year ended April 30, 2000.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Financial Services
      Portfolio: 3.53% and (2.09)%, respectively, for the year ended August 31, 2004; 2.70% and (1.22)%, respectively, for the period ended August 31, 2003; and 6.44% and (4.62)%, respectively, for the year ended April 30, 2003; 4.96% and (3.40)%, respectively, for the year ended April 30, 2002; 4.65% and (2.78)%, respectively, for the period ended April 30, 2001.

(5)   Commencement of offering.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                           LARGE CAP VALUE PORTFOLIO -- CLASS B SHARES
                                               ----------------------------------------------------------------------
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                               AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                 2004(1)        2003(1)         2002           2001           2000
                                               ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR             $    14.13     $    12.63     $    18.89     $    18.25     $    20.50
                                               ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                      (0.16)         (0.13)          0.04          (0.10)          0.13
  Net realized and unrealized gain (loss)            1.71           1.63          (4.69)          1.31          (0.41)
                                               ----------     ----------     ----------     ----------     ----------
  Total from investment operations                   1.55           1.50          (4.65)          1.21          (0.28)
                                               ----------     ----------     ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                 --             --             --          (0.11)         (0.17)
  Distributions from realized gains                    --             --          (1.61)         (0.46)         (1.80)
                                               ----------     ----------     ----------     ----------     ----------
  Total dividends and distributions                    --             --          (1.61)         (0.57)         (1.97)
                                               ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                   $    15.68     $    14.13     $    12.63     $    18.89     $    18.25
                                               ==========     ==========     ==========     ==========     ==========
TOTAL RETURN*                                       10.97%         11.88%        (26.71)%         6.63%         (1.33)%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year (000s)               $    2,942     $    2,273     $      652     $    1,186     $    1,280
  Ratio of net operating expenses to average
    net assets(2)(3)                                 2.73%          2.96%          2.40%          1.86%          1.78%
  Ratio of net investment income to average
    net assets(2)(3)                                (1.01)%        (1.05)%        (0.73)%        (0.30)%        (0.03)%
  Portfolio Turnover Rate                              92%            85%            84%            86%            90%

                                                           LARGE CAP GROWTH PORTFOLIO -- CLASS B SHARES
                                               ----------------------------------------------------------------------
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                               AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                 2004(1)        2003(1)         2002           2001           2000
                                               ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR             $    12.15     $    10.96     $    14.71     $    32.99     $    26.75
                                               ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                      (0.23)         (0.22)         (0.10)         (0.32)         (0.13)
  Net realized and unrealized gain (loss)           (0.72)          1.41          (3.61)        (14.78)          8.03
                                               ----------     ----------     ----------     ----------     ----------
  Total from investment operations                  (0.95)          1.19          (3.71)        (15.10)          7.90
                                               ----------     ----------     ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                 --             --             --             --             --
  Distributions from realized gains                    --             --          (0.04)         (3.18)         (1.66)
                                               ----------     ----------     ----------     ----------     ----------
  Total dividends and distributions                    --             --          (0.04)         (3.18)         (1.66)
                                               ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                   $    11.20     $    12.15     $    10.96     $    14.71     $    32.99
                                               ==========     ==========     ==========     ==========     ==========
TOTAL RETURN*                                       (7.82)%        10.86%        (25.29)%       (48.78)%        30.22%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year (000s)               $      344     $      298     $      547     $    1,140     $    2,801
  Ratio of net operating expenses to average
    net assets(2)(4)                                 2.66%          3.00%          2.40%          1.85%          1.67%
  Ratio of net investment income to average
    net assets(2)(4)                                (1.93)%        (2.07)%        (1.55)%        (1.17)%        (1.16)%
  Portfolio Turnover Rate                             129%            60%            32%            36%            33%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)   Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Large Cap Value
      Portfolio: 2.73% and (1.01)%, respectively, for the year ended August 31, 2004; 2.96% and (1.05)%, respectively, for the year ended August 31, 2003; 2.50% and (0.83)%, respectively, for the year ended August 31, 2002; 1.86% and (0.30)%, respectively, for the year ended August 31, 2001; and 1.78% and (0.03)%, respectively, for the year ended August 31, 2000.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Large Cap Growth
      Portfolio: 2.66% and (1.93)%, respectively, for the year ended August 31, 2004; 3.01% and (2.08)%, respectively, for the year ended August 31, 2003; 2.51% and (1.66)%, respectively, for the year ended August 31, 2002; 1.90% and (1.17)%, respectively, for the year ended August 31, 2001; and 1.72% and (1.11)%, respectively, for the year ended August 31, 2000.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                              MID CAP PORTFOLIO -- CLASS B SHARES
                                            ----------------------------------------
                                                             PERIOD         JULY 1,
                                            YEAR ENDED        ENDED       2002(2) TO
                                            AUGUST 31,     AUGUST 31,     APRIL 30,
                                              2004(1)        2003(1)        2003(1)
                                            ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR          $    10.30     $     8.58     $    10.00
                                            ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   (0.18)         (0.05)         (0.11)
  Net realized and unrealized gain (loss)         1.14           1.77          (1.31)
                                            ----------     ----------     ----------
  Total from investment operations                0.96           1.72          (1.42)
                                            ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income              --             --             --
  Distributions from realized gains                 --             --             --
                                            ----------     ----------     ----------
  Total dividends and distributions                 --             --             --
                                            ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                $    11.26     $    10.30     $     8.58
                                            ==========     ==========     ==========
TOTAL RETURN*                                     9.32%         20.05%        (14.20)%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year (000s)            $    3,417     $    3,824     $    3,409
  Ratio of net operating expenses to
    average net assets(3)(4)                      2.85%          2.89%          3.04%
  Ratio of net investment income to
    average net assets(3)(4)                     (1.65)%        (1.63)%        (1.57)%
  Portfolio Turnover Rate                           76%            19%            71%

                                                               SMALL CAP PORTFOLIO -- CLASS B SHARES
                                               ----------------------------------------------------------------------
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                               AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                 2004(1)        2003(1)         2002           2001           2000
                                               ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR             $    10.73     $     9.86     $    11.74     $    12.70     $    10.04
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                      (0.16)         (0.15)         (0.04)         (0.11)         (0.06)
  Net realized and unrealized gain (loss)            1.87           1.84          (0.66)          0.30           2.84
  Total from investment operations                   1.71           1.69          (0.70)          0.19           2.78
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                 --             --             --             --             --
  Distributions from realized gains                 (0.22)         (0.82)         (1.18)         (1.15)         (0.12)
  Total dividends and distributions                 (0.22)         (0.82)         (1.18)         (1.15)         (0.12)
NET ASSET VALUE, END OF YEAR                   $    12.22     $    10.73     $     9.86     $    11.74     $    12.70
TOTAL RETURN*                                       16.05%         18.80%         (6.42)%         2.62%         28.17%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year (000s)               $      393     $      242     $      409     $      422     $      436
  Ratio of net operating expenses to
    average net assets(3)(5)                         2.61%          2.96%          2.43%          2.08%          2.04%
  Ratio of net investment income to
    average net assets(3)(5)                        (1.40)%        (1.62)%        (1.26)%        (0.92)%        (1.11)%
  Portfolio Turnover Rate                              11%            20%            17%            96%            59%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)   Commencement of offering.

(3)   Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Mid Cap Portfolio:
      2.85% and (1.65)%, respectively, for the year ended August 31, 2004; 2.89% and (1.63)%, respectively, for the period ended August 31, 2003; and 3.06% and (1.59)%, respectively, for the period ended April 30, 2003.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Small Cap Portfolio:
      2.61% and (1.40)%, respectively, for the year ended August 31, 2004; 2.96% and (1.62)%, respectively, for the year ended August 31, 2003; 2.61% and (1.44)%, respectively, for the year ended August 31, 2002; 2.09% and (0.92)%, respectively, for the year ended August 31, 2001; and 2.07% and (1.08)%, respectively, for the year ended August 31, 2000.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                      INTERNATIONAL EQUITY PORTFOLIO -- CLASS B SHARES
                                            ----------------------------------------------------------------------
                                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                            AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                              2004(1)        2003(1)         2002           2001           2000
                                            ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR          $     6.94     $     6.86     $     8.87     $    15.41     $    13.09
                                            ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   (0.06)         (0.11)         (0.01)         (0.10)            --
  Net realized and unrealized gain (loss)         1.45           0.19          (2.00)         (5.19)          2.58
                                            ----------     ----------     ----------     ----------     ----------
  Total from investment operations                1.39           0.08          (2.01)         (5.29)          2.58
                                            ----------     ----------     ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income              --             --             --             --          (0.08)
  Distributions from realized gains                 --             --             --          (1.25)         (0.18)
                                            ----------     ----------     ----------     ----------     ----------
  Total dividends and distributions                 --             --             --          (1.25)         (0.26)
                                            ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                $     8.33     $     6.94     $     6.86     $     8.87     $    15.41
                                            ==========     ==========     ==========     ==========     ==========
TOTAL RETURN*                                    20.03%          1.17%        (22.66)%       (36.40)%        19.71%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year (000s)            $      126     $       38     $      132     $      285     $      420
  Ratio of net operating expenses to
    average net assets(2)(5)                      3.30%          3.30%          2.51%          1.99%          2.02%
  Ratio of net investment income to
    average net assets(2)(5)                     (0.94)%        (1.24)%        (1.03)%        (0.95)%        (0.67)%
  Portfolio Turnover Rate                          183%           385%            24%            45%            45%

                                                             HEALTH & BIOTECHNOLOGY PORTFOLIO -- CLASS B SHARES
                                            -------------------------------------------------------------------------------------
                                                                                                                         JULY 15,
                                            YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED     1999(3) TO
                                            AUGUST 31,     AUGUST 31,      APRIL 30,      APRIL 30,      APRIL 30,      APRIL 30,
                                              2004(1)        2003(1)        2003(1)        2002(1)         2001          2000(1)
                                            ----------     ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR          $    11.14     $    11.29     $    14.67     $    16.33     $    17.28     $    10.00
                                            ----------     ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   (0.22)         (0.07)         (0.26)         (0.36)         (0.42)         (0.31)
  Net realized and unrealized gain (loss)         1.19          (0.08)         (3.12)         (1.30)         (0.02)          7.59(4)
                                            ----------     ----------     ----------     ----------     ----------     ----------
  Total from investment operations                0.97          (0.15)         (3.38)         (1.66)         (0.44)          7.28
                                            ----------     ----------     ----------     ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income              --             --             --             --             --             --
  Distributions from realized gains                 --             --             --             --          (0.51)            --
                                            ----------     ----------     ----------     ----------     ----------     ----------
  Total dividends and distributions                 --             --             --             --          (0.51)            --
                                            ----------     ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                $    12.11     $    11.14     $    11.29     $    14.67     $    16.33     $    17.28
                                            ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN*                                     8.71%         (1.33)%       (23.04)%       (10.17)%        (3.24)%        72.80%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year (000s)            $   28,932     $   37,288     $   40,997     $   70,851     $   89,831     $   74,925
  Ratio of net operating expenses to
    average net assets(2)(6)                      3.30%          3.30%          3.14%          2.79%          2.60%          2.60%
  Ratio of net investment income to
    average net assets(2)(6)                     (1.83)%        (1.75)%        (2.25)%        (2.08)%        (2.14)%        (1.94)%
  Portfolio Turnover Rate                           65%            10%           144%           172%           255%           144%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)   Annualized for periods less than one year.

(3)   Commencement of offering.

(4) Per share amounts are not in accord with the aggregate net loss on investments for the period due to the timing of sales and redemptions for Portfolio shares in relation to fluctuating market values of the Portfolio's investment.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the International Equity
      Portfolio: 3.44% and (1.08)%, respectively, for the year ended August 31, 2004; 3.50% and (1.44)%, respectively, for the year ended August 31, 2003; 3.01% and (1.53)%, respectively, for the year ended August 31, 2002; 2.18% and (0.95)%, respectively, for the year ended August 31, 2001; and 2.18% and (0.51)%, respectively, for the year ended August 31, 2000.

(6) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Health & Biotechnology
      Portfolio: 3.37% and (1.90)%, respectively, for the year ended August 31, 2004; 3.35% and (1.80)%, respectively, for the period ended August 31, 2003; and 3.25% and (2.36)%, respectively, for the year ended April 30, 2003; 2.91% and (2.20)%, respectively, for the year ended April 30, 2002; 2.81% and (2.35)%, respectively, for the year ended April 30, 2001; and 3.37% and (2.71)%, respectively, for the period ended April 30, 2000.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                           TECHNOLOGY & COMMUNICATIONS PORTFOLIO -- CLASS B SHARES
                                            --------------------------------------------------------------------------------------
                                            YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED
                                            AUGUST 31,     AUGUST 31,      APRIL 30,      APRIL 30,      APRIL 30,       APRIL 30,
                                              2004(1)        2003(1)        2003(1)        2002(1)         2001           2000(1)
                                            ----------     ----------     ----------     ----------     ----------     -----------
NET ASSET VALUE, BEGINNING OF YEAR          $     6.41     $     5.17     $     7.29     $    15.81     $    58.35     $     30.48
                                            ----------     ----------     ----------     ----------     ----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   (0.20)         (0.06)         (0.15)         (0.26)         (0.63)          (1.10)
  Net realized and unrealized gain (loss)        (0.78)          1.30          (1.97)         (8.26)        (26.00)          32.43
                                            ----------     ----------     ----------     ----------     ----------     -----------
  Total from investment operations               (0.98)          1.24          (2.12)         (8.52)        (26.63)          31.33
                                            ----------     ----------     ----------     ----------     ----------     -----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income              --             --             --             --             --              --
  Distributions from realized gains                 --             --             --             --         (15.91)          (3.46)
                                            ----------     ----------     ----------     ----------     ----------     -----------
  Total dividends and distributions                 --             --             --             --         (15.91)          (3.46)
                                            ----------     ----------     ----------     ----------     ----------     -----------
NET ASSET VALUE, END OF YEAR                $     5.43     $     6.41     $     5.17     $     7.29     $    15.81     $     58.35
                                            ==========     ==========     ==========     ==========     ==========     ===========
TOTAL RETURN*                                   (15.29)%        23.98%        (29.08)%       (53.89)%       (58.17)%        105.25%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000s)              $   11,674     $   17,434     $   14,821     $   24,500     $   66,333     $   185,508
  Ratio of net operating expenses to
    average net assets(2)(3)                      3.30%          3.30%          3.16%          2.88%          2.60%           2.60%
  Ratio of net investment income to
    average net assets(2)(3)                     (3.06)%        (3.17)%        (2.75)%        (2.53)%        (2.13)%         (2.15)%
  Portfolio Turnover Rate                           53%            21%           263%           671%          1045%            222%

                                                            ENERGY & BASIC MATERIALS PORTFOLIO -- CLASS B SHARES
                                            --------------------------------------------------------------------------------------
                                            YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED
                                            AUGUST 31,     AUGUST 31,      APRIL 30,      APRIL 30,      APRIL 30,       APRIL 30,
                                              2004(1)        2003(1)        2003(1)        2002(1)         2001           2000(1)
                                            ----------     ----------     ----------     ----------     ----------     -----------
NET ASSET VALUE, BEGINNING OF YEAR          $    14.15     $    12.63     $    16.73     $    20.26     $    18.58     $     14.98
                                            ----------     ----------     ----------     ----------     ----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   (0.28)         (0.04)         (0.25)         (0.31)         (0.18)          (0.18)
  Net realized and unrealized gain (loss)         3.51           1.56          (3.85)         (1.68)          3.11            3.78
                                            ----------     ----------     ----------     ----------     ----------     -----------
  Total from investment operations                3.23           1.52          (4.10)         (1.99)          2.93            3.60
                                            ----------     ----------     ----------     ----------     ----------     -----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income              --             --             --             --             --              --
  Distributions from realized gains                 --             --             --          (1.54)         (1.25)             --
                                            ----------     ----------     ----------     ----------     ----------     -----------
  Total dividends and distributions                 --             --             --          (1.54)         (1.25)             --
                                            ----------     ----------     ----------     ----------     ----------     -----------
NET ASSET VALUE, END OF YEAR                $    17.38     $    14.15     $    12.63     $    16.73     $    20.26     $     18.58
                                            ==========     ==========     ==========     ==========     ==========     ===========
TOTAL RETURN*                                    22.83%         12.03%        (24.51)%        (7.91)%        18.15%          24.03%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year (000s)            $    2,840     $    2,918     $    2,868     $    4,977     $    6,317     $     2,377
  Ratio of net operating expenses to
    average net assets(2)(4)                      3.30%          3.30%          3.14%          2.90%          2.60%           2.60%
  Ratio of net investment income to
    average net assets(2)(4)                     (1.80)%        (0.88)%        (1.78)%        (2.01)%        (1.50)%         (1.12)%
  Portfolio Turnover Rate                           88%            22%           705%           835%           476%            735%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)   Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Technology & Communications Portfolio: 3.32% and (3.09)%, respectively, for the year ended August 31, 2004; 3.66% and (3.53)%, respectively, for the period ended August 31, 2003; 4.19% and (3.78)%, respectively, for the year ended April 30, 2003; 3.41% and (3.06)%, respectively, for the year ended April 30, 2002; 2.75% and (2.29)%, respectively, for the year ended April 30, 2001; and 2.80% and (2.35)%, respectively, for the year ended April 30, 2000.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 3.93% and (2.43)%, respectively, for the year ended August 31, 2004; 4.97% and (2.55)%, respectively, for the period ended August 31, 2003; 5.00% and (3.64)%, respectively, for the year ended April 30, 2003; 4.53% and (3.64)%, respectively, for the year ended April 30, 2002; 4.32% and (3.22)%, respectively, for the year ended April 30, 2001; and 4.67% and (3.19)%, respectively, for the year ended April 30, 2000.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                       FINANCIAL SERVICES PORTFOLIO -- CLASS B SHARES
                                            ----------------------------------------------------------------------
                                                                                                         AUGUST 1,
                                            YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED     2000(2) TO
                                            AUGUST 31,     AUGUST 31,      APRIL 30,      APRIL 30,      APRIL 30,
                                              2004(1)        2003(1)        2003(1)        2002(1)         2001
                                            ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR          $    10.83     $     9.82     $    11.30     $    10.88     $    10.00
                                            ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   (0.21)         (0.06)         (0.13)         (0.15)         (0.04)
  Net realized and unrealized gain (loss)         0.74           1.07          (1.35)          0.57           0.97
                                            ----------     ----------     ----------     ----------     ----------
  Total from investment operations                0.53           1.01          (1.48)          0.42           0.93
                                            ----------     ----------     ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income              --             --             --             --             --
  Distributions from realized gains                 --             --             --             --          (0.05)
                                            ----------     ----------     ----------     ----------     ----------
  Total dividends and distributions                 --             --             --             --          (0.05)
                                            ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                $    11.36     $    10.83     $     9.82     $    11.30     $    10.88
                                            ==========     ==========     ==========     ==========     ==========
TOTAL RETURN*                                     4.89%         10.29%        (13.10)%         3.86%          9.31%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year                   $    1,815     $    2,231     $    2,130     $    2,895     $    4,419
  Ratio of net operating expenses to
    average net assets(3)(4)                      3.30%          3.30%          3.15%          2.94%          2.60%
  Ratio of net investment income to
    average net assets(3)(4)                     (1.87)%        (1.82)%        (1.33)%        (1.39)%        (0.73)%
  Portfolio Turnover Rate                          199%            32%            67%            55%            21%

                                                    INVESTMENT QUALITY BOND PORTFOLIO -- CLASS B SHARES
                                            ----------------------------------------------------------------------
                                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                            AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                              2004(1)        2003(1)         2002           2001           2000
                                            ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR          $    10.52     $    10.70     $    10.42     $     9.89     $     9.88
                                            ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                    0.20           0.20           0.53           0.42           0.46
  Net realized and unrealized gain (loss)         0.03           0.06           0.18           0.53           0.01
                                            ----------     ----------     ----------     ----------     ----------
  Total from investment operations                0.23           0.26           0.71           0.95           0.47
                                            ----------     ----------     ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income           (0.20)         (0.20)         (0.41)         (0.42)         (0.46)
  Distributions from realized gains              (0.38)         (0.24)         (0.02)            --             --
                                            ----------     ----------     ----------     ----------     ----------
  Total dividends and distributions              (0.58)         (0.44)         (0.43)         (0.42)         (0.46)
                                            ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                $    10.17     $    10.52     $    10.70     $    10.42     $     9.89
                                            ==========     ==========     ==========     ==========     ==========
TOTAL RETURN*                                     2.34%          2.49%          7.04%          9.80%          4.88%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year (000s)            $       93     $      262     $      453     $      339     $      125
  Ratio of net operating expenses to
    average net assets(3)(5)                      2.40%          2.40%          2.23%          1.91%          1.92%
  Ratio of net investment income to
    average net assets(3)(5)                      1.97%          1.88%          3.87%          4.06%          4.68%
  Portfolio Turnover Rate                           33%            66%            46%            52%            52%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)   Commencement of offering.

(3)   Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Financial Services
      Portfolio: 4.13% and (2.69)%, respectively, for the year ended August 31, 2004; 3.30% and (1.82)%, respectively, for the period ended August 31, 2003; 7.04% and (5.22)%, respectively, for the year ended April 30, 2003; 5.60% and (4.05)%, respectively, for the year ended April 30, 2002; 5.32% and (3.45)%, respectively, for the period ended April 30, 2001.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 2.81% and 1.55%, respectively, for the year ended August 31, 2004; 2.70% and 1.58%, respectively, for the year ended August 31, 2003; 2.44% and 3.66%, respectively, for the year ended August 31, 2002; 2.06% and 4.06%, respectively, for the year ended August 31, 2001; and 1.96% and 4.72%, respectively, for the year ended August 31, 2000.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                           MUNICIPAL BOND PORTFOLIO -- CLASS B SHARES
                                            ------------------------------------------------------------------------
                                            YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                            AUGUST 31,      AUGUST 31,      AUGUST 31,     AUGUST 31,     AUGUST 31,
                                              2004(1)         2003(1)          2002           2001           2000
                                            ----------      ----------      ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR          $    10.34      $    10.63      $    10.66     $    10.10     $    10.00
                                            ----------      ----------      ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                    0.23            0.24            0.26           0.32           0.34
  Net realized and unrealized gain (loss)         0.26           (0.18)           0.04           0.56           0.16
                                            ----------      ----------      ----------     ----------     ----------
  Total from investment operations                0.49            0.06            0.30           0.88           0.50
                                            ----------      ----------      ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income           (0.24)          (0.24)          (0.31)         (0.32)         (0.34)
  Distributions from realized gains              (0.06)          (0.11)          (0.02)            --          (0.06)
                                            ----------      ----------      ----------     ----------     ----------
  Total dividends and distributions              (0.30)          (0.35)          (0.33)         (0.32)         (0.40)
                                            ----------      ----------      ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                $    10.53      $    10.34      $    10.63     $    10.66     $    10.10
                                            ==========      ==========      ==========     ==========     ==========
TOTAL RETURN*                                     4.80%           0.58%           2.89%          8.85%          5.14%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year (000s)            $       52      $       14      $       24     $       39     $       16
  Ratio of net operating expenses to
    average net assets(2)(3)                      2.40%           2.40%           2.27%          2.19%          2.19%
  Ratio of net investment income to
    average net assets(2)(3)                      2.24%           2.30%           2.97%          3.02%          3.38%
  Portfolio Turnover Rate                           29%             11%             48%            21%            12%

                                                   U.S. GOVERNMENT MONEY MARKET PORTFOLIO -- CLASS B SHARES
                                            ------------------------------------------------------------------------
                                            YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                            AUGUST 31,      AUGUST 31,      AUGUST 31,     AUGUST 31,     AUGUST 31,
                                              2004(1)         2003(1)          2002           2001           2000
                                            ----------      ----------      ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR          $     1.00      $     1.00      $     1.00     $     1.00     $     1.00
                                            ----------      ----------      ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                    0.00**          0.00**          0.01           0.04           0.04
  Net realized and unrealized gain (loss)           --              --              --             --             --
                                            ----------      ----------      ----------     ----------     ----------
  Total from investment operations                0.00**          0.00**          0.01           0.04           0.04
                                            ----------      ----------      ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income              --           (0.00)**        (0.01)         (0.04)         (0.04)
  Distributions from realized gains              (0.00)**           --              --             --             --
                                            ----------      ----------      ----------     ----------     ----------
  Total dividends and distributions              (0.00)**        (0.00)**        (0.01)         (0.04)         (0.04)
                                            ----------      ----------      ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                $     1.00      $     1.00      $     1.00     $     1.00     $     1.00
                                            ==========      ==========      ==========     ==========     ==========
TOTAL RETURN*                                     0.04%           0.04%           0.73%          3.67%          4.10%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year (000s)            $      211      $      195      $       97     $      109     $      115
  Ratio of net operating expenses to
    average net assets(2)(4)                      2.09%           1.27%           2.07%          1.89%          1.87%
  Ratio of net investment income to
    average net assets(2)(4)                      0.00%           0.08%           0.35%          3.56%          4.06%
  Portfolio Turnover Rate                          N/A             N/A             N/A            N/A            N/A

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)   Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Municipal Bond
      Portfolio: 2.90% and 1.73%, respectively, for the year ended August 31, 2004; 3.07% and 1.63%, respectively, for the year ended August 31, 2003; 3.38% and 1.86%, respectively, for the year ended August 31, 2002; 2.54% and 3.02%, respectively, for the year ended August 31, 2001; and 3.11% and 2.78%, respectively, for the year ended August 31, 2000.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 3.74% and (1.65)%, respectively, for the year ended August 31, 2004; 2.72% and (1.37)%, respectively, for the year ended August 31, 2003; 2.38% and 0.04%, respectively, for the year ended August 31, 2002; 1.89% and 3.56%, respectively, for the year ended August 31, 2001; and 1.87% and 4.06%, respectively, for the year ended August 31, 2000.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**    Per share amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                         LARGE CAP VALUE PORTFOLIO -- CLASS C SHARES
                                            ----------------------------------------------------------------------
                                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                            AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                              2004(1)        2003(1)         2002           2001           2000
                                            ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR          $    14.13     $    12.63     $    18.90     $    18.27     $    20.52
                                            ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   (0.16)         (0.13)          0.03          (0.08)          0.05
  Net realized and unrealized gain (loss)         1.70           1.63          (4.69)          1.28          (0.33)
                                            ----------     ----------     ----------     ----------     ----------
  Total from investment operations                1.54           1.50          (4.66)          1.20          (0.28)
                                            ----------     ----------     ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income              --             --             --          (0.11)         (0.17)
  Distributions from realized gains                 --             --          (1.61)         (0.46)         (1.80)
  Total dividends and distributions                 --             --          (1.61)         (0.57)         (1.97)
                                            ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                $    15.67     $    14.13     $    12.63     $    18.90     $    18.27
                                            ----------     ----------     ----------     ----------     ----------
TOTAL RETURN*                                    10.90%         11.88%        (26.75)%         6.62%         (1.39)%
                                            ==========     ==========     ==========     ==========     ==========
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year (000s)            $    2,539     $    2,605     $    2,740     $    3,532     $    3,509
  Ratio of net operating expenses to
    average net assets(2)(3)                      2.73%          2.96%          2.41%          1.86%          1.85%
  Ratio of net investment income to
    average net assets(2)(3)                     (1.01)%        (1.05)%        (0.72)%        (0.30)%        (0.13)%
  Portfolio Turnover Rate                           92%            85%            84%            86%            90%

                                                         LARGE CAP GROWTH PORTFOLIO -- CLASS C SHARES
                                            ----------------------------------------------------------------------
                                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                            AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                              2004(1)        2003(1)         2002           2001           2000
                                            ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR          $    12.19     $    10.98     $    14.74     $    33.05     $    26.78
                                            ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   (0.24)         (0.22)         (0.10)         (0.21)         (0.26)
  Net realized and unrealized gain (loss)        (0.72)          1.43          (3.62)        (14.92)          8.19
                                            ----------     ----------     ----------     ----------     ----------
  Total from investment operations               (0.96)          1.21          (3.72)        (15.13)          7.93
                                            ----------     ----------     ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income              --             --             --             --             --
  Distributions from realized gains                 --             --          (0.04)         (3.18)         (1.66)
                                            ----------     ----------     ----------     ----------     ----------
  Total dividends and distributions                 --             --          (0.04)         (3.18)         (1.66)
                                            ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                $    11.23     $    12.19     $    10.98     $    14.74     $    33.05
                                            ==========     ==========     ==========     ==========     ==========
TOTAL RETURN*                                    (7.88)%        11.02%        (25.30)%       (48.78)%        30.30%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year (000s)            $    1,588     $    1,934     $    2,051     $    3,506     $    7,017
  Ratio of net operating expenses to
    average net assets(2)(4)                      2.66%          3.00%          2.40%          1.85%          1.59%
  Ratio of net investment income to
    average net assets(2)(4)                     (1.93)%        (2.07)%        (1.56)%        (1.17)%        (1.06)%
  Portfolio Turnover Rate                          129%            60%            32%            36%            33%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)   Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Large Cap Value
      Portfolio: 2.73% and (1.01)%, respectively, for the year ended August 31, 2004; 2.96% and (1.05)%, respectively, for the year ended August 31, 2003; 2.52% and (0.83)%, respectively, for the year ended August 31, 2002; 1.86% and (0.30)%, respectively, for the year ended August 31, 2001; and 1.85% and (0.13)%, respectively, for the year ended August 31, 2000.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Large Cap Growth
      Portfolio: 2.66% and (1.93)%, respectively, for the year ended August 31, 2004; 3.01% and (2.08)%, respectively, for the year ended August 31, 2003; 2.52% and (1.68)%, respectively, for the year ended August 31, 2002; 1.90% and (1.17)%, respectively, for the year ended August 31, 2001; and 1.63% and (1.02)%, respectively, for the year ended August 31, 2000.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                              MID CAP PORTFOLIO -- CLASS C SHARES
                                            ----------------------------------------
                                                                            JULY 1,
                                            YEAR ENDED    PERIOD ENDED    2002(2) TO
                                            AUGUST 31,     AUGUST 31,      APRIL 30,
                                              2004(1)        2003(1)        2003(1)
                                            ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR          $    10.29     $     8.57     $    10.00
                                            ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   (0.19)         (0.05)         (0.11)
  Net realized and unrealized gain (loss)         1.15           1.77          (1.32)
                                            ----------     ----------     ----------
  Total from investment operations                0.96           1.72          (1.43)
                                            ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income              --             --             --
  Distributions from realized gains                 --             --             --
                                            ----------     ----------     ----------
  Total dividends and distributions                 --             --             --
                                            ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                $    11.25     $    10.29     $     8.57
                                            ==========     ==========     ==========
TOTAL RETURN*                                     9.33%         20.07%        (14.30)%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year (000s)            $      851     $      725     $      583
  Ratio of net operating expenses to
    average net assets(3)(4)                      2.85%          2.89%          3.08%
  Ratio of net investment income to
    average net assets(3)(4)                     (1.65)%        (1.63)%        (1.60)%
  Portfolio Turnover Rate                           76%            19%            71%

                                                            SMALL CAP PORTFOLIO -- CLASS C SHARES
                                            ----------------------------------------------------------------------
                                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                            AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                              2004(1)        2003(1)         2002           2001           2000
                                            ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR          $    10.76     $     9.89     $    11.77     $    12.73     $    10.06
                                            ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   (0.16)         (0.15)         (0.04)         (0.13)         (0.07)
  Net realized and unrealized gain (loss)         1.87           1.84          (0.66)          0.32           2.86
                                            ----------     ----------     ----------     ----------     ----------
  Total from investment operations                1.71           1.69          (0.70)          0.19           2.79
                                            ----------     ----------     ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income              --             --             --             --             --
  Distributions from realized gains              (0.22)         (0.82)         (1.18)         (1.15)         (0.12)
                                            ----------     ----------     ----------     ----------     ----------
  Total dividends and distributions              (0.22)         (0.82)         (1.18)         (1.15)         (0.12)
                                            ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                $    12.25     $    10.76     $     9.89     $    11.77     $    12.73
                                            ==========     ==========     ==========     ==========     ==========
TOTAL RETURN*                                    16.01%         18.74%         (6.40)%         2.61%         28.22%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year (000s)            $      898     $      914     $    1,214     $    1,312     $    1,693
  Ratio of net operating expenses to
    average net assets(3)(5)                      2.61%          2.96%          2.42%          2.08%          1.72%
  Ratio of net investment income to
    average net assets(3)(5)                     (1.40)%        (1.62)%        (1.25)%        (0.96)%        (0.79)%
  Portfolio Turnover Rate                           11%            20%            17%            96%            59%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)   Commencement of offering.

(3)   Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Mid Cap Portfolio:
      2.85% and (1.65)%, respectively, for the year ended August 31, 2004; 2.89% and (1.63)%, respectively, for the period ended August 31, 2003; and 3.10% and (1.61)%, respectively, for the period ended April 30, 2003.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Small Cap Portfolio:
      2.61% and (1.40)%, respectively, for the year ended August 31, 2004; 2.96% and (1.62)%, respectively, for the year ended August 31, 2003; 2.60% and (1.43)%, respectively, for the year ended August 31, 2002; 2.09% and (0.96)%, respectively, for the year ended August 31, 2001; and 1.74% and (0.76)%, respectively, for the year ended August 31, 2000.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                      INTERNATIONAL EQUITY PORTFOLIO -- CLASS C SHARES
                                            ----------------------------------------------------------------------
                                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                            AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                              2004(1)        2003(1)         2002           2001           2000
                                            ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR          $     6.93     $     6.85     $     8.86     $    15.40     $    13.10
                                            ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   (0.07)         (0.07)         (0.01)         (0.11)            --
  Net realized and unrealized gain (loss)         1.45           0.15          (2.00)         (5.18)          2.56
                                            ----------     ----------     ----------     ----------     ----------
  Total from investment operations                1.38           0.08          (2.01)         (5.29)          2.56
                                            ----------     ----------     ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income              --             --             --             --          (0.08)
  Distributions from realized gains                 --             --             --          (1.25)         (0.18)
                                            ----------     ----------     ----------     ----------     ----------
  Total dividends and distributions                 --             --             --          (1.25)         (0.26)
                                            ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                $     8.31     $     6.93     $     6.85     $     8.86     $    15.40
                                            ==========     ==========     ==========     ==========     ==========
TOTAL RETURN*                                    19.91%          1.17%        (22.69)%       (36.42)%        19.54%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year (000s)            $      595     $    1,117     $      516     $      905     $    1,534
  Ratio of net operating expenses to
    average net assets(2)(4)                      3.30%          3.30%          2.52%          1.99%          1.82%
  Ratio of net investment income to
    average net assets(2)(4)                     (0.94)%        (1.24)%        (1.01)%        (0.97)%        (0.45)%
  Portfolio Turnover Rate                          183%           385%            24%            45%            45%

                                                             HEALTH & BIOTECHNOLOGY PORTFOLIO -- CLASS C SHARES
                                            -------------------------------------------------------------------------------------
                                                                                                                       JANUARY 18,
                                            YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED     2000(3) TO
                                            AUGUST 31,     AUGUST 31,      APRIL 30,      APRIL 30,      APRIL 30,      APRIL 30,
                                              2004(1)        2003(1)        2003(1)        2002(1)         2001          2000(1)
                                            ----------     ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR          $    11.14     $    11.30     $    14.68     $    16.33     $    17.28     $    16.33
                                            ----------     ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   (0.22)         (0.07)         (0.26)         (0.36)         (0.44)         (0.12)
  Net realized and unrealized gain (loss)         1.19          (0.09)         (3.12)         (1.29)          0.00**         1.07(6)
                                            ----------     ----------     ----------     ----------     ----------     ----------
  Total from investment operations                0.97          (0.16)         (3.38)         (1.65)         (0.44)          0.95
                                            ----------     ----------     ----------     ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income              --             --             --             --             --             --
  Distributions from realized gains                 --             --             --             --          (0.51)            --
                                            ----------     ----------     ----------     ----------     ----------     ----------
  Total dividends and distributions                 --             --             --             --          (0.51)            --
                                            ----------     ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                $    12.11     $    11.14     $    11.30     $    14.68     $    16.33     $    17.28
                                            ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN*                                     8.71%         (1.42)%       (23.02)%       (10.10)%        (3.07)%         5.82%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year (000s)            $    9,302     $   13,727     $   15,342     $   31,406     $   44,999     $   38,393
  Ratio of net operating expenses to
    average net assets(2)(5)                      3.30%          3.30%          3.14%          2.80%          2.60%          2.60%
  Ratio of net investment income to
    average net assets(2)(5)                     (1.83)%        (1.75)%        (2.25)%        (2.08)%        (2.15)%        (1.94)%
  Portfolio Turnover Rate                           65%            10%           144%           172%           255%           144%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)   Annualized for periods less than one year.

(3)   Commencement of offering.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the International Equity
      Portfolio: 3.44% and (1.08)%, respectively, for the year ended August 31, 2004; 3.50% and (1.44)%, respectively, for the year ended August 31, 2003; 3.03% and (1.52)%, respectively, for the year ended August 31, 2002, 2.18% and (0.97)%, respectively, for the year ended August 31, 2001; and 1.98% and (0.29)%, respectively, for the year ended August 31, 2000.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Health & Biotechnology
      Portfolio: 3.37% and (1.90)%, respectively, for the year ended August 31, 2004; 3.35% and (1.80)%, respectively, for the period ended August 31, 2003; 3.25% and (2.36)%, respectively, for the year ended April 30, 2003; 2.91% and (2.19)%, respectively, for the year ended April 30, 2002; 2.80% and (2.35)%, respectively, for the year ended April 30, 2001; and 3.00% and (2.34)%, respectively, for the period ended April 30, 2000.

(6) Per share amounts are not in accord with the aggregate net loss on investments for the period due to the timing of sales and redemptions for Portfolio shares in relation to fluctuating market values of the Portfolio's investment.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**    Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                          TECHNOLOGY & COMMUNICATIONS PORTFOLIO -- CLASS C SHARES
                                            -------------------------------------------------------------------------------------
                                                                                                                       JANUARY 14,
                                            YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED     2000(3) TO
                                            AUGUST 31,     AUGUST 31,      APRIL 30,      APRIL 30,      APRIL 30,      APRIL 30,
                                              2004(1)        2003(1)        2003(1)        2002(1)         2001          2000(1)
                                            ----------     ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR          $     6.45     $     5.20     $     7.34     $    15.87     $    58.38     $    53.75
                                            ----------     ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   (0.20)         (0.06)         (0.15)         (0.26)         (0.94)         (0.42)
  Net realized and unrealized gain (loss)        (0.78)          1.31          (1.99)         (8.27)        (25.66)          5.05
                                            ----------     ----------     ----------     ----------     ----------     ----------
  Total from investment operations               (0.98)          1.25          (2.14)         (8.53)        (26.60)          4.63
                                            ----------     ----------     ----------     ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income              --             --             --             --             --             --
  Distributions from realized gains                 --             --             --             --         (15.91)            --
                                            ----------     ----------     ----------     ----------     ----------     ----------
  Total dividends and distributions                 --             --             --             --         (15.91)            --
                                            ----------     ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD              $     5.47     $     6.45     $     5.20     $     7.34     $    15.87     $    58.38
                                            ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN*                                   (15.19)%        24.04%        (29.16)%       (53.75)%       (58.09)%         8.61%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000s)          $    1,071     $    1,873     $    1,602     $    3,220     $   10,296     $   24,568
  Ratio of net operating expenses to
    average net assets(2)(4)                      3.30%          3.30%          3.16%          2.87%          2.60%          2.60%
  Ratio of net investment income to
    average net assets(2)(4)                     (3.06)%        (3.17)%        (2.75)%        (2.51)%        (2.13)%        (2.20)%
  Portfolio Turnover Rate                           53%            21%           263%           671%          1045%           222%

                                             ENERGY & BASIC MATERIALS PORTFOLIO --
                                                         CLASS C SHARES
                                            ----------------------------------------
                                                                          JANUARY 6,
                                            YEAR ENDED    PERIOD ENDED    2003(3) TO
                                            AUGUST 31,     AUGUST 31,      APRIL 30,
                                              2004(1)        2003(1)        2003(1)
                                            ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR          $    14.15     $    12.63     $    13.08
                                            ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   (0.30)         (0.04)            --
  Net realized and unrealized gain (loss)         3.55           1.56          (0.45)
                                            ----------     ----------     ----------
  Total from investment operations                3.25           1.52          (0.45)
                                            ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income              --             --             --
  Distributions from realized gains                 --             --             --
                                            ----------     ----------     ----------
  Total dividends and distributions                 --             --             --
                                            ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                $    17.40     $    14.15     $    12.63
                                            ==========     ==========     ==========
TOTAL RETURN*                                    22.97%         12.03%         (3.44)%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year (000s)            $       67     $       20     $       13(6)
  Ratio of net operating expenses to
    average net assets(2)(5)                      3.30%          3.30%          3.30%
  Ratio of net investment income to
    average net assets(2)(5)                     (1.80)%        (0.88)%        (1.46)%
  Portfolio Turnover Rate                           88%            22%           705%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)   Annualized for periods less than one year.

(3)   Commencement of offering.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Technology & Communications Portfolio: 3.32% and (3.09)%, respectively, for the year ended August 31, 2004; 3.66% and (3.53)%, respectively, for the period ended August 31, 2003; 4.19% and (3.78)%, respectively, for the year ended April 30, 2003; 3.40% and (3.04)%, respectively, for the year ended April 30, 2002; 2.76% and (2.29)%, respectively, for the year ended April 30, 2001; and 2.93% and (2.53)%, respectively, for the period ended April 30, 2000.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 3.93% and (2.43)%, respectively, for the year ended August 31, 2004; 4.97% and (2.55)%, respectively, for the period ended August 31, 2003; and 3.30% and (1.46)%, respectively, for the period ended April 30, 2003.

(6)   Actual value, not truncated by 000s.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                       FINANCIAL SERVICES PORTFOLIO -- CLASS C SHARES
                                            ----------------------------------------------------------------------
                                                                                                         AUGUST 1,
                                            YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED     2000(3) TO
                                            AUGUST 31,     AUGUST 31,      APRIL 30,      APRIL 30,      APRIL 30,
                                              2004(1)        2003(1)        2003(1)        2002(1)         2001
                                            ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR          $    10.83     $     9.82     $    11.29     $    10.89     $    10.00
                                            ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   (0.21)         (0.06)         (0.13)         (0.17)         (0.03)
  Net realized and unrealized gain (loss)         0.74           1.07          (1.34)          0.57           0.97
                                            ----------     ----------     ----------     ----------     ----------
  Total from investment operations                0.53           1.01          (1.47)          0.40           0.94
                                            ----------     ----------     ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income              --             --             --             --             --
  Distributions from realized gains                 --             --             --             --          (0.05)
                                            ----------     ----------     ----------     ----------     ----------
  Total dividends and distributions                 --             --             --             --          (0.05)
                                            ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                $    11.36     $    10.83     $     9.82     $    11.29     $    10.89
                                            ==========     ==========     ==========     ==========     ==========
TOTAL RETURN*                                     4.89%         10.29%        (13.02)%         3.67%          9.41%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year                   $      101     $      295     $      263     $      487     $      609
  Ratio of net operating expenses to
    average net assets(2)(4)                      3.30%          3.30%          3.15%          3.08%          2.60%
  Ratio of net investment income to
    average net assets(2)(4)                     (1.87)%        (1.82)%        (1.33)%        (1.54)%        (0.72)%
  Portfolio Turnover Rate                          199%            32%            67%            55%            21%

                                                     INVESTMENT QUALITY BOND PORTFOLIO -- CLASS C SHARES
                                            ----------------------------------------------------------------------
                                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                            AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                              2004(1)        2003(1)         2002           2001           2000
                                            ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR          $    10.53     $    10.71     $    10.44     $     9.90     $     9.89
                                            ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                    0.20           0.20           0.56           0.42           0.46
  Net realized and unrealized gain (loss)         0.03           0.06           0.14           0.54           0.01
                                            ----------     ----------     ----------     ----------     ----------
  Total from investment operations                0.23           0.26           0.70           0.96           0.47
                                            ----------     ----------     ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income           (0.20)         (0.20)         (0.41)         (0.42)         (0.46)
  Distributions from realized gains              (0.38)         (0.24)         (0.02)            --             --
                                            ----------     ----------     ----------     ----------     ----------
  Total dividends and distributions              (0.58)         (0.44)         (0.43)         (0.42)         (0.46)
                                            ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                $    10.18     $    10.53     $    10.71     $    10.44     $     9.90
                                            ==========     ==========     ==========     ==========     ==========
TOTAL RETURN*                                     2.34%          2.49%          6.93%          9.80%          4.88%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year (000s)            $    1,251     $    1,699     $    2,403     $    2,006     $    1,361
  Ratio of net operating expenses to
    average net assets(2)(5)                      2.40%          2.40%          2.23%          1.90%          1.92%
  Ratio of net investment income to
    average net assets(2)(5)                      1.97%          1.88%          3.84%          4.13%          4.69%
  Portfolio Turnover Rate                           33%            66%            46%            52%            52%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)   Annualized for periods less than one year.

(3)   Commencement of offering.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Financial Services
      Portfolio: 4.13% and (2.69)%, respectively, for the year ended August 31, 2004; 3.30% and (1.82)%, respectively, for the period ended August 31, 2003; 7.04% and (5.22)%, respectively, for the year ended April 30, 2003; 5.75% and (4.21)%, respectively, for the year ended April 30, 2002; 5.17% and (3.29)%, respectively, for the period ended April 30, 2001.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 2.81% and 1.55%, respectively, for the year ended August 31, 2004; 2.70% and 1.58%, respectively, for the year ended August 31, 2003; 2.43% and 3.64%, respectively, for the year ended August 31, 2002, 2.05% and 4.13%, respectively, for the year ended August 31, 2001; and 1.97% and 4.74%, respectively, for the year ended August 31, 2000.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                           MUNICIPAL BOND PORTFOLIO -- CLASS C SHARES
                                            ------------------------------------------------------------------------
                                            YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                            AUGUST 31,      AUGUST 31,      AUGUST 31,     AUGUST 31,     AUGUST 31,
                                              2004(1)         2003(1)          2002           2001           2000
                                            ----------      ----------      ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR          $    10.33      $    10.66      $    10.67     $    10.09     $    10.00
                                            ----------      ----------      ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                    0.24            0.24            0.47           0.30           0.35
  Net realized and unrealized gain (loss)         0.25           (0.22)          (0.16)          0.59           0.13
                                            ----------      ----------      ----------     ----------     ----------
  Total from investment operations                0.49            0.02            0.31           0.89           0.48
                                            ----------      ----------      ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income           (0.24)          (0.24)          (0.30)         (0.31)         (0.33)
  Distributions from realized gains              (0.06)          (0.11)          (0.02)            --          (0.06)
                                            ----------      ----------      ----------     ----------     ----------
  Total dividends and distributions              (0.30)          (0.35)          (0.32)         (0.31)         (0.39)
                                            ----------      ----------      ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                $    10.52      $    10.33      $    10.66     $    10.67     $    10.09
                                            ==========      ==========      ==========     ==========     ==========
TOTAL RETURN*                                     4.81%           0.21%           3.02%          8.97%          4.97%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year (000s)            $      325      $      432      $      794     $      605     $      114
  Ratio of net operating expenses to
    average net assets(2)(3)                      2.40%           2.40%           2.35%          2.20%          2.20%
  Ratio of net investment income to
    average net assets(2)(3)                      2.24%           2.30%           2.77%          2.90%          3.40%
  Portfolio Turnover Rate                           29%             11%             48%            21%            12%

                                                   U.S. GOVERNMENT MONEY MARKET PORTFOLIO -- CLASS C SHARES
                                            ------------------------------------------------------------------------
                                            YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                            AUGUST 31,      AUGUST 31,      AUGUST 31,     AUGUST 31,     AUGUST 31,
                                              2004(1)         2003(1)          2002           2001           2000
                                            ----------      ----------      ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR          $     1.00      $     1.00      $     1.00     $     1.00     $     1.00
                                            ----------      ----------      ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                    0.00**          0.00**          0.01           0.04           0.04
  Net realized and unrealized gain (loss)           --              --              --             --             --
                                            ----------      ----------      ----------     ----------     ----------
  Total from investment operations                0.00**          0.00**          0.01           0.04           0.04
                                            ----------      ----------      ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income              --           (0.00)**        (0.01)         (0.04)         (0.04)
  Distributions from realized gains              (0.00)**           --              --             --             --
                                            ----------      ----------      ----------     ----------     ----------
  Total dividends and distributions              (0.00)**        (0.00)**        (0.01)         (0.04)         (0.04)
                                            ----------      ----------      ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                $     1.00      $     1.00      $     1.00     $     1.00     $     1.00
                                            ==========      ==========      ==========     ==========     ==========
TOTAL RETURN*                                     0.04%           0.03%           0.72%          3.68%          4.10%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of year (000s)            $      688      $    2,358      $    1,342     $    4,165     $      805
  Ratio of net operating expenses to
    average net assets(2)(4)                      2.09%           1.28%           2.01%          1.89%          1.87%
  Ratio of net investment income to
    average net assets(2)(4)                      0.00%           0.07%           0.73%          3.42%          4.11%
  Portfolio Turnover Rate                          N/A             N/A             N/A            N/A            N/A

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)   Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Municipal Bond
      Portfolio: 2.90% and 1.73%, respectively, for the year ended August 31, 2004; 3.07% and 1.63%, respectively, for the year ended August 31, 2003; 3.31% and 1.81%, respectively, for the year ended August 31, 2002; 2.52% and 2.90%, respectively, for the year ended August 31, 2001; and 2.84% and 2.76%, respectively, for the year ended August 31, 2000.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 3.74% and (1.65)%, respectively, for the year ended August 31, 2004; 2.72% and (1.37)%, respectively, for the year ended August 31, 2003; 2.26% and 0.48%, respectively, for the year ended August 31, 2002; 1.90% and 3.42%, respectively, for the year ended August 31, 2001; and 1.87% and 4.11%, respectively, for the year ended August 31, 2000.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**    Per share amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
REPORT OF REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees
The Saratoga Advantage Trust

      We have audited the accompanying statement of assets and liabilities of Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid Cap Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Energy & Basic Materials Portfolio, Financial Services Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio and U.S. Government Money Market Portfolio (each a series of The Saratoga Advantage Trust), including the schedules of investments, as of August 31, 2004, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended, the period or year ended August 31, 2003 and the period or year ended April 30, 2003. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years or periods in the periods ended August 31, 2002 and April 30, 2002 have been audited by other auditors, whose reports dated October 9, 2002 and June 26, 2002 expressed an unqualified opinion on such financial highlights.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board of the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the twelve portfolios of The Saratoga Advantage Trust as of August 31, 2004, the results of their operations, the changes in their net assets and their financial highlights for the year or periods indicated above, in conformity with accounting principles generally accepted in the United States of America.


                                                       TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
October 12, 2004

--------------------------------------------------------------------------------
SUPPLEMENTAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

      This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from March 1, 2004 through August 31, 2004.

      ACTUAL EXPENSES: The first table provides information about actual account values and actual expenses. The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period. Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid" to estimate the expenses paid on the account during the period.

                                               BEGINNING             ENDING          EXPENSE PAID
                                            ACCOUNT VALUE --     ACCOUNT VALUE --      3/1/2004-         EXPENSE RATIO
ACTUAL EXPENSES -- TABLE 1:                    3/1/2004             8/31/2004          8/31/2004*         [ANNUALIZED]
---------------------------                 ----------------     ----------------    ------------        -------------
Large Capitalization Value -- Class I         $ 1,000.00            $  968.90            $  8.56              1.73%
Large Capitalization Value -- Class B           1,000.00               963.70              13.48              2.73
Large Capitalization Value -- Class C           1,000.00               963.70              13.48              2.73
Large Capitalization Growth -- Class I          1,000.00               893.80               7.90              1.66
Large Capitalization Growth -- Class B          1,000.00               888.90              12.63              2.66
Large Capitalization Growth -- Class C          1,000.00               889.20              12.63              2.66
Mid Capitalization -- Class I                   1,000.00               959.90               9.11              1.85
Mid Capitalization -- Class A                   1,000.00               958.10              11.07              2.25
Mid Capitalization -- Class B                   1,000.00               955.10              14.01              2.85
Mid Capitalization -- Class C                   1,000.00               955.00              14.01              2.85
Small Capitalization -- Class I                 1,000.00             1,025.20               8.20              1.61
Small Capitalization -- Class B                 1,000.00             1,020.90              13.26              2.61
Small Capitalization -- Class C                 1,000.00             1,020.80              13.26              2.61
International Equity -- Class I                 1,000.00               950.10              11.27              2.30
International Equity -- Class B                 1,000.00               946.60              16.15              3.30
International Equity -- Class C                 1,000.00               946.50              16.15              3.30
Health & Biotechnology -- Class I               1,000.00               978.10              11.44              2.30
Health & Biotechnology -- Class A               1,000.00               975.80              13.41              2.70
Health & Biotechnology -- Class B               1,000.00               973.50              16.37              3.30
Health & Biotechnology -- Class C               1,000.00               972.70              16.36              3.30
Technology & Communications -- Class I          1,000.00               794.70              10.38              2.30
Technology & Communications -- Class A          1,000.00               793.90              12.17              2.70
Technology & Communications -- Class B          1,000.00               790.40              14.85              3.30
Technology & Communications -- Class C          1,000.00               791.60              14.86              3.30
Energy & Basic Materials -- Class I             1,000.00             1,050.00              11.85              2.30
Energy & Basic Materials -- Class A             1,000.00             1,047.90              13.90              2.70
Energy & Basic Materials -- Class B             1,000.00             1,044.50              16.96              3.30
Energy & Basic Materials -- Class C             1,000.00             1,045.70              16.97              3.30
Financial Services -- Class I                   1,000.00               928.50              11.15              2.30
Financial Services -- Class A                   1,000.00               926.70              13.08              2.70
Financial Services -- Class B                   1,000.00               924.30              15.96              3.30
Financial Services -- Class C                   1,000.00               924.30              15.96              3.30
Investment Quality Bond -- Class I              1,000.00             1,007.60               7.06              1.40
Investment Quality Bond -- Class B              1,000.00             1,001.60              12.08              2.40
Investment Quality Bond -- Class C              1,000.00             1,002.60              12.08              2.40
Municipal Bond -- Class I                       1,000.00               999.70               7.04              1.40
Municipal Bond -- Class B                       1,000.00               994.80              12.03              2.40
Municipal Bond -- Class C                       1,000.00               994.70              12.03              2.40
U.S. Government Money Market -- Class I         1,000.00             1,000.30               5.48              1.09
U.S. Government Money Market -- Class B         1,000.00             1,000.30              10.51              2.09
U.S. Government Money Market -- Class C         1,000.00             1,000.20              10.51              2.09

--------------------------------------------------------------------------------
SUPPLEMENTAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

      HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES: The second table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. This information may be used to compare the ongoing costs of investing in the fund and other mutual funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

                                               BEGINNING             ENDING          EXPENSE PAID
HYPOTHETICAL                                ACCOUNT VALUE --     ACCOUNT VALUE --      3/1/2004-         EXPENSE RATIO
[5% RETURN BEFORE EXPENSES] -- TABLE 2:        3/1/2004             8/31/2004          8/31/2004*         [ANNUALIZED]
---------------------------------------     ----------------     ----------------    ------------        -------------
Large Capitalization Value -- Class I          $1,000.00            $1,016.44           $  8.77               1.73%
Large Capitalization Value -- Class B           1,000.00             1,011.41             13.80               2.73
Large Capitalization Value -- Class C           1,000.00             1,011.41             13.80               2.73
Large Capitalization Growth -- Class I          1,000.00             1,016.79              8.42               1.66
Large Capitalization Growth -- Class B          1,000.00             1,011.76             13.45               2.66
Large Capitalization Growth -- Class C          1,000.00             1,011.76             13.45               2.66
Mid Capitalization -- Class I                   1,000.00             1,015.84              9.37               1.85
Mid Capitalization -- Class A                   1,000.00             1,013.83             11.39               2.25
Mid Capitalization -- Class B                   1,000.00             1,010.81             14.41               2.85
Mid Capitalization -- Class C                   1,000.00             1,010.81             14.41               2.85
Small Capitalization -- Class I                 1,000.00             1,017.04              8.16               1.61
Small Capitalization -- Class B                 1,000.00             1,012.02             13.20               2.61
Small Capitalization -- Class C                 1,000.00             1,012.02             13.20               2.61
International Equity -- Class I                 1,000.00             1,013.57             11.64               2.30
International Equity -- Class B                 1,000.00             1,008.55             16.66               3.30
International Equity -- Class C                 1,000.00             1,008.55             16.66               3.30
Health & Biotechnology -- Class I               1,000.00             1,013.57             11.64               2.30
Health & Biotechnology -- Class A               1,000.00             1,011.56             13.65               2.70
Health & Biotechnology -- Class B               1,000.00             1,008.55             16.66               3.30
Health & Biotechnology -- Class C               1,000.00             1,008.55             16.66               3.30
Technology & Communications -- Class I          1,000.00             1,013.57             11.64               2.30
Technology & Communications -- Class A          1,000.00             1,011.56             13.65               2.70
Technology & Communications -- Class B          1,000.00             1,008.55             16.66               3.30
Technology & Communications -- Class C          1,000.00             1,008.55             16.66               3.30
Energy & Basic Materials -- Class I             1,000.00             1,013.57             11.64               2.30
Energy & Basic Materials -- Class A             1,000.00             1,011.56             13.65               2.70
Energy & Basic Materials -- Class B             1,000.00             1,008.55             16.66               3.30
Energy & Basic Materials -- Class C             1,000.00             1,008.55             16.66               3.30
Financial Services -- Class I                   1,000.00             1,013.57             11.64               2.30
Financial Services -- Class A                   1,000.00             1,011.56             13.65               2.70
Financial Services -- Class B                   1,000.00             1,008.55             16.66               3.30
Financial Services -- Class C                   1,000.00             1,008.55             16.66               3.30
Investment Quality Bond -- Class I              1,000.00             1,018.10              7.10               1.40
Investment Quality Bond -- Class B              1,000.00             1,013.07             12.14               2.40
Investment Quality Bond -- Class C              1,000.00             1,013.07             12.14               2.40
Municipal Bond -- Class I                       1,000.00             1,018.10              7.10               1.40
Municipal Bond -- Class B                       1,000.00             1,013.07             12.14               2.40
Municipal Bond -- Class C                       1,000.00             1,013.07             12.14               2.40
U.S. Government Money Market -- Class I         1,000.00             1,019.66              5.53               1.09
U.S. Government Money Market -- Class B         1,000.00             1,014.63             10.58               2.09
U.S. Government Money Market -- Class C         1,000.00             1,014.63             10.58               2.09

* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the days in reporting period).

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SUPPLEMENTAL INFORMATION (UNAUDITED) (CONTINUED)
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BOARD OF TRUSTEES & OFFICERS

      The Trust is governed by a Board of Trustees, which oversees the Portfolios' operations. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his or her name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

      The Trust's Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                 TERM/                                       PORTFOLIOS IN
                                               LENGTH OF                                     FUND COMPLEX         OTHER
                            POSITION(S) HELD     TIME      PRINCIPAL OCCUPATION(S) DURING     OVERSEEN BY     DIRECTORSHIPS
NAME, AGE AND ADDRESS       WITH TRUST          SERVED              PAST 5 YEARS                TRUSTEE      HELD BY TRUSTEE
---------------------       ----------------   ---------   ------------------------------    -------------   ---------------
Bruce E. Ventimiglia, 49    President,        Since 1994   Chairman, President and Chief     12 Portfolios   None
1101 Stewart Avenue,        CEO, and                       Executive Officer of Saratoga
Suite 207                   Chairman of                    Capital Management, LLC
Garden City, NY 11530       the Board of
                            Trustees*

Richard E. Stierwalt, 50    Trustee           Since 2003   President, Chief Executive        12 Portfolios   None
Metro Center,                                              Officer and Director, Orbitex
1 Station Place,                                           Financial Services Group, Inc.
Suite 30                                                   (1998-2003); Trustee, Orbitex
Stamford, CT 06902                                         Life Sciences & Biotechnology
                                                           Fund, Inc. (2000-2003);
                                                           Trustee, Orbitex Group of
                                                           Funds (1998-2003)

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                 TERM/                                       PORTFOLIOS IN
                                               LENGTH OF                                     FUND COMPLEX         OTHER
                            POSITION(S) HELD     TIME      PRINCIPAL OCCUPATION(S) DURING     OVERSEEN BY     DIRECTORSHIPS
NAME, AGE AND ADDRESS       WITH TRUST          SERVED              PAST 5 YEARS                TRUSTEE      HELD BY TRUSTEE
---------------------       ----------------   ---------   ------------------------------    -------------   ---------------
Patrick H. McCollough, 62   Trustee           Since 1994   Partner with the law firm of      12 Portfolios   None
101 S. Washington Square,                                  Kelly Cawthorne
9th Floor
Lansing, MI 48933

Udo Koopmann, 63            Trustee           Since 1997   Retired                           12 Portfolios   None
11500 Governor's Drive
Chapel Hill, NC 27517

Floyd E. Seal, 55           Trustee           Since 1997   Chief Executive Officer and       12 Portfolios   None
7565 Industrial Court                                      50% owner of TARAHILL,
Alpharetta, GA 30004                                       INC., d.b.a. Pet Goods
                                                           Manufacturing & Imports,
                                                           Alpharetta, GA; Partner of
                                                           S&W Management, Gwinnet, GA

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SUPPLEMENTAL INFORMATION (UNAUDITED) (CONTINUED)
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INDEPENDENT TRUSTEES (CONTINUED)

                                                                                               NUMBER OF
                                                 TERM/                                       PORTFOLIOS IN
                                               LENGTH OF                                     FUND COMPLEX         OTHER
                            POSITION(S) HELD     TIME      PRINCIPAL OCCUPATION(S) DURING     OVERSEEN BY     DIRECTORSHIPS
NAME, AGE AND ADDRESS       WITH TRUST          SERVED              PAST 5 YEARS                TRUSTEE      HELD BY TRUSTEE
---------------------       ----------------  ----------   ------------------------------    -------------   ---------------
William B. Blundin, 67      Trustee           Since 2003   Since 1997, Founder and           12 Portfolios   Director of the
138 East 65th Street                                       Principal, Bransford                              Conestoga
New York, NY 10021                                         Investment Partners (private                      Funds; Director
                                                           asset management company)                         of the Higgins
                                                                                                             Company
                                                                                                             (privately
                                                                                                             owned mineral
                                                                                                             company); and
                                                                                                             Director of the
                                                                                                             DuNord Land
                                                                                                             Company
                                                                                                             (privately
                                                                                                             owned mineral
                                                                                                             company)

Stephen H. Hamrick, 52      Trustee           Since 2003   President, Carey Financial        12 Portfolios   Director,
50 Rockefeller Plaza                                       Corp. (1994-present) (Broker-                     Duroplas Corp.
New York, NY 10020                                         Dealer); Managing Director,                       (1999-present)
                                                           W.P. Carey & Co. (2001-
                                                           (Manufacturer) present) (Real
                                                           Estate Investment Banking;
                                                           Director), Director, Orbitex
                                                           Life Sciences & Biotechnology
                                                           Fund, Inc. (2000-2003);
                                                           Director, Orbitex Group of
                                                           Funds (2000-2003)

OFFICERS

                                                                                               NUMBER OF
                                                 TERM/                                       PORTFOLIOS IN
                                               LENGTH OF                                     FUND COMPLEX         OTHER
                            POSITION(S) HELD     TIME      PRINCIPAL OCCUPATION(S) DURING     OVERSEEN BY     DIRECTORSHIPS
NAME, AGE AND ADDRESS       WITH TRUST          SERVED              PAST 5 YEARS                OFFICER      HELD BY OFFICER
---------------------       ----------------  ----------   ------------------------------    -------------   ---------------
Stephen Ventimiglia, 48     Vice President    Since 1994   Vice Chairman and Chief           12 Portfolios   None
1101 Stewart Avenue,        And Secretary*                 Investment Officer of Saratoga
Suite 207                                                  Capital Management, LLC
Garden City, NY 11530

Mark S. Marrone, 35         Treasurer and     Since 2003   Chief Financial Officer           12 Portfolios   None
1101 Stewart Avenue,        Chief Financial                (2003) and National Marketing
Suite 207                   Officer                        Manager (2002-2003) of
Garden City, NY 11530                                      Saratoga Capital Management,
                                                           LLC; Senior Market Manager,
                                                           CPA2BIZ, (2001); Director of
                                                           Marketing, deltathree (2000-
                                                           2001); Senior Marketing
                                                           Manager, MetLife (1998-2000)

*     Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

                                  THE SARATOGA
                                 ADVANTAGE TRUST

                 PRIVACY POLICY FOR THE SARATOGA ADVANTAGE TRUST

      The Saratoga Advantage Trust ("Saratoga") respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as Saratoga's transfer agent, or printers and mailers that assist us in the distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                     HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Portfolios voted proxies relating to portfolio securities during the period ended June 30, 2004 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888 672-4839 or by referring to the Security and Exchange Commission's ("SEC") website at HTTP://WWW.SEC.GOV.

           HOW TO OBTAIN 1ST AND 3RD FISCAL QUARTER PORTFOLIO HOLDINGS

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at HTTP://WWW.SEC.GOV and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888 672-4839.

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

         (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
         (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
         (3) Compliance with applicable governmental laws, rules, and regulations;
         (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
         (5)      Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) The registrant's board of trustees has determined that Floyd E. Seal and Udo
W. Koopmann are independent audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      AUDIT FEES
                                    REGISTRANT                ADVISOR
         FY 08/31/04                $175,000.00               $6,000.00
         FY 08/31/03                $133,000.00               N/A
         FY 04/30/03                $69,000.00                N/A


(b)      AUDIT-RELATED FEES
                                    REGISTRANT                ADVISOR
         FYE 08/31/04               $0.00                     $0.00
         FYE 08/31/03               $0.00                     N/A
         FYE 04/30/03               $0.00                     N/A

(c)      TAX FEES
                                    REGISTRANT                ADVISOR
         FYE 08/31/04               $24,000.00                $4,000.00
         FYE 08/31/03               $24,000.00                N/A
         FYE 04/30/03               $10,000.00                N/A

         Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)      ALL OTHER FEES
                                    REGISTRANT                ADVISOR
         FYE 08/31/04               $0.00                     $0.00
         FYE 08/31/03               $0.00                     N/A
         FYE 04/30/03               $0.00                     N/A

 (e)     (1)      AUDIT COMMITTEE'S PRE-APPROVAL POLICIES

                   The registrant's Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant's Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.


         (2)      PERCENTAGES OF SERVICES APPROVED BY THE AUDIT COMMITTEE

                                            REGISTRANT                 ADVISOR

                  Audit-Related Fees:       N/A                         N/A
                  Tax Fees:                 100.00%                    100.00%
                  All Other Fees:           N/A                         N/A

(f) During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                           REGISTRANT                ADVISOR

         FYE 08/31/2004    $24,000.00               $4,000.00
         FYE 08/31/2003    $24,000.00               N/A
         FYE 04/30/2003    $10,000.00               N/A

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED COMPANIES. Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS. See Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END FUNDS. Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDER. None.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of August 31, 2004, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) THE SARATOGA ADVANTAGE TRUST

By (Signature and Title)


*                          /S/ BRUCE E. VENTIMIGLIA
 -------------------------------------------------------------------------------
           Bruce E. Ventimiglia, President and Chief Executive Officer

Date                                11/10/04
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)


*        /S/ MARK S. MARRONE
 -------------------------------------------------------------------------------
         Mark S. Marrone, Treasurer and Chief Financial Officer

Date                                11/10/04
    ----------------------------------------------------------------------------

By (Signature and Title)


*        /S/ BRUCE E. VENTIMIGLIA
 -------------------------------------------------------------------------------
         Bruce E. Ventimiglia, President and Chief Executive Officer

Date                                11/10/04
    ----------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.